DEVELOPERS
DIVERSIFIED
REALTY®

Quarterly Financial Supplement

For the twelve months ended
December 31, 2003

Investor Relations Department

3300 Enterprise Parkway • Beachwood, Ohio 44122
(216) 755-5500 • (216) 755-1500 (fax)
www.ddr.com

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

     Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property or the loss of a major tenant and other matters described in the Management’s Discussion and Analysis section of the Company’s Form 10-K for the year ended December 31, 2002.

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

TABLE OF CONTENTS

Section	Tab

Earnings Release & Financial Statements	1.0
Financial Summary	2.0
• Financial Highlights	2.1
• Market Capitalization and Financial Ratios	2.2
• Market Capitalization Summary	2.3
• Significant Accounting Policies	2.4
• Non-GAAP Financial Measures	2.5
Consolidated and Wholly Owned Financial Operations	3.0
• Summary of Capital Transactions	3.1
• Acquisitions, Dispositions, Expansions and Developments	3.2
• Summary of Consolidated Debt	3.3
• Summary of Consolidated Mortgage Principal Payments & Corporate Debt Maturities	3.4
Joint Venture Summaries	4.0
• Joint Venture Financials	4.1
• Joint Venture Partnership Summaries	4.2
Joint Venture Financial Operations	5.0
• Summary of Capital Transactions	5.1
• Acquisitions, Dispositions, Expansions and Developments	5.2
• Summary of Joint Venture Debt	5.3
• Summary of Pro Rata Joint Venture Debt	5.4
• Summary of Joint Venture Mortgage Principal Payments	5.5
Portfolio Statistics	6.0
Appendix	7.0
• Property Listing	7.1
• Investor Information	7.2

                    DEVELOPERS DIVERSIFIED REALTY CORPORATION

For Immediate Release:
---------------------

Contact:     Scott A. Wolstein             Michelle A. Mahue
             Chairman                      Vice President of Investor Relations
             Chief Executive Officer       216-755-5455
             216-755-5500

                  DEVELOPERS DIVERSIFIED REALTY REPORTS A 6.3%
                    INCREASE IN FFO PER SHARE FOR THE QUARTER
                             ENDED DECEMBER 31, 2003

         CLEVELAND, OHIO, FEBRUARY 17, 2004 - Developers Diversified Realty
Corporation (NYSE: DDR), a real estate investment trust ("REIT"), today announced that fourth quarter 2003 Funds From Operations ("FFO"), a widely accepted measure of REIT performance, on a per share basis was $0.68 (diluted)
and $0.69 (basic) as compared to $0.64 (diluted) and $0.65 (basic) per share for the same period in the previous year, a per share increase of 6.3% diluted and
6.2% basic. FFO available to common shareholders reached $60.1 million for the quarter ended December 31, 2003, as compared to $43.1 million for 2002, an increase of 39.4%. Excluding the impact of the recently announced litigation charge of approximately $9.2 million, FFO was $0.78 (diluted) as compared to
$0.64 (diluted) per share for the same period in 2002, a per share increase of
21.9%. Net income for the three months ended December 31, 2003 increased 209.1%
to $91.5 million compared to fourth quarter 2002 net income of $29.6 million, or
$0.92 per share (diluted) and $0.94 (basic) in 2003 compared to $0.35 per share
(diluted) and $0.36 (basic) for the same period in 2002. The significant increase in net income for the quarter ended December 31, 2003 is primarily related to the Company's gains on sale of assets to MDT, which aggregated approximately $50 million.

         On a per share basis, FFO (diluted) was $2.54 and $2.42 for the years ended December 31, 2003 and 2002, respectively, an increase of 5.0%. Excluding the non-cash charges associated with the redemption of preferred shares in 2003 and 2002, aggregating $10.7 million and $5.5 million, respectively, and the $9.2 million litigation charge referred to above in 2003, FFO, on a per share basis was $2.78 (diluted) in 2003 compared to $2.50 (diluted) in 2002, an increase of
11.2%. FFO available to common shareholders for the year ended December 31, 2003 was $214.3 million compared to FFO for the year ended December 31, 2002 of
$159.4 million, an increase of 34.4%. Net income for the year ended December 31,
2003 was $240.3 million, or $2.27 per share (diluted), compared to net income of
$102.0 million, or $1.07 per share (diluted) for the prior comparable period. An increase in net income of approximately $80 million is due to the net gain on sale of real estate assets by the Company and its joint ventures. The remainder of the increase in net income is primarily attributable to the merger with JDN
Realty on March 13, 2003, core operations, and a reduction in minority interest expense associated with preferred operating partnership units which were redeemed in 2003.

         Scott A. Wolstein, DDR's Chairman and Chief Executive Officer stated,
"We are pleased to announce this quarter's financial results, which reflect the portfolio's strong fundamentals and Developers Diversified's strategic property level transactions and capital markets initiatives, including the Company's new platforms to access equity capital, Macquarie DDR Trust and the Coventry Real
Estate Fund II. During 2003, we took advantage of strong market demand for retail product to create significant value through capital recycling. Developers
Diversified generated approximately $250 million in gains to the Company and its partners through the sale of assets and joint venture interests. Including its proportionate share of sales proceeds, the Company's 2003 retained capital approximated $350 million, effectively self-funding its development pipeline.
Concurrent with this value creation, we continued to strengthen our balance sheet. The market has recognized this improvement, as evidenced by the 20 basis point interest rate reduction in our credit line

pricing we received during the quarter and the Company's issuance of $275 million in five-year senior notes with a coupon rate of 3.875% in January,
2004."

         FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry. Management believes that FFO provides an additional indicator of the financial performance of a REIT. The Company also believes that
FFO more appropriately measures the core operations of the Company and provides a benchmark to its peer group. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income and an indicator of the
Company's operating performance or as an alternative to cash flow as a measure of liquidity. FFO available to common shareholders is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred dividends, (ii)
gains (or losses) from sales of depreciable real estate property, except for those sold through the Company's merchant building program, which are presented net of taxes, (iii) sales of securities, (iv) extraordinary items and (v)
certain non-cash items. These non-cash items principally include real property depreciation, equity income from joint ventures and equity income from minority equity investments and adding the Company's proportionate share of FFO from its unconsolidated joint ventures and minority equity investments, determined on a consistent basis. Other real estate companies may calculate FFO in a different manner. A reconciliation of net income to FFO is presented in the financial highlights section.

LEASING:

         Leasing activity continues to be strong throughout the portfolio.
During the fourth quarter of 2003, the Company executed 103 new leases aggregating approximately 570,000 square feet and 118 renewals aggregating approximately 430,000 square feet. Rental rates on new leases increased by 21.8%
to $13.24 per square foot and rental rates on renewals increased by 7.3% to
$11.70 per square foot. On a blended basis, rental rates for new leases and renewals increased by 12.1% to $12.57 per square foot.

         At December 31, 2003, the average annualized base rent per occupied square foot, including those properties owned through joint ventures, was
$10.82. Excluding the impact of the properties acquired through the JDN merger, the average annualized base rent per occupied square foot for the portfolio was
$11.09, as compared to $10.58 at December 31, 2002.

         As of December 31, 2003, the portfolio was 95.1% leased as compared to
94.6% leased at September 30, 2003. Excluding the impact of the properties acquired through the JDN merger, the portfolio was 95.6% leased, as compared to
95.2% at September 30, 2003 and 95.9% leased at December 31, 2002. These percentages include tenants for which signed leases have been executed and occupancy has not occurred. Based on tenants in place and responsible for paying rent as of December 31, 2003, the portfolio was 94.3% occupied as compared to
94.0% occupied at September 30, 2003. Excluding the impact of the properties acquired through the JDN merger, the portfolio was 95.0% occupied, as compared to 94.6% at September 30, 2003 and 95.1% at December 31, 2002.

         Same store tenant sales performance over the trailing 12 month period within the Company's portfolio remained strong at approximately $234 per square foot in 2003 compared to $233 per square foot in 2002 for those tenants required to report. Aggregate base and percentage rental revenues relating to Core
Portfolio Properties (i.e., shopping center properties owned since January 1,
2002, excluding properties under redevelopment) increased approximately $2.8 million (or 1.7%) for the year ended December 31, 2003, compared to the same period in 2002.

STRATEGIC TRANSACTIONS:

Macquarie DDR Trust

            In November 2003, the Company closed a transaction pursuant to which the Company formed an Australian based Listed Property Trust, Macquarie DDR
Trust ("MDT"), with Macquarie Bank Limited (ASX: MBL), an international investment bank, advisor and manager of specialized real estate funds in
Australia. MDT will focus on acquiring ownership interests in institutional-quality community center properties in the U.S. The aggregate purchase value (assuming 100% ownership) of the initial portfolio of eleven assets owned by DDR and its joint ventures and acquired by MDT is approximately
$730 million. MDT operates with a leverage ratio of approximately 50%.

            MDT, which listed on the Australian Stock Exchange during November
2003, owns an 81.0% interest in the eleven asset portfolio. DDR retained a 14.5%
effective ownership interest in the assets and MBL owns the remaining 4.5%. DDR remains responsible for all day-to-day operations of the properties and will receive fees for property management, leasing, construction management, acquisitions, due diligence, dispositions (including outparcel sales), and financing. Through their joint venture company, DDR and MBL will also receive base asset management fees and incentive fees based on the performance of MDT.
DDR recorded fees aggregating $6.7 million in 2003 through the structuring, formation and operation of the MDT joint ventures.

         It is anticipated that an additional asset in Minneapolis, MN (Coon
Rapids -- Inner Quadrant) will be sold to MDT after construction and leasing are completed, subject to the satisfaction of MDT's investment criteria and the availability of financing. MDT has a two year right of first offer on twenty pre-determined joint venture and wholly owned assets currently in DDR's portfolio. This right of first offer only applies if DDR determines that it will pursue the sale of these assets. MDT also is expected to pursue acquisitions of additional stabilized, institutional-quality community center properties.

         DDR received approximately $195 million in cash and retained a $53 million equity investment in the joint venture, which represents DDR's 14.5%
effective ownership interest. MDT is funded with approximately $370 million in debt, which is approximately 50% of total asset value. The interest rate for this debt was generally structured with 80% fixed and 20% floating. The new fixed rate financing has a weighted average interest rate of approximately 4.3%
and the floating rate debt has a weighted average interest rate of 3.5%.
Approximately $42.0 million of the initial outstanding floating rate debt is financed under MDT's $100 million secured revolving credit facility.

            The aggregate size of the MDT portfolio is approximately 5.4 million square feet of total GLA (of which 4.8 million is owned GLA), and the average size of the eleven properties is approximately 490,000 square feet of total GLA.
Prior to MDT's acquisition, DDR held seven of the MDT portfolio assets in joint ventures. These properties are located in Boston (Framingham), Massachusetts;
Chicago (Schaumburg), Illinois; Minneapolis (Coon Rapids), Minnesota; Atlanta,
Georgia; Washington, D.C. (Fairfax, Virginia); Atlanta (Marietta), Georgia and
Naples, Florida. The remaining four assets were wholly owned by DDR and located in St. Paul, Minnesota; Kansas City (Independence), Missouri; Canton, Ohio and
Cleveland (N. Olmsted), Ohio.

         MDT is governed by a board of directors, which includes three members selected by DDR, three members selected by MBL and two independent members.
MDT's offering in Australia in November 2003 raised approximately $315 million which equates to AUD $441.4 million.

EXPANSIONS:

           For the twelve month period ended December 31, 2003, the Company completed expansions and redevelopments at nine shopping centers located in
Birmingham, Alabama; Bayonet Point, Florida; Brandon, Florida; Tucker, Georgia;
Fayetteville, North Carolina; North Canton, Ohio; Erie, Pennsylvania; Riverdale,

Utah and Taylorsville, Utah at an aggregate cost of approximately $26.8 million.
The Company is currently expanding/redeveloping six shopping centers located in
North Little Rock, Arkansas; Tallahassee, Florida; Starkville, Mississippi;
Aurora, Ohio; Tiffin, Ohio and Monaca, Pennsylvania at a projected incremental cost of approximately $27.6 million. The Company is also scheduled to commence eight additional expansion projects during 2004 at the Gadsden, Alabama;
Brandon, Florida; Suwanee, Georgia; Princeton, New Jersey; Hendersonville, North
Carolina; Allentown, Pennsylvania; Brentwood, Tennessee and Chattanooga,
Tennessee shopping centers.

         For the twelve month period ended December 31, 2003, the Company's joint ventures completed expansions and redevelopments at three shopping centers located in San Ysidro, California; Shawnee, Kansas and North Olmsted, Ohio at an
aggregate cost of approximately $9.7 million. The Company's joint ventures are currently expanding/redeveloping a shopping center located in Deer Park,
Illinois at a projected incremental cost of approximately $13.9 million. In
2004, the Company is also scheduled to commence two additional expansion/redevelopment projects at Merriam, Kansas and Kansas City, Missouri.

ACQUISITIONS:

         In December 2003, the Company acquired Flatiron Marketplace, a 422,000 square foot shopping center in suburban Denver, Colorado from a private investor for approximately $55.5 million.

         In January 2004, the Company, through its joint venture with Coventry, acquired a 20% interest in Totem Lake Mall, a 290,000 square foot shopping center in suburban Seattle, Washington for approximately $37.0 million, of which the Company's proportionate share is approximately $7.4 million.

DEVELOPMENT (CONSOLIDATED):

         During the twelve month period ended December 31, 2003, the Company completed the construction of thirteen shopping centers located in Fayetteville,
Arkansas; Sacramento, California; Aurora, Colorado; Parker, Colorado; Parker
South, Colorado; Lithonia, Georgia; McDonough, Georgia; Meridian, Idaho (Phase
II of the existing shopping center); Grandville, Michigan; Coon Rapids
(Minneapolis) Minnesota; St. John's, Missouri; Erie, Pennsylvania and Frisco,
Texas.

         The Company currently has twelve shopping center projects under construction. These projects are located in Long Beach, California; Fort
Collins, Colorado; Overland Park, Kansas; Chesterfield, Michigan; Lansing,
Michigan; St. Louis, Missouri; Apex, North Carolina; Hamilton, New Jersey; Mount
Laurel, New Jersey; Pittsburgh, Pennsylvania; Irving, Texas and Mesquite, Texas.
These projects are scheduled for completion during 2004 and 2005 and will create an additional 3.4 million square feet of retail space.

         The Company anticipates commencing construction in 2004 on two additional shopping centers located in Norwood, Massachusetts and McKinney,
Texas.

DEVELOPMENT (JOINT VENTURES):

         The Company has joint venture development agreements for three shopping center projects. These three projects have an aggregate projected cost of approximately $97.8 million. The projects located in Long Beach, California and
Austin, Texas were substantially completed during 2003 and the project in
Jefferson County (St. Louis, Missouri) will be substantially completed in 2004.
At December 31, 2003, approximately $86.5 million of costs were incurred in relation to these development projects. The projects located in Long Beach,
California (City Place) and Austin, Texas are being financed through the
Prudential/DDR Retail Value Fund.

DISPOSITIONS:

         In October 2003, the Company sold a 123,000 square foot shopping center located in Decatur, Alabama for approximately $6.9 million and a 32,000 square foot office building in Atlanta, Georgia for approximately $5.5 million. In
November 2003, the Company sold a 5,000 square foot Applebee's in McDonough,
Georgia for approximately $1.6 million. The Company acquired these properties in the merger with JDN Realty in March 2003. Additionally, in October 2003, the
Company sold a 92,000 square foot shopping center located in St. Louis, Missouri for approximately $3.3 million.

         In October 2003, one of the Company's RVIP joint ventures sold a
208,000 square foot shopping center located in Bellingham, Washington for approximately $23.5 million. The joint venture recognized an aggregate gain of approximately $3.7 million of which the Company's proportionate share was $0.7 million. In January 2004, this joint venture also sold a portion, approximately
300,000 square feet of GLA, of a shopping center in Puente Hills, California for approximately $33.0 million and recognized a gain of approximately $4.9 million of which the Company's proportionate share was approximately $0.7 million. These gains were not and will not be included in FFO in 2003 or 2004.

         In January 2004, a joint venture in which the Company owns a 35%
interest, sold a 320,000 square foot shopping center property located in San
Antonio, Texas for approximately $58.0 million and recognized a gain of $19.2 million, of which the Company's proportionate share was approximately $6.7 million. This gain will not be included in FFO in 2004.

FINANCINGS:

         In January 2004, the Company issued $275 million of ten-year unsecured senior notes with a coupon rate of 3.875%. Net proceeds from this offering of approximately $272.2 million were used to repay approximately $104 million of variable rate mortgage debt, $150 million of the Company's unsecured term debt associated with the JDN merger, and the balance was used to repay revolving credit facilities. Following the issuance of these securities the Company's current floating rate debt exposure is approximately 16.3% of total debt.

         In addition to the MDT financing activities previously discussed, in
December 2003, the Company amended and restated its primary unsecured credit facility and extended the term of the revolver from May 30, 2005 to May 30,
2006. Based on the Company's current corporate credit ratings (Moody's rating is
Baa3 stable and Standard and Poors' is BBB stable), the amended and restated
facility bears a reduced interest rate of LIBOR plus 80 basis points, compared to the previous interest rate of LIBOR plus 100 basis points, and continues to offer a competitive bid option for up to 50% of the facility amount. At the
Company's option, the revolver may be increased from its current size of $650 million to $1.0 billion. The Company also amended its $30 million secured facility with National City to reflect the same changes in pricing.

         Developers Diversified Realty Corporation currently owns and manages over 360 retail operating and development properties in 44 states comprising over 82 million square feet of real estate. DDR is a self-administered and self-managed real estate investment trust (REIT) operating as a fully integrated real estate company which acquires, develops, leases and manages shopping centers.

         A copy of the Company's Supplemental Financial/Operational package is available to all interested parties upon request at our corporate office to
Michelle A. Mahue, Vice President of Investor Relations, Developers Diversified
Realty Corporation, 3300 Enterprise Parkway, Beachwood, OH 44122 or on our
Website which is located at http:/www.ddr.com.

         Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933 and Section 21 E of the Securities
Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.
For this purpose, any statements contained herein that are not historical fact may be deemed to be forward looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property or the loss of a major tenant. For more details on the risk factors, please refer to the Company's Form on 10-K as of
December 31, 2002.

                    DEVELOPERS DIVERSIFIED REALTY CORPORATION
                              FINANCIAL HIGHLIGHTS
                     (IN THOUSANDS - EXCEPT PER SHARE DATA)

                                                                                Three Month Period            Year Ended
                                                                                Ended December 31,           December 31,
                                                                                 2003         2002         2003         2002
                                                                                 ----         ----         ----         ----
REVENUES:
   Minimum rent (A)                                                            $ 88,066     $ 67,001     $342,699     $254,084
   Percentage and overage rents (A)                                               2,412        2,024        5,659        4,306
   Recoveries from tenants                                                       26,860       18,549       94,575       69,228
   Ancillary income                                                               1,038          757        2,356        1,928
   Other property related income                                                    268          507          942        1,625
   Management fee income                                                          2,914        2,356       10,647       10,145
   Development fees                                                                 470          187        1,446        2,229
   Interest income                                                                1,190        1,849        5,082        5,905
   Other (B)                                                                      3,171          501       12,691        5,396
                                                                               --------     --------     --------     --------
                                                                                126,389       93,731      476,097      354,846
                                                                               --------     --------     --------     --------
EXPENSES:
    Operating and maintenance                                                    19,965       13,607       63,816       43,506
    Real estate taxes                                                            15,591       11,181       57,946       43,113
    General and administrative (C)                                               12,819        9,380       40,820       29,392
    Interest                                                                     24,310       18,859       89,678       76,236
    Impairment charge (D)                                                          --           --            600         --
    Other expense (E)                                                             9,190         --          9,190         --
    Depreciation and amortization                                                25,979       20,465       94,376       76,802
                                                                               --------     --------     --------     --------
                                                                                107,854       73,492      356,426      269,049
                                                                               --------     --------     --------     --------
Income before equity in net income of joint ventures, gain on sale of joint venture interests, minority equity interests, income tax of taxable REIT subsidiary, discontinued operations and gain on sales
  of real estate and real estate investments                                     18,535       20,239      119,671       85,797
Equity in net income of joint ventures (F)                                       20,506       10,371       44,254       32,769
Gain on sale of joint venture interests (F)                                       8,663           --        8,663           --
Minority equity interests (G)                                                      (563)      (4,800)      (5,365)     (21,570)
Income tax of taxable REIT subsidiary                                               130           --           --           --
                                                                               --------     --------     --------     --------
Income from continuing operations                                                47,271       25,810      167,223       96,996
Income (loss) from discontinued operations (H)                                     (574)       3,367         (894)       1,545
                                                                               --------     --------     --------     --------
Income before gain on sales of real estate
and real estate investments                                                      46,697       29,177      166,329       98,541
Gain on sales of real estate and real
estate investments, net of tax                                                   44,789          440       73,932        3,429
                                                                               --------     --------     --------     --------
NET INCOME                                                                     $ 91,486     $ 29,617     $240,261     $101,970
                                                                               ========     ========     ========     ========
NET INCOME, APPLICABLE TO COMMON SHAREHOLDERS (I)                              $ 80,881     $ 23,127     $189,056     $ 69,368
                                                                               ========     ========     ========     ========
FUNDS FROM OPERATIONS ("FFO"):
   Net income applicable to common shareholders (I)                            $ 80,881     $ 23,127     $189,056     $ 69,368
   Depreciation and amortization of real estate investments                      25,161       20,225       93,174       76,462
   Equity in net income of joint ventures                                       (20,506)     (10,371)     (44,254)     (32,769)
   Gain on sale of joint venture interests (F)                                   (8,663)          --       (8,663)          --
   Joint ventures' FFO (F)                                                       23,127       12,328       47,942       44,473
   Minority equity interests (OP Units)                                             466          346        1,769        1,450
   (Gain) loss on sales and impairment charge on depreciable real estate and
      real estate investments, net                                              (40,335)      (2,604)     (64,712)         454
                                                                               --------     --------     --------     --------
   FFO available to common shareholders                                          60,131       43,051      214,312      159,438
    Preferred dividends (I)                                                      10,605        6,490       51,205       32,602
                                                                               --------     --------     --------     --------
   FFO (I)                                                                     $ 70,736     $ 49,541     $265,517     $192,040
                                                                               ========     ========     ========     ========
   Per share data:  (I)
     Earnings per common share
        Basic                                                                  $   0.94     $   0.36     $   2.31     $   1.09
                                                                               ========     ========     ========     ========
        Diluted                                                                $   0.92     $   0.35     $   2.27     $   1.07
                                                                               ========     ========     ========     ========
   Dividends Declared                                                          $   0.46     $   0.38     $   1.69     $   1.52
                                                                               ========     ========     ========     ========
Funds From Operations - Basic (J), (I)                                         $   0.69     $   0.65     $   2.58     $   2.45
                                                                               ========     ========     ========     ========
Funds From Operations - Diluted (J), (I)                                       $   0.68     $   0.64     $   2.54     $   2.42
                                                                               ========     ========     ========     ========
Basic - average shares outstanding (thousands) (J)                               86,206       65,029       81,903       63,807
                                                                               ========     ========     ========     ========
Diluted - average shares outstanding (thousands) (J)                             88,414       65,967       84,188       64,837
                                                                               ========     ========     ========     ========

                    DEVELOPERS DIVERSIFIED REALTY CORPORATION
                              FINANCIAL HIGHLIGHTS
                     (IN THOUSANDS - EXCEPT PER SHARE DATA)

(A)      Increases in base and percentage rental revenues for the twelve month period ended December 31, 2003 as compared to 2002, aggregated $87.0 million consisting of $2.8 million related to leasing of core portfolio properties (an increase of 1.7% from 2002), $21.1 million from the acquisition of fourteen shopping centers in 2002 and 2003, $71.9 million from the JDN merger and $1.9 million related to developments and redevelopments. These amounts were offset by a decrease of $1.2 million relating to the business center properties and $9.5 million due to the sale of twelve properties to joint ventures in 2002 and 2003.
         Included in the rental revenues for the twelve month periods ended
         December 31, 2003 and 2002 is approximately $6.3 million and $3.3 million, respectively, of revenue resulting from the recognition of straight line rents.

(B)      Other income for the three month periods ended December 31, 2003 and
         2002 included approximately $0.4 million and $0.9 million, respectively, in lease termination revenue. Other income for the twelve month periods ended December 31, 2003 and 2002 included approximately
         $6.9 million and $3.9 million in lease termination revenue, respectively. Other income for the twelve month period ended December
         31, 2003 includes approximately $2.4 million of income from the settlement of a call option relating to the MOPPRS debt assumed from
         JDN and $3.4 million relating to transaction and financing fees received in connection with the MDT transaction. Included in other income for the twelve month periods ended December 31, 2003 and 2002 was approximately $0.9 million and $2.5 million, respectively, primarily associated with the sale of certain option rights (2003), the sale of development rights to the Wilshire project in Los Angeles,
         California (2002), financing and other miscellaneous fees. Offsetting these revenues for the twelve months ended December 31, 2003 and 2002 was a charge of $0.9 million and $1.0 million, respectively, relating to the write-off of abandoned development projects.

(C)      General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the releasing of space, which are charged to operations as incurred. For the twelve month periods ended December 31, 2003 and 2002, general and administrative expenses were approximately 5.3% and 4.8%, respectively, of total revenues, including joint venture revenues, for each period.
         In addition to increases attributable to the merger with JDN in March
         2003, included in the twelve month period ended December 31, 2003 general and administrative expense is approximately $4.0 million of non-cash deferred, director compensation and executive management incentive compensation primarily associated with performance unit grants which compares to $1.4 million in 2002. This increase of $2.6 million is attributed to the increase in the Company's stock price in
         2003. In addition, the impact of Sarbanes-Oxley resulted in additional general and administrative costs of approximately $1 million, a significant amount of which related to the payment of split dollar life insurance compensation during the fourth quarter of 2003. Additional professional fees, primarily related to the MDT transaction, aggregating approximately $0.4 million, were also charged to expense in the fourth quarter of 2003.

(D)      Impairment charge relates to the potential sale of a shopping center aggregating 60,000 square feet of GLA, in 2003 with a projected loss of approximately $0.6 million. This property sold in February 2004.

(E)      As previously announced, the Company incurred a one-time charge relating to litigation filed against the Company by Regal Cinemas consisting of an $8.0 million judgment plus interest and legal costs.

                    DEVELOPERS DIVERSIFIED REALTY CORPORATION
                              FINANCIAL HIGHLIGHTS
                     (IN THOUSANDS - EXCEPT PER SHARE DATA)

(F)  The following is a summary of the Company's share of the combined operating results relating to its joint ventures (in thousands):

                                                                       Three month period                Year ended
                                                                        ended December 31,              December 31,
                                                                     2003 (b)       2002 (b)        2003 (b)        2002 (b)
                                                                     --------       --------        --------        --------
Revenues from operations (a)                                       $  85,382       $  53,562       $ 274,521       $ 215,925
                                                                    ---------       ---------       ---------       ---------

Operating expense                                                     26,672          17,624          94,781          73,590
Depreciation and amortization of real
  estate Investments                                                  11,960          10,465          43,884          33,402
Interest expense                                                      20,472          16,763          79,570          64,978
                                                                   ---------       ---------       ---------       ---------
                                                                      59,104          44,852         218,235         171,970
                                                                   ---------       ---------       ---------       ---------
Income from operations before gain on
  sale of real estate and real estate
  investments and discontinued operations                             26,278           8,710          56,286          43,955
Gain on sale of real estate and real
  estate investments                                                 134,292           5,219         138,489          18,916
Income (loss) from discontinued
operations, net of tax                                                  (177)          1,946             169           9,826
Gain on sale of discontinued operations, net of tax                    6,024          18,384          59,357          32,863
                                                                   ---------       ---------       ---------       ---------
Net income                                                         $ 166,417       $  34,259       $ 254,301       $ 105,560
                                                                   =========       =========       =========       =========
DDR Ownership interests (b)                                        $  49,354       $  10,646       $  74,033       $  34,724
                                                                   =========       =========       =========       =========
Funds From Operations from joint ventures are summarized as follows:

  Net income                                                       $ 166,417       $  34,259       $ 254,301       $ 105,560

  Gain on sale of real estate and real estate
    investments, including discontinued operations                  (135,761)        (14,338)       (192,756)        (29,413)

  Depreciation and amortization of real estate
      Investments                                                     11,965          11,247          45,074          38,168
                                                                   =========       =========       =========       =========
                                                                   $  42,621       $  31,168       $ 106,619       $ 114,315
                                                                   =========       =========       =========       =========
  DDRC Ownership interests (b)                                     $  23,127       $  12,328       $  47,942       $  44,473
                                                                   =========       =========       =========       =========
  DDRC Partnership distributions received, net                     $  58,743       $  10,249       $ 112,218       $  58,103
                                                                   =========       =========       =========       =========

     (a)  Revenues for the three month periods ended December 31, 2003 and 2002 included approximately $2.4 million and $0.7 million, respectively, resulting from the recognition of straight line rents of which the
          Company's proportionate share is $0.5 million and $0.2 million, respectively. Revenues for the twelve month periods ended December 31,
          2003 and 2002 included approximately $4.8 million and $3.2 million, respectively, resulting from the recognition of straight line rents, of which the Company's proportionate share is $1.2 million and $1.1 million, respectively.

     (b)  The Company's share of joint venture related income has been allocated between two line items, equity in net income of joint ventures and gain on sale of joint venture interests, on the Company's income statement. Included in equity in net income of joint ventures is approximately $7.5 million of promoted income received from the
          Company's joint venture partners during the fourth quarter of 2003 which is included in the Company's FFO. Also included in the joint venture net income and FFO, in the fourth quarter of 2003, is a gain associated with the early extinguishment of debt of approximately $4.2 million of which the Company's proportionate share approximated $3.4 million. During 2003, the Company recorded its proportionate share of merchant building gains and included in FFO gains of $0.9 million and
          $11.3 million in 2003 and 2002, respectively.

          The Company's share of joint venture net income has been reduced by
          $21.0 million and $2.0 million for the twelve month periods ended
          December 31, 2003 and 2002, respectively. The $21 million adjustment in 2003 is the result of the elimination of a significant portion of gain on sale from the sale of seven joint venture assets to the
          Macquarie DDR Trust in the fourth quarter of 2003. The Company has retained 14.5% effective ownership interest in these assets and accordingly is required to defer a portion of the gain.

          At December 31, 2003 and 2002, the Company owned joint venture interests relating to 54 and 49 shopping center properties, respectively. In addition, at December 31, 2003 and 2002,
          respectively, the Company, through a joint venture, owned an interest of approximately 25% in 72 and 100 shopping center sites formerly owned by Service Merchandise.

                    DEVELOPERS DIVERSIFIED REALTY CORPORATION
                              FINANCIAL HIGHLIGHTS
                     (IN THOUSANDS - EXCEPT PER SHARE DATA)

     (G)  Minority Equity Interests are comprised of the following:

                                               Three Month Period               Year
                                               Ended December 31,       Ended December 31,
                                                2003         2002         2003         2002
                                                ----         ----         ----         ----

         Minority interests                   $    97      $   427      $ 1,360      $ 1,782
         Preferred Operating Partnership
            Units                                --          4,027        2,236       18,338
         Operating Partnership Units              466          346        1,769        1,450
                                              -------      -------      -------      -------
                                              $   563      $ 4,800      $ 5,365      $21,570
                                              =======      =======      =======      =======

     (H)  The operating results relating to assets classified as discontinued
          operations are summarized as follows in thousands):

                                             Three Month Period             Year Ended
                                             Ended December 31,            December 31,
                                            2003          2002          2003          2002
                                            ----          ----          ----          ----

         Revenues                          $   433       $ 1,467       $ 2,599       $ 5,932
                                           -------       -------       -------       -------
         Expenses:
             Operating                         161           217           586         1,396
             Impairment charge                --            --           2,040         4,730
             Interest                           24           170           485           971
             Depreciation                       77           317           842         1,566
                                           -------       -------       -------       -------
                                               262           704         3,953         8,663
                                           -------       -------       -------       -------
                                               171           763        (1,354)       (2,731)

         Gain (loss) on sales of real
           estate (a)                         (745)        2,604           460         4,276
                                           -------       -------       -------       -------
                                           $  (574)      $ 3,367       $  (894)      $ 1,545
                                           =======       =======       =======       =======

         (a) Upon finalization of the Company's purchase price allocation associated with the JDN merger, in the fourth quarter of 2003, the
             Company recorded an adjustment to reduce previously recorded gains of approximately $0.4 million.

     (I)  As previously announced, DDR has complied with the Security and
          Exchange Commission ("SEC") July 31, 2003's Staff Policy statement that clarifies EITF Topic No. D-42, "The Effect on the Calculation of
          Earnings per Share for the Redemption or Induced Conversion of
          Preferred Stock," and restated net income available to common shareholders for fiscal year 2002 and recorded the charges related to the 2003 transactions. As a result of this change in accounting principle, the Company has recorded a charge of $10.7 million and $5.5 million for the year ended December 31, 2003 and 2002, respectively, to net income available to common shareholders and FFO.

     (J)  For purposes of computing FFO per share (basic), the weighted average shares outstanding were adjusted to reflect the conversion, on a weighted average basis of 1.1 million and 0.9 million Operating
          Partnership Units (OP Units) outstanding at December 31, 2003 and 2002 into 1.1 million and 0.9 million common shares of the Company for the three month periods ended December 31, 2003 and 2002, respectively, and 1.1 million and 1.0 million common shares of the Company for the twelve month periods ended December 31, 2003 and 2002, respectively.
          The weighted average diluted shares and OP Units outstanding were 88.5 million and 67.0 million for the three month periods ended December
          31, 2003 and 2002, respectively, and 84.3 million and 65.9 million for the twelve month periods ended December 31, 2003 and 2002, respectively.

                    DEVELOPERS DIVERSIFIED REALTY CORPORATION
                              FINANCIAL HIGHLIGHTS
                                 (IN THOUSANDS)

Selected Balance Sheet Data:
                                                                               December 31, 2003   December 31, 2002
                                                                               -----------------   -----------------

ASSETS:
Real estate and rental property:
     Land                                                                          $   821,893       $   488,292
     Buildings                                                                       2,719,764         2,109,675
     Fixtures and tenant improvements                                                   90,384            72,674
      Construction in progress                                                         252,870           133,415
                                                                                   -----------       -----------

                                                                                     3,884,911         2,804,056

Less accumulated depreciation                                                         (458,213)         (408,792)
                                                                                   -----------       -----------
Real estate, net                                                                     3,426,698         2,395,264

Cash                                                                                    11,693            16,371
Restricted cash                                                                         99,340              --
Advances to and investments
   in joint ventures                                                                   262,072           258,610
Notes receivable                                                                         9,812            11,662
          Receivables, including straight line rent                                     76,509            60,074
Other assets                                                                            55,027            34,871
                                                                                   -----------       -----------
                                                                                   $ 3,941,151       $ 2,776,852
                                                                                   ===========       ===========
LIABILITIES:
Indebtedness:
  Revolving credit facilities                                                      $   186,500       $   446,000
  Variable rate unsecured term debt                                                    300,000            22,120
  Unsecured debt                                                                       838,996           404,900
  Mortgage and other secured debt                                                      757,635           625,778
                                                                                   -----------       -----------

                                                                                     2,083,131         1,498,798
  Dividends payable                                                                     43,520            25,378
  Other liabilities                                                                    152,992            92,070
                                                                                   -----------       -----------
                                                                                     2,279,643         1,616,246
Minority interests                                                                      47,438           215,045
Shareholders' equity                                                                 1,614,070           945,561
                                                                                   -----------       -----------
                                                                                   $ 3,941,151       $ 2,776,852
                                                                                   ===========       ===========

                    DEVELOPERS DIVERSIFIED REALTY CORPORATION
                              FINANCIAL HIGHLIGHTS
                                 (IN THOUSANDS)

Selected Balance Sheet Data (Continued):

Combined condensed balance sheets relating to the Company's joint ventures are as follows:

                                                                          December 31,       December 31,
                                                                              2003               2002
                                                                           -----------       -----------

Land                                                                       $   519,846           368,520
Buildings                                                                    1,692,367         1,219,947
Fixtures and tenant improvements                                                24,985            24,356
Construction in progress                                                        38,018            91,787
                                                                           -----------       -----------
                                                                             2,275,216         1,704,610

Accumulated depreciation                                                      (118,755)         (153,537)
                                                                           -----------       -----------

Real estate, net                                                             2,156,461         1,551,073
Receivables, including straight line rent, net                                  47,165            64,642
Investment in joint ventures                                                      --              12,147
Leasehold interests                                                             28,895            26,677
Other assets                                                                    83,776            80,285
                                                                           -----------       -----------
                                                                           $ 2,316,297       $ 1,734,824
                                                                           ===========       ===========

Mortgage debt (a)                                                          $ 1,321,117       $ 1,129,310
Notes and accrued interest
  payable to DDRC                                                               21,471           106,485
Amounts payable to other partners                                               42,333            71,153
Other liabilities                                                               80,681            61,898
                                                                           -----------       -----------
                                                                             1,465,602         1,368,846
                  Accumulated equity                                           850,695           365,978
                                                                           -----------       -----------
                                                                           $ 2,316,297       $ 1,734,824
                                                                           ===========       ===========

(a)  The Company's proportionate share of joint venture debt aggregated approximately $368.5 million and $387.1 million at December 31, 2003 and
     December 31, 2002, respectively.

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

FINANCIAL HIGHLIGHTS
(In Thousands Except Per Share Information)

	Year Ended December 31
	2003	2002	2001	2000	1999
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$189,056 (7)	$69,368 (7)	$65,111	$73,571	$60,135
Depreciation and Amortization of Real Estate Investments	$93,174	$76,462	$63,200	$52,975	$51,497
Equity in Net Income From Joint Ventures	$(52,917)	$(32,769)	$(17,010)	$(17,072)	$(20,621)
Equity in Net Income From Minority Equity Investment	$0	$0	$(1,550)	$(6,224)	$(6,453)
Joint Venture Funds From Operations	$47,942	$44,473	$31,546	$30,512	$32,317
Minority Equity Investment Funds From Operations	$0	$0	$6,448	$14,856	$12,965
Operating Partnership Minority Interest Expense	$1,769	$1,450	$1,531	$4,126	$6,541
Non-Recurring & Extraordinary Charges	$0	$0	$2,895	$0	$0
Loss (Gain) on Sales of Real Estate	$(64,712)	$454	$(16,688)	$(23,440)	$1,664

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$214,312	$159,439	$135,482	$129,303	$138,044
PREFERRED DIVIDENDS	$51,204 (7)	$32,602 (7)	$27,262	$27,262	$27,262

FUNDS FROM OPERATIONS	$265,516	$192,041	$162,744	$156,565	$165,306

PER SHARE INFORMATION:
Funds From Operations — Diluted	$2.54	$2.42	$2.38	$2.19	$2.05
Net Income — Diluted	$2.27	$1.07	$1.17	$1.31	$0.95
Cash Dividends	$1.69	$1.52	$1.48	$1.44	$1.40
WEIGHTED AVERAGE SHARES AND OPERATING PARTNERSHIP UNITS, FFO	84,319	65,910	56,957	59,037	68,412
TOTAL MARKET CAPITALIZATION(1)	$5,551,748	$3,460,243	$2,982,461	$2,490,917	$2,392,455
DEBT TO TOTAL MARKET CAPITALIZATION(1)	37.42%	43.10%	43.87%	49.28%	48.15%
DEBT TO TOTAL UNDEPRECIATED ASSETS, INVESTMENTS, CASH & NOTES REC	48.68%	48.26%	47.18%	47.82%	45.78%
DIVIDEND PAYOUT RATIO(1)	65.26% (8)	60.93%	62.53%	65.19%	66.45%
GEN. & ADMIN. EXPENSES AS A PERCENTAGE OF TOTAL REVENUES(2)	5.35%	4.80%	4.25%	4.27%	4.09%
GENERAL AND ADMINISTRATIVE EXPENSES	$40,820	$29,392	$24,175	$20,449	$17,774
REVENUES:
DDR Revenues	$478,696	$360,778	$324,148	$285,416	$263,932
Joint Venture Revenues	$284,158	$251,905	$244,663	$193,275	$170,714

TOTAL REVENUES(3)	$762,853	$612,683	$568,811	$478,691	$434,646

NET OPERATING INCOME:
DDR Net Operating Income	$356,348	$272,764	$248,838	$225,371	$212,037
Joint Venture Net Operating Income	$184,927	$167,573	$166,545	$136,440	$119,544

TOTAL NET OPERATING INCOME(4)	$541,274	$440,337	$415,383	$361,811	$331,581

REAL ESTATE AT COST:
DDR Real Estate at Cost	$3,861,010	$2,804,056	$2,493,665	$2,161,810	$2,068,274
Joint Venture Real Estate at Cost(5)	$2,039,698	$1,785,165	$1,862,515	$1,522,493	$1,441,322

TOTAL REAL ESTATE AT COST(6)	$5,900,708	$4,589,221	$4,356,179	$3,684,302	$3,509,596

(1)	See Market Capitalization and Financial Ratio section for detail calculation.
(2)	The calculation includes joint venture revenues.
(3)	Includes revenues from discontinued operations.
(4)	Includes NOI associated with acquisitions, expansions and developments from completion date of said capital transactions.
(5)	Includes FMV purchase price gross up of assets shown as equity investment in joint ventures.
(6)	Includes construction in progress (CIP) at December 31, 2003 of $290.7 million (includes $38.0 million of CIP included in joint ventures, of which $9.4 million represents the Company’s proportionate share), and at December 31, 2002, 2001, 2000, 1999 CIP aggregated $237.8 million, $287.7 million, $305.4 million and $308.2 million, respectively.
(7)	Amounts were adjusted to include original issuance costs associated with the redemption of Preferred Operating Partnership Units and preferred stock of $10,710,000 for the year ended December 31, 2003 and $5,543,734 for the year ended December 31, 2002 pursuant to EITF topic NO. D-42..
(8)	Includes the full dividend for shares issued in conjunction with the JDN merger during Q-1 2003, however, JDN operating results are only included in FFO subsequent to the merger date of 3/13/03. This number also includes the effect of the Regal Cinema litigtion settlement.

Financial Highlights 2.1

Developers Diversified Realty
Quarterly Financial Supplement
For the Twelve Months Ended December 31, 2003

MARKET CAPITALIZATION & FINANCIAL RATIOS

	Year Ended December 31
	2003	2002	2001	2000	1999
DDR RATIO OF DEBT TO TOTAL MARKET CAP:
Total Debt	$2,077,558	$1,491,481	$1,308,301	$1,227,575	$1,152,051
Total Market Capitalization*	$5,551,748	$3,460,243	$2,982,461	$2,490,917	$2,392,455

	37.42%	43.10%	43.87%	49.28%	48.15%
DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS AND NOTES RECEIVABLE	48.68%	48.26%	47.18%	47.82%	45.78%
DDR, INCLUDING PROPORTIONATE SHARE OF JV DEBT, TOTAL MARKET CAPITALIZATION:
Total Debt*	$2,446,026	$1,878,575	$1,688,904	$1,550,398	$1,618,685
Total Market Capitalization*	$5,920,216	$3,847,336	$3,363,064	$2,813,740	$2,859,088

	41.32%	48.83%	50.22%	55.10%	56.62%
DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE	53.79%	54.20%	53.85%	54.54%	54.12%
INTEREST COVERAGE RATIO:
Interest Expense	$90,162	$77,208	$81,770	$77,030	$68,023
FFO Before Interest and Preferred Dividends*	$355,679	$287,586	$263,595	$248,896	$238,486

	3.94	3.72	3.22	3.23	3.51
DEBT SERVICE COVERAGE RATIO:
Debt Service*	$101,890	$83,958	$88,764	$82,103	$73,022
FFO Before Interest and Preferred Dividends*	$355,679	$287,586	$263,595	$248,896	$238,486

	3.49	3.43	2.97	3.03	3.27
FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS) COVERAGE RATIO
Fixed Charges	$142,385	$129,353	$135,107	$124,666	$105,440
FFO Before Interest and Preferred Dividends*	$355,679	$287,586	$263,595	$248,896	$238,486

	2.50	2.22	1.95	2.00	2.26
DIVIDEND PAYOUT RATIO
Common Share Dividends and Operating Partnership Interest	$146,846	$100,531	$84,721	$84,297	$91,736
Funds From Operations exclusive of preferred dividend arising from preferred stock redemption	$225,022	$164,983	$135,482	$129,303	$138,044

	0.65 (1)	0.61	0.63	0.65	0.66

*	See Attached for Detail Calculation (1) Includes the full dividend for shares issued in conjunction with the JDN merger during Q-1 2003, however, JDN operating results are only included in FFO subsequent to the merger date of 3/13/03.

Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the Twelve Months Ended December 31, 2003

	Year Ended December 31
	2003	2002	2001	2000	1999
UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$3,884,911	$2,804,056	$2,493,665	$2,161,810	$2,068,274
Cash and Cash Equivalents	$111,033	$16,371	$19,070	$4,243	$5,992
Notes Receivable	$9,813	$11,662	$5,221	$4,824	$5,590
Advances and Investments in Joint Ventures	$262,072	$258,611	$255,327	$260,927	$299,176
Minority Equity Investment	$0	$0	$0	$135,028	$137,234

	$4,267,829	$3,090,699	$2,773,281	$2,566,831	$2,516,266

DDR & JV UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$3,884,911	$2,804,056	$2,493,665	$2,161,810	$2,068,274
Notes Receivable or Proportionate Share Thereof	$41,018	$50,521	$22,000	$42,187	$70,025
Minority Equity Investment	$0	$0	$0	$135,028	$137,234
Proportionate Share of JV Undepreciated Real Estate Assets	$621,113	$611,224	$620,688	$503,902	$715,118

	$4,547,043	$3,465,801	$3,136,353	$2,842,926	$2,990,652

FUNDS FROM OPERATIONS BEFORE INTEREST AND PREFERRED DIVIDENDS
FFO	$214,318	$159,439	$135,482	$129,303	$138,044
Interest Expense	$90,162	$77,208	$81,770	$77,030	$68,023
Preferred Dividends, Including Preferred Operating Minority Interest & D-42 Dividend	$51,204	$50,939	$46,343	$42,563	$32,419

	$355,679	$287,586	$263,595	$248,896	$238,486

DEBT SERVICE
Interest Expense	$90,162	$77,208	$81,770	$77,030	$68,023
Recurring Principal Amortization	$11,728	$6,750	$6,994	$5,073	$4,999

	$101,890	$83,958	$88,764	$82,103	$73,022

FIXED CHARGES
Debt Service	$101,890	$83,958	$88,764	$82,103	$73,022
Preferred Dividends, Including Preferred Operating Minority Interest and excluding non-cash	$40,494	$45,395	$46,343	$42,563	$32,419

D-42 dividend	$142,385	$129,353	$135,107	$124,666	$105,440

Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the Twelve Months Ended December 31, 2003

	Year Ended December 31
	2003	2002	2001	2000	1999
DDR TOTAL MARKET CAPITALIZATION
Common Shares Outstanding	86,425	66,609	59,455	54,880	59,504
Operating Partnership Units Outstanding	1,129	911	1,038	1,051	4,702

Total	87,554	67,520	60,493	55,932	64,206
Share Price	$33.5700	$21.9900	$19.1000	$13.3125	$12.8750

Market Value of Common Shares	$2,939,190	$1,484,762	$1,155,410	$744,592	$826,654
Preferred Shares at Book Value	$535,000	$304,000	$303,750	$303,750	$303,750
Preferred Units and Warrant	$0	$180,000	$215,000	$215,000	$110,000
Total Debt	$2,077,558	$1,491,481	$1,308,301	$1,227,575	$1,152,051

TOTAL MARKET CAPITALIZATION	$5,551,748	$3,460,243	$2,982,461	$2,490,917	$2,392,455

DDR TOTAL MARKET CAPITALIZATION — INCLUDING PROPORTIONATE SHARE OF JV DEBT
Common Shares Outstanding	86,425	66,609	59,455	54,880	59,504
Operating Partnership Units Outstanding	1,129	911	1,038	1,051	4,702

Total	87,554	67,520	60,493	55,932	64,206
Share Price	$33.5700	$21.9900	$19.1000	$13.3125	$12.8750

Market Value of Common Shares	$2,939,190	$1,484,762	$1,155,410	$744,592	$826,654
Preferred Shares at Book Value	$535,000	$304,000	$303,750	$303,750	$303,750
Preferred Units and Warrant	$0	$180,000	$215,000	$215,000	$110,000
Total Debt	$2,077,558	$1,491,481	$1,308,301	$1,227,575	$1,152,051
Proportionate Share of JV Debt	$368,468	$387,094	$380,604	$322,823	$466,633

TOTAL MARKET CAPITALIZATION	$5,920,216	$3,847,336	$3,363,064	$2,813,740	$2,859,088

Market Capitalization and Financial Ratios 2.2

$5.6 Billion Total Capitalization as of December 31, 2003 (1), (2), (3)

Perpetual Preferred Stock $535.0 10%
Fixed Rate Unsecured Debt $733.4 13%
Common Shares Equity (2) $2,939.2 53%
Floating Rate Unsecured Debt $100.0 2%
Construction Finance $129.5 2%
Variable Rate Revolving Credit and Term Debt $386.5 7%
Fixed Rate Revolving Credit Debt $100.0 2%
Mortgage Debt (3) $628.1 11%

(1) Figures in millions unless otherwise noted.

(2) Market Value ($33.57 per share as of December 31, 2003) includes operating partnership units equivalent to approximately 1.1 million of the Company's Common shares.

(3) Does not include proportionate share of joint venture debt aggregating $368.5 million.

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

Significant Accounting Policies

Revenues
•	Percentage and overage rents are recognized after the tenants reported sales have exceeded the applicable sales breakpoint.
•	Revenues associated with tenant reimbursements are recognized in the period in which the expenses are incurred based upon the provision of tenants’ leases.
•	Lease termination fees are included in other income and recognized upon termination of a tenant’s lease, which generally coincides with the receipt of cash.

General and Administrative Expenses
•	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred. All indirect internal costs associated with acquisitions are expensed as incurred.

Deferred Financing Costs
•	Costs incurred in obtaining long-term financing are included in deferred charges and are amortized over the terms of the related debt agreements; such amortization is reflected as interest expense in the consolidated statements of operations.

Real Estate
•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	18 to 31 years
Furniture/Fixtures	Useful lives, which approximate lease
and Tenant Improvements	terms, where applicable

Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

Significant Accounting Policies (Continued)
•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations that improve or extend the life of the asset are capitalized.
•	Included in land is undeveloped real estate, generally outlots or expansion pads adjacent to the shopping centers and enclosed malls owned by the Company.
•	Construction in progress includes shopping center developments and significant expansions and re-developments.

Capitalization
•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers. Capitalization of interest ceases when construction activities are completed and the property is available for occupancy by tenants.
•	For the years ended December 31, 2003, 2002, 2001, 2000 and 1999, the Company capitalized interest of $11.4 million, $9.5 million, $12.9 million, $18.2 million and $13.4 million, respectively.
•	In addition, the Company capitalized certain construction administration costs of $5.1 million for the year — ended December 31, 2003 and $4.5 million, $3.3 million, $3.2 million, $2.4 million for the years ended December 31, 2002, 2001, 2000 and 1999, respectively.
•	Interest and real estate taxes incurred during the construction period are capitalized and depreciated over the building life.

Gain on Sales of Real Estate
•	Gain on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers is recognized at closing when the earnings process is deemed to be complete.

Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

Reconciliation of Supplemental
Non-GAAP Financial Measures
(Dollars in thousands)
(Unaudited)

Table 1 — Developers Diversified Realty Corporation and the Company’s Joint Ventures Combined

Reconciliation of Same Store Net Operating Income (NOI) to Total Revenues and Certain Expenses

	Year Ended
	December 31,
	2003	2002
Total Revenues DDR	$476,097	$354,846
Total Revenues DDR Combined Joint Ventures	274,521	215,925
Operating and Maintenance — DDR	(63,816)	(43,506)
Real Estate Taxes — DDR	(57,946)	(43,113)
Operating and Maintenance — DDR Combined Joint Ventures	(94,781)	(73,590)

Combined NOI	$534,075	$410,562

Total Same Store NOI	$268,995	$265,043	1.5%
Property NOI from other operating segments	265,080	145,519

Combined NOI	$534,075	$410,562

Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the three and twelve months ended December 31, 2003

Reconciliation of Supplemental
Non-GAAP Financial Measures
(Dollars in thousands)
(Unaudited)

Table 2 — Developers Diversified Realty Corporation

Reconciliation of Funds From Operations (FFO) to reflect the adjustment of preferred dividend charges in accordance with EITF Topic No. D-42

	Three Month Period		Twelve Month Period
	Ended December 31,		Ended December 31,
	2003	2002	2003	2002
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$80,881	$23,127	$189,056	$69,368
Depreciation and Amortization of Real Estate Investments	25,161	20,225	93,174	76,462
Equity in Net Income From Joint Ventures	(20,506)	(10,371)	(44,254)	(32,769)
Gain on Sale of Joint Venture Interests	(8,663)	—	(8,663)	—
Joint Venture Funds From Operations	23,127	12,328	47,942	44,473
Operating Partnership Minority Interest Expense	466	346	1,769	1,450
(Gain) Loss on Sales of Real Estate	(40,335)	(2,604)	(64,712)	454

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$60,131	$43,051	$214,312	$159,438

Preferred dividend charges in accordance with EITF Topic No. D-42	10,605	6,490	51,204	32,602

ADJUSTED FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$70,736	$49,541	$265,516	$192,040

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$60,131	$43,051	$214,312	$159,438

Other Expense	9,190	—	9,190	—

ADJUSTED FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$69,321	$43,051	$223,502	$159,438

Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

Summary of Wholly Owned and Consolidated Capital Transactions

Acquisitions, Dispositions, Developments & Expansions
for the Twelve Month Period Ended December 31, 2003

	Twelve Months
	Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2003		2002		2001	2000	1999
Acquisitions/Transfers	$1,363.6	(2)	$298.6	(4)	$289.3 (6)	$81.1 (7)	$78.3 (8)
Completed Expansions	26.8		8.0		13.7	13.6	43.3
Developments & Construction in Progress	104.6		66.4		72.9	81.2	75.6
Tenant Improvements & Building Renovations (1)	6.3		7.3		6.1	6.3	6.6
Furniture Fixtures & Equipment	1.9		2.3		2.5	0.4	5.3

	1,503.2		$382.6		$384.5	$182.6	$209.1
Less: Real Estate Sales & Joint Venture Transfers	(422.4	)(3)	$(72.2	)(5)	$(52.7)	$(89.1)	$(37.6)

Total DDR Additions (Millions)	$1,080.8		$310.4		$331.8	$93.5	$171.5

(1)	The Company anticipates recurring capital expenditures, including tenant improvements, of approx. $7.0 million associated with its wholly owned and consolidated portfolio during 2004.
(2)	Includes the merger of JDN and the transfer from joint ventures of the Leawood, KS and Suwanee, GA shopping centers, and the consolidation of the assets aggregating $118.2 million owned by DD Development Company.
(3)	In addition to the sales listed in the disposition section, which had an aggregate cost of $62.9 million, this balance includes the transfer of seven assets with an aggregate cost of $153.6 million to the joint venture with DDR Markaz LLC (Kuwait Financial Centre), these assets are shopping centers located in Richmond, CA, Winchester, VA, Tampa, FL, Toledo, OH, Highland, IN, Oviedo, FL and Grove City, OH and the sale of several outparcels, which had an aggregate cost of $13.5 million. The balance also includes the transfer of six assets with an aggregate cost of $192.4 million to the Macquarie DDR Trust joint venture, these assets are shopping centers located in Canton, OH, North Olmstead, OH, Independence, MO and St. Paul, MN.
(4)	Includes transfers from joint ventures of the Independence, MO shopping center, Phase IV of the Salisbury, MD shopping center, Canton, OH shopping center, Plainville, CT shopping center, and San Antonio, TX shopping center to DDR.
(5)	Includes a transfer to joint ventures for the newly developed shopping center in Kildeer, Illinois, the sales of shopping centers located in Cape Coral, Florida, Huntsville, Alabama, Ocala, Florida, Orlando, Florida and St. Louis, Missouri, the sale of three outlots, and a write-off of $5.0 million relating to the former K-mart space at North Little Rock, Arkansas which is being redeveloped.
(6)	The balance reflects the consolidation of the assets formerly owned by American Industrial Properties (AIP) which was merged during 2nd quarter 2001.
(7)	Includes transfers to DDR in the aggregate amount of $76.7 million relating to the Nassau Pavilion development project, two former DDR/Oliver McMillan projects, and Phase II of the Salisbury, MD development project. All of which were previously accounted for through joint ventures.
(8)	Includes a transfer of the Everett development project to DDR and the Salem development project to DD Development Co.

Summary of Wholly Owned Capital Transactions 3.1

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

Wholly Owned and Consolidated Acquisitions
for the Twelve Month Period Ended December 31, 2003

		Cost	Acquisition
Property Location	GLA(1)	(Millions)	Date	Major Tenants
Gulfport, Mississippi	539,433	$45.0	01/31/03	TJ Maxx, Old Navy, Cinemark, Barnes & Noble, Office Depot, Circuit City, Goody’s, Academy Sports, Kirschman’s Furniture and PetSmart.
JDN Realty Corporation (2)	23,036,437	$1,064.0	03/13/03	Portfolio of 102 operating and development properties located in 15 states.
Leawood, KS(3)	412,879	$80.9	04/25/2003	Coldwater Creek, The Gap, J. Jill, Sharper Image, The Limited, Ann Taylor, Pottery Barn, American Eagle, and Restoration Hardware
Broomfield, CO	421,482	$55.5	12/30/2003	Mens Wearhouse, Famous Footwear, Linen’s & Things, Nordstrom Rack, Pier One Imports, Office Depot, Best Buy, Bucca di Beppo and Bahama Breeze.

Total	24,410,231	$1,245.4

(1)	GLA may include property managed, but not owned.
(2)	Includes the transfer from joint venture of the Suwanee, GA shopping center.
(3)	The Company previously owned a 50% joint venture interest in this asset, which was accounted for using the equity method of accounting.

Wholly Owned and Consolidated Dispositions
for the Twelve Month Period Ended December 31, 2003

		Gross Sale
		Proceeds
Property Location	GLA	(Millions)	Sale Date
Fayetteville, GA	10,908	$3.1	3/27/2003
Buford, GA	27,806	$3.5	4/1/2003
Three Business Centers	395,277	$14.0	4/8/2003
Lilburn, GA	132,847	$14.0	5/1/2003
Gulf Breeze, FL	14,490	$3.5	5/12/2003
Andersen, SC	14,250	$1.4	6/20/2003
Fayetteville, GA	15,335	$3.0	6/27/2003
Nacogdoches, TX	57,413	$5.7	8/29/2003
Decatur, AL	122,956	$6.9	10/7/2003
St. Louis, MO	91,783	$3.3	10/23/2003
Atlanta, GA	35,283	$5.5	10/31/2003
McDonough, GA	4,670	$1.6	11/18/2003

Total	923,018	$65.5

Wholly Owned Acquisitions and Dispositions 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

Wholly Owned and Consolidated
Expansion and Redevelopment Projects
for the Twelve Month Period Ended December 31, 2003

Projects Completed
Birmingham, AL	Retenanted the former Wal-Mart space with Lowe’s Home Improvement (opened 3/03) and added a 45,600 sf expansion, which includes a Ross Dress for Less (opened 2/03) and Petco (opened 4/03).
Bayonet Point, FL	Relocation of three small shops for the expansion of existing Beall’s space by approximately 15,700 sf (opened 7/03).
Brandon, FL	Retenanted the former Scotty’s with 66,000 sf two story Kanes Furniture store (opened 4/03).
Tucker, GA	Expansion of existing center to include Washington Mutual Bank, EB Gameworks (opened 8/03) and an additional 5,600 sf of retail space.
Fayetteville, NC	Expansion of existing center to include a Bed, Bath & Beyond (opened 7/03) and the creation of an additional 19,672 sf of retail space.
N. Canton, OH	Expansion of existing Kohl’s space by approximately 20,000 sf (opened 9/02) and the addition of 7,000 sf of retail space.
Erie, PA	Expansion of the existing Kohl’s store by approximately 20,250 sf.
Riverdale, UT (North)	Retenanted the former Wal-Mart space with a Meier and Frank Department Store (opened in 8/03).
Taylorsville, UT	Redevelopment of the center, including the demolition of the former theater to construct a 35,000 sf 24 Hour Fitness (opened 12/02), and the relocation of several small retailers to accommodate a 30,200 sf Ross Dress for Less (opened 6/03).

Total Net Cost (Millions)	$26.8

Projects in Progress
N. Little Rock, AR	Demolished the former Kmart space to construct a Bed, Bath & Beyond (opened 9/02), Sports Authority (opened 8/03), and Michael’s (scheduled to open 1st quarter 2004).
Tallahassee, FL	Retenanting of former Lowe’s with Bealls, Cato and It’s Fashion.
Starksville, MS	Retenanting of former Wal-Mart with Lowe’s Home Improvments and the relocation of Dollar Tree, CATO, It's Fashion and Hibbetts.
Aurora, OH	Expansion of the existing center to create a 38,000 sf Marquee Theatre (scheduled to open in 2nd Quarter 2004).
Tiffin, OH	Retenanting the former Kmart with Marquee Theatre (scheduled to open 2nd Quarter 2004) and 15,000 sf of additional retail space.
Monaca, PA	Expansion of the existing center to create 38,000 sf Cinemark Theater and 6,160 sf of retail space.

Total Net Cost (Millions)	$27.6

Projects to Commence Construction
Gadsden, AL	Break-up of 64,400 sf building to create 20,000 sf Fred’s and two mid-size retail units.
Brandon, FL	Recapture space from The Sports Authority and release to PetsMart.
Suwanee, GA	Retenanting of former K-Mart with PetsMart and Shoe Gallery.
Princeton, NJ	Expansion of the existing center to create an additional 76,800 sf of retail space.
Hendersonville, NC	Recapture of former Wal-Mart space; demolition of 45,000 sq ft for Epic Theater, Big Lots and 32,000 sf of retail space.
Allentown, PA	Construction of 20,000sf outparcel building for retail tenants.
Brentwood, TN	Recapture The Sports Authority space and release the space to Ross Dress for Less and other retail tenants.
Chattanooga, TN	Retenanting of former K-Mart with Hobby Lobby and Fresh Market.

Wholly Owned Expansions and Redevelopments 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

Summary of Wholly Owned and Consolidated Development Projects
for the Twelve Month Period Ended December 31, 2003

				Substantial
			Net Cost	Completion
	GLA		(Millions)	Date	Major Tenants
Projects Substantially Completed
Fayetteville, AR	137,033		$8.6	1st Half 2003	PetsMart, Kohl’s, Radio Shack, EB Game World, Cingular Wireless
Sacramento, CA	6,728		$1.8	2nd Half 2003	Pick Up Stix, City Financial, UPS Store, GameStop and 3,200 sq. ft. of retail space
Aurora, CO	147,465		$23.7	1st Half 2003	Wal-Mart, Home Depot, Bed, Bath & Beyond, Office Depot, PetsMart, and 73,000 sq. ft of retail space
Parker, CO	100,536		$16.5	1st Half 2003	Office Depot, PetsMart, Hollywood Video, Starbucks, Noodles, Wal-Mart, Home Depot, Panda Express, Fantastic Sam’s
Parker South, CO (Phase I)	137,283		$15.1	2nd Half 2003	Kohl’s, Bed, Bath & Beyond, Gart Sports, Michael’s, Famous Footwear, Lane Bryant
Lithonia, GA	160,675		$14.3	2nd Half 2003	Sam’s Club, Best Buy, Toys ‘R Us, Bed, Bath & Beyond and an additional 39,900 sf of retail space
McDonough, GA	61,000		$5.4	2nd Half 2003	Wal-Mart, Lowe’s, Cracker Barrel and 50,500 sf of retail space
Meridian (Boise), ID Phase I & II	733,051(1	)(2)	$66.7 (1)	2000 (Phase I)	Phase I: Wal*Mart Supercenter, Shopko, Shepler’s, Bed Bath & Beyond, Office Depot, Old Navy, Sportsman’s Warehouse, Ross Dress for Less, Marshalls, additional small retailers and restaurants
				2nd Half 2003 (Phase II)	Phase II: Craft Warehouse, Babies ‘R Us, PetsMart, Pier One Imports and additional retail space
Grandville, MI	212,891		$25.6	2nd Half 2003	Lowe’s, PetsMart, Shoe Carnival, Gander Mountain, Circuit City, Linens ‘N Things, Party City, Cost Plus
Coon Rapids (Minneapolis), MN (Central Quadrant, adjacent to DDR’s existing property)	293,520		$36.9	1st Half 2003 (Phase I)	Phase I: Ulta 3 Cosmetics, Border’s, Maurice’s, Lane Bryant, Sprint, PetsMart, additional small retailers and restaurants
				2nd Half 2003 (Phase II)	Phase II: Casual Corner, Pier One, J.C. Penney
St. John’s, MO	92,019		$10.7	1st Half 2003	Shop ‘N Save
Erie, PA	113,363		$8.8	2nd Half 2003	Target, Marshall’s, Bed, Bath & Beyond, Babies ‘R Us, H&R Block
Frisco, TX	120,884		$8.0	1st Half 2003	Kohl’s, Great Clips

Projects in Progress
Long Beach, CA (The Pike at Rainbow Harbor) Phase I	346,233		$127.6	2nd Half 2003 and 2004	CinemarkTheater, Gameworks, Carnival Club, Gladstones, Outback Steakhouse, Island Burgers, Bubba Gump Shrimp, California Pizza Kitchen

Wholly Owned Developments 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

Summary of Wholly Owned and Consolidated Development Projects
for the Twelve Month Period Ended December 31, 2003

			Substantial
		Net Cost	Completion
	GLA	(Millions)	Date	Major Tenants
Projects in Progress — cont’d
Fort Collins, CO	18,540	$3.6	2004	Wal-Mart, Home Depot and additional small shops and outparcels.
Overland Park, KS	91,845	$10.1	2004	Home Depot, Sam’s Club, Aldi’s Grocery, Party City, Goodyear Tire, Bank of America
Chesterfield, MI	130,245	$12.0	2004	Petco and additional retail to be announced
Lansing, MI	165,869	$14.8	2004	Wal-Mart, Lowe’s, Michael’s, Gander Mountain, Subway, Hallmark
St. Louis, MO	99,927	$13.1	2004	PetsMart, Office Max, Walgreens and other retail tenants to be announced
Apex, NC (Phase I & II)	461,211	$25.3	2004	Target, Lowe’s, Office Max, PetsMart, Linens ‘N Things, and other retail tenants and outparcels to be announced.
Hamilton, NJ	506,320	$78.6	2003& 1st Half 2004	Wal-Mart, Lowe’s, BJ’s Wholesale, Kohl’s, Michaels, PetsMart, Famous Footwear, Ross Dress for Less, Pier One, Linens ‘N Things, Shop-Rite, Barnes & Noble
Mt. Laurel, NJ	720,625	$42.4	2004	Target, Wegman’s, Costco, Bed, Bath & Beyond and other retail to be announced
Pittsburgh, PA	340,971	$32.9	2005	Target, Sportsman Warehouse and other retail to be announced
Irving, TX	319,976	$27.5	2004	Wal-Mart, Sam’s Club, Kohl’s, PetsMart, Marquee Theater, Office Max
Mesquite, TX	197,460	$26.4	1st Half 2004	Michael’s, Linens ‘N Things, Ross Dress for Less, Ultimate Electronics, Dress Barn, Famous Footwear
Projects to Commence Construction
Norwood, MA	115,147	$8.6	2004	Lowe’s
McKinney, TX (Phase II)	98,000	$8.0	2004	To be announced

Wholly Owned Development Totals	5,928,817	$673.0

Notes:
(1)	Meridian project costs and square footage are aggregated for Phase I and Phase II.
(2)	Includes square footage which will not be Company owned.

Wholly Owned Developments 3.2

Quarterly Financial Supplement
For the twelve months ended December 31, 2003

Wholly Owned and Consolidated Development
Assets Placed in Service as of December 31, 2003

Assets Placed in Service
Date	(Millions)
As of December 31, 2002	$200.5
1st Quarter 2003	$14.7
2nd Quarter 2003	$23.0
3rd Quarter 2003	$10.7
4th Quarter 2003	$141.6
Thereafter	$282.5

Total	$673.0

Wholly Owned and Consolidated Development
Funding Schedule as of December 31, 2003

Funded as of December 31, 2003	$561.2
Projected Net Funding During 2004	$88.8	(1)
Projected Net Funding Thereafter	$23.0	(1)

Total	$673.0

(1)	Amount will be reduced by the additional proceeds to be obtained through the construction loans relating to the Coon Rapids and Hamilton projects and proceeds from land sales.

Wholly Owned Development Delivery and Funding Schedules     3.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

Summary of Consolidated Debt
as of December 31, 2003

		Mortgage		Maturity	Interest
		Balance(000's)		Date	Rate(1)
SENIOR DEBT:
Unsecured Credit Facility:
$650 Million Revolving Credit Facility		$171,000	(2)	05/06	1.894
$300 Million Term Loan		300,000		03/04	2.134
Secured Credit Facility:
$30 Million Revolving Credit Facility		15,500		06/06	2.134

Total Credit Facility Debt		486,500

Public Debt:
Medium Term Notes	F	10,000		07/04	6.900
Medium Term Notes	F	5,000		07/04	6.940
Medium Term Notes	F	50,000	(3)	12/04	6.840
Medium Term Notes	F	1,000		11/05	7.280
Medium Term Notes	F	95,970	(4)	03/07	6.840
Medium Term Notes	F	10,000		07/07	6.950
Medium Term Notes	F	2,000		12/07	7.050
Medium Term Notes	F	99,895		01/08	6.625
Medium Term Notes	F	299,557		07/10	4.625
Medium Term Notes	F	100,000		07/18	7.500
Unsecured Notes	F	75,000		08/04	6.800
Unsecured Notes	F	85,000		08/07	6.950

Total Public Debt		833,422

MORTGAGE DEBT:
Plainville, CT (TIF)	F	7,260		04/21	7.125
Bayonet Point, FL	F	5,327		08/06	9.750
Tupelo, MS	F	12,025		03/08	4.410
Jacksonville, FL	F	6,900		03/08	4.410
Denver, CO (Univ Hills)	F	29,370		06/12	7.300
Henderson, TN	F	9,676		01/19	7.660
Brown Deer, WI	F	3,248		08/09	7.750
Allentown, PA	F	19,245		06/21	6.950
Erie, PA	F	25,847		04/11	6.880
Erie, PA	F	2,983		04/11	6.880
Boardman, OH	F	26,842		04/11	6.880
Solon, OH	F	16,657		03/08	4.410
St. Louis, MO (Sunset)	F	34,795		04/11	6.880
St. Louis, MO (Brentwood)	F	25,847		04/11	6.880

Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

Summary of Consolidated Debt
as of December 31, 2003 (con't)

		Mortgage	Maturity	Interest
		Balance	Date	Rate(1)
Denver, CO (Centennial)	F	$38,771	04/11	6.880
Cedar Rapids, IA	F	10,354	01/20	9.375
St. Louis, MO (Olympic)	F	3,835	08/07	9.150
St. Louis, MO (Gravois)	F	2,150	07/12	8.625
St. Louis, MO (Keller)	F	1,862	01/10	8.625
N. Charleston, SC	F	11,926	03/08	4.410
Sault St. Marie, MI	F	3,398	05/07	8.375
Walker, MI	F	8,772	03/08	4.410
Detroit, MI	F	5,989	09/05	7.375
Mt. Pleasant, SC (GS II)	F	8,082	03/08	4.410
Meridian, ID (GS II)	F	26,120	03/08	4.410
Logan, UT	F	754	06/12	8.750
Riverdale, UT (North)	F	9,218	10/20	9.300
Salt Lake City, UT (Hermes)	F	315	08/04	5.900
Birmingham, AL (GS II)	F	28,288	03/08	4.410
Wilmington, NC	F	21,684	03/08	4.410
Berlin, VT	F	4,940	08/07	9.750
Brainerd, MN	F	215	02/05	6.800
Spring Hill, FL	F	5,467	09/19	9.750
West Pasco, FL	F	4,784	02/12	9.625
Princeton, NJ	F	26,381	03/27	8.262
Woodmont — Riverchase	F	8,104	01/13	5.500
Leawood, KS	F	52,473	07/09	7.310
Durham, NC	F	7,392	03/08	4.410
Bellefontaine, OH	F	2,604	12/16	7.500
Dublin, OH	F	9,704	09/06	8.375
Pickerington, OH	F	4,500	12/06	8.250
Dallas, TX (Carpenter)	F	28,440	01/08	7.250
Silver Springs, MD (Tech 29-1)	F	7,025	02/09	7.330
Silver Springs, MD (Tech 29-2)	F	3,554	09/06	9.050
Hamilton, NJ	F	30,000	05/05	2.942
Hamilton, NJ	V	23,886	05/05	2.784
Princeton, NJ	V	24,999	09/25	2.634
Mt. Laurel, NJ	V	12,350	06/05	2.634
Apex, NC	V	7,650	06/05	2.634
Coon Rapids, MN	V	26,615	06/05	2.634

Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

Summary of Consolidated Debt
as of December 31, 2003 (con’t)

		Mortgage	Maturity	Interest
		Balance	Date	Rate(1)
San Antonio, TX	V	$27,700	07/06	2.634
Aurora, CO	V	9,378	09/04	2.484
St. Louis, MO	V	4,444	07/04	2.484
Mesquite, TX	V	15,239	04/04	2.484
RVIP I, Best Products	V	2,254	08/04	2.884

Total Mortgage Debt		757,635

Total Debt		$2,077,558
Adjustment for Reverse Swap		5,573 (5)
		$2,083,131

Weighted Average — Total			4.91years	4.8%

Weighted Average — Fixed			6.22years	5.9%

Weighted Average — Floating			1.96years	2.4%

Notes:

F -	Fixed Rate Debt
V -	Variable Rate Debt
1.	Interest rate figures reflect coupon rates of interest and do not include discounts or premiums. Annualized deferred finance cost amortization is approximately $3.0 million, net.
2.	Senior debt of $100 million has been converted to a fixed rate of 2.965%. The remaining balance of $71 million is at the stated variable rate.
3.	Public debt of $40 million has been converted to a variable rate of 3.74%. The remaining balance of $10 million is at the stated fixed rate.
4.	Public debt of $60 million has been converted to a variable rate of 3.065%. The remaining balance of $36.0 million is at the stated fixed rate.
5.	Offset included in other assets.

Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of December 31, 2003
(000’s)

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Thereafter	Total
PROPERTY MORTGAGES
Plainville, CT (TIF)											7,260	7,260
Bayonet Point, FL			5,327									5,327
Tupelo, MS	273	287	300	313	10,852							12,025
Jacksonville, FL	156	164	172	180	6,227							6,900
Denver, CO (Univ Hills)	486	522	562	604	650	699	752	809	24,286			29,370
Henderson, TN	339	366	395	426	460	497	536	578	624	674	4,782	9,676
Brown Deer, WI	475	513	554	599	647	460						3,248
Allentown, PA	580	621	666	714	765	820	879	942	1,009	1,082	11,168	19,245
Erie, PA	250	273	293	314	331	360	386	23,641				25,847
Erie, PA	28	31	33	36	38	41	44	2,732				2,983
Boardman, OH	259	283	303	325	343	373	400	24,556				26,842
Solon, OH	378	397	415	434	15,033							16,657
St. Louis, MO (Sunset)	335	366	392	421	444	483	518	31,836				34,795
St. Louis, MO (Brentwood)	250	273	293	314	331	360	386	23,641				25,847
Denver, CO (Centennial)	374	408	438	469	496	539	578	35,469				38,771
Cedar Rapids, IA	287	315	346	380	417	458	503	552	606	665	5,825	10,354
St. Louis, MO (Olympic)	306	335	367	2,826								3,835
St. Louis, MO (Gravois)	282	310	355	389	292	115	125	136	147			2,150
St. Louis, MO (Keller)	243	265	289	315	343	374	33					1,862
N. Charleston, SC	270	284	297	311	10,763							11,926
Sault St Marie, MI	911	990	1,079	418								3,398
Walker, MI	199	209	219	229	7,917							8,772
Detroit, MI	2,800	3,189										5,989
Mt. Pleasant, SC	183	193	201	211	7,294							8,082
Merridian, ID	592	623	651	681	23,573							26,120
Logan, UT	63	68	74	81	89	97	105	115	61			754
Riverdale, UT (North)	238	261	287	315	345	379	415	456	500	548	5,475	9,218
Salt Lake City, UT	315											315
Birmingham, AL	642	674	705	737	25,530							28,288
Wilmington, NC	492	517	541	565	19,570							21,684
Berlin, VT				4,940								4,940
Brainerd, MN ( K-Mart)	140	75										215
Spring Hill, FL	154	170	187	206	227	251	276	304	335	370	2,985	5,467
West Pasco, FL									4,784			4,784
Princeton, NJ	323	358	389	423	454	499	543	590	636	697	21,468	26,381
Hoover, AL (Riverchase)	108	116	122	129	136	145	153	162	170	6,864		8,104
Leawood, KS	1,038	1,117	1,201	1,292	1,390	46,435						52,473
Durham, NC	168	176	184	193	6,672							7,392
Bellefontaine, OH	123	133	143	154	166	179	193	208	224	241	842	2,604

Summary of Consolidated Mortgage Principal Payments and Corporate Debt Maturities 3.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of December 31, 2003 (con’t)

	2004	2005	2006		2007	2008	2009	2010	2011	2012	2013
	Payments	Payments	Payments		Payments	Payments	Payments	Payments	Payments	Payments	Payments	Thereafter	Total
Dublin, OH	248	270	9,185										9,704
Pickerington, OH	202	219	4,079										4,500
Dallas, TX (Carpenter)	455	489	525		565	26,406							28,440
Silver Springs, MD (Tech 29-1)	145	158	170		183	196	6,173						7,025
Silver Springs, MD (Tech 29-2)	85	93	3,376										3,554
Princeton, NJ (Nassau Pav)												24,999	24,999
San Antonio, TX			27,700										27,700
RVIP I, Best Products	2,254												2,254
Payments Made Through 12/31/03

Total — Property Mortgages	17,448	16,111	62,818		20,691	168,395	59,734	6,823	146,726	33,382	11,141	84,804	628,074

CONSTRUCTION LOANS
$34.4 Million Construction Loan		26,615											26,615
(National City Bank)
$25 Million Construction Loan		20,000											20,000
(National City Bank)
Aurora, CO	9,378												9,378
St. John, MO	4,444												4,444
Mesquite, TX	15,239												15,239
Hamilton, NJ		53,886											53,886

Total — Construction Loans	29,060	100,501	0		0	0	0	0	0	0	0	0	129,561

DEBT OFFERINGS
Senior Notes	65,000	1,000			107,970	99,895		299,557				100,000	673,422
Unsecured Notes	75,000				85,000								160,000

Total — Debt Offerings	140,000	1,000	0		192,970	99,895	0	299,557	0	0	0	100,000	833,422
Total — Property Mortgages,	186,509	117,612	62,818		213,661	268,291	59,734	306,380	146,726	33,382	11,141	184,804	1,591,058
Construction Loans & Debt Offerings

REVOLVING CREDIT FACILITIES
$650 Million Unsecured Credit			171,000	(1)									171,000
(Bank One)
$300 Million Unsecured Credit	300,000 (2)												300,000
(Bank of America)
$30 Million Revolving Credit			15,500	(3)									15,500
(National City Bank)

Total — Debt	486,509	117,612	249,318		213,661	268,291	59,734	306,380	146,726	33,382	11,141	184,804	2,077,558

Notes:
(1)	Balance at December 31, 2003 on revolving construction credit facilities.
(2)	Balance at December 31, 2003 on $650 million revolving credit facility.
(3)	Balance at December 31, 2003 on $30 million revolving credit facility.

Summary of Consolidated Mortgage Principal Payments and Corporate Debt Maturities 3.4

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

(Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of December 31, 2003

		RVIP III B			RVIP VIII		Community Centers	Community Centers	Community Centers	Community Centers
	RVIP III (5)	Deer Park, IL	RVIP VI (5)	RVIP VII	Tech Ridge LLC	Community Centers	Four	Five	Six (8)	Seven
Real Estate Assets	$56.4	$67.8	$31.3	$247.9	$24.5	$0.0	$42.4	$249.7	$0.0	$15.6
Accumulated Depreciation	(1.1)	(5.1)	(2.9)	(15.2)	(0.2)	0.0	(5.8)	(28.4)	0.0	(0.9)

Real Estate, net	55.3	62.7	28.4	232.7	24.3	0.0	36.6	221.3	0.0	14.7

Receivables, Net	1.6	1.0	0.8	4.6	1.0	3.7	1.4	6.8	0.0	0.3
Other assets	1.2	2.7	1.6	14.9	1.4	6.4	1.4	5.5	0.0	0.1

	$58.1	$66.4	$30.8	$252.2	$26.7	$10.1	$39.4	$233.6	$0.0	$15.1

Mortgage Debt	$29.7	$50.1	$18.7	$107.1	$24.7	$0.0	$30.0	$156.0	$0.0	$9.9
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other liabilities	0.5	0.6	0.5	21.1	1.8	6.3	0.2	2.9	0.0	0.3

	30.2	50.7	19.2	128.2	26.5	6.3	30.2	158.9	0.0	10.2
Accumulated equity (deficit)	27.9	15.7	11.6	124.0	0.2	3.8	9.2	74.7	0.0	4.9

	$58.1	$66.4	$30.8	$252.2	$26.7	$10.1	$39.4	$233.6	$0.0	$15.1

Proportionate share of other assets/liabilities, net	$0.6	$0.4	$0.5	($0.3)	$0.1	$0.8	$0.9	$4.7	$0.0	$0.1

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations for the period ended December 31, 2003

		RVIP III B			RVIP VIII		Community Centers	Community Centers	Community Centers	Community Centers
	RVIP III (5)	Deer Park, IL	RVIP VI (5)	RVIP VII	Tech Ridge LLC	Community Centers	Four	Five	Six (8)	Seven
Revenues from operations	$0.0	$10.8	$0.0	$29.2	$1.2	$46.7	$5.8	$34.8	$0.0	$2.0
Rental operation expenses	0.0	(3.7)	0.0	(10.2)	(0.7)	(13.2)	(2.0)	(11.0)	0.0	(0.6)

Net operating income	0.0	7.1	0.0	19.0	0.5	33.5	3.8	23.8	0.0	1.4
Depreciation and amortization expense	0.0	(1.7)	0.0	(5.3)	(0.2)	(7.3)	(0.9)	(6.6)	0.0	(0.2)
Interest expense	0.0	(3.0)	0.0	(8.2)	(0.1)	(15.4)	(1.2)	(10.7)	0.0	(0.9)

Income (loss) before gain on sale	0.0	2.4	0.0	5.5	0.2	10.8	1.7	6.5	0.0	0.3
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	118.2	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.3	0.0	0.0	0.0	0.0	0.2	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	16.1	0.0	35.6	0.0	0.0	5.0	0.0

Net income (loss)	$0.0	$2.4	$0.0	$21.9	0.2	$164.6	$1.7	$6.5	$5.2	$0.3
DDR Ownership interest	***	***	***	***	20%	***	35%	50%	50%	50%

	$0.0	$0.5	$0.0	$3.9	$0.0	$40.6	$0.6	$3.3	$2.6	$0.2
Amortization of basis differential	0.0	0.0	0.0	0.0	0.0	(17.3)	0.0	0.2	0.0	0.0

	$0.0	$0.5	$0.0	$3.9	$0.0	$23.3	$0.6	$3.5	$2.6	$0.2

Proportionate share of net operating income	$0.0	$2.0	$0.0	$4.1	$0.1	$6.7	$1.3	$11.9	$0.0	$0.7

Funds From Operations (“FFO”):
Net income (loss)	$0.0	$2.4	$0.0	$21.9	$0.2	$164.6	$1.7	$6.5	$5.2	$0.3
Depreciation of real property	0.0	1.7	0.0	6.0	0.1	7.6	0.9	6.6	0.1	0.2
(Gain) loss on sale	0.0	0.0	0.0	(16.1)	0.0	(153.9)	0.0	0.0	(5.0)	0.0

	$0.0	$4.1	$0.0	$11.8	$0.3	$18.3	$2.6	$13.1	$0.3	$0.5
DDR ownership interest	***	***	***	***	20%	***	35%	50%	50%	50%

DDR FFO	$0.0	$1.2	$0.0	$2.6	$0.1	$11.2	$0.9	$6.6	$0.1	$0.3

Joint Ventures 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of December 31, 2003

	Community			Lennox Town	Sun Center	Dublin Village	Washington			Leawood,
	Centers Eight	Merriam	Kildeer, IL	Center(2)	Limited(2)	(2)	Park (3)	Liberty Fair	DOTRS	KS(7)
Real Estate Assets	$26.7	$49.0	$28.0	$21.2	$25.7	$29.7	$0.6	$31.6	$24.9	$0.0
Accumulated Depreciation	(1.8)	(5.0)	(1.0)	(3.2)	(5.1)	(12.4)	0.0	(11.5)	(3.5)	0.0

Real Estate, net	24.9	44.0	27.0	18.0	20.6	17.3	0.6	20.1	21.4	0.0

Receivables, Net	0.9	2.8	0.3	1.5	0.9	0.6	0.0	0.4	0.9	0.0
Other assets	0.5	1.6	0.3	0.7	0.6	0.3	0.0	0.9	0.3	0.0

	$26.3	$48.4	$27.6	$20.2	$22.1	$18.2	$0.6	$21.4	$22.6	$0.0

Mortgage Debt	$17.7	$39.1	$19.5	$19.0	$21.1	$0.0	$0.0	$20.0	$11.2	$0.0
Amounts payable to DDRC	0.0	0.0	(0.1)	0.0	0.1	0.0	0.0	9.0	0.0	0.0
Other liabilities	0.5	0.7	0.6	0.9	0.7	0.8	0.1	0.1	(0.1)	0.0

	18.2	39.8	20.0	19.9	21.9	0.8	0.1	29.1	11.1	0.0
Accumulated equity (deficit)	8.1	8.6	7.6	0.3	0.2	17.4	0.5	(7.7)	11.5	0.0

	$26.3	$48.4	$27.6	$20.2	$22.1	$18.2	$0.6	$21.4	$22.6	$0.0

Proportionate share of other assets/liabilities, net	$0.5	$1.9	($0.0)	$0.7	$0.6	$0.1	$0.0	$0.6	$1.1	$0.0

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$4.5	$0.0	$0.0

Combining Statements of Operations for the period ended December 31, 2003

	Community			Lennox Town	Sun Center	Dublin Village	Washington			Leawood,
	Centers Eight	Merriam	Kildeer, IL	Center(2)	Limited(2)	(2)	Park (3)	Liberty Fair	DOTRS	KS(7)
Revenues from operations	$4.3	$6.7	$3.5	$4.6	$4.0	$6.9	$0.0	$3.5	$3.4	$2.5
Rental operation expenses	(1.6)	(1.9)	(1.0)	(1.2)	(1.0)	(1.2)	0.0	(1.2)	(0.9)	(1.4)

Net operating income	2.7	4.8	2.5	3.4	3.0	5.7	0.0	2.3	2.5	1.1
Depreciation and amortization expense	(0.5)	(1.1)	(0.4)	(0.4)	(0.7)	(0.9)	0.0	(1.0)	(0.5)	(1.7)
Interest expense	(1.4)	(1.8)	(1.0)	(1.6)	(1.8)	(1.3)	0.0	(2.1)	(0.3)	(1.1)

Income (loss) before gain on sale	0.8	1.9	1.1	1.4	0.5	3.5	0.0	(0.8)	1.7	(1.7)
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Net income (loss)	$0.8	$1.9	$1.1	$1.4	$0.5	3.5	$0.0	(0.8)	1.7	(1.7)
DDR Ownership interest	50%	50%	10%	50%	79%	***	50%	***	50%	50%

	$0.4	$1.0	$0.1	$0.7	$0.4	$3.3	$0.0	($0.8)	$0.9	($0.8)
Amortization of basis differential	0.0	(0.1)	0.0	(0.1)	(0.2)	(0.3)	0.0	0.0	0.1	(0.1)

	$0.4	$0.9	$0.1	$0.6	$0.2	$3.0	$0.0	($0.8)	$1.0	($0.9)

Proportionate share of net operating income	$1.4	$2.4	$0.3	$1.7	$2.4	$0.0	$0.0	$2.3	$1.3	$0.6

Funds From Operations (“FFO”):
Net income (loss)	$0.8	$1.9	$1.1	$1.4	$0.5	$3.5	$0.0	($0.8)	$1.7	($1.7)
Depreciation of real property	0.5	1.1	0.4	0.4	0.7	0.9	0.0	1.0	0.5	1.7
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

	$1.3	$3.0	$1.5	$1.8	$1.2	$4.4	$0.0	$0.2	$2.2	$0.0
DDR ownership interest	50%	50%	10%	50%	79%	***	50%	***	50%	50%

DDR FFO	$0.7	$1.5	$0.2	$0.9	$0.9	$4.0	$0.0	$0.2	$1.1	$0.0

Joint Ventures 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of December 31, 2003

						Service	Jefferson	Round Rock,	Sansone Group/
	Littleton, CO	Salisbury, MD	Coon Rapids, MN	Phoenix, AZ (2)	Pasadena, CA	Merchandise(4)	County, MO	TX - Land(3)	DDRC LLC	DD Dev Co (6)
Real Estate Assets	$58.2	$2.2	$0.0	$27.5	$113.8	$132.0	$5.3	$0.9	$0.7	$0.0
Accumulated Depreciation	(1.9)	(0.2)	0.0	(4.0)	(2.5)	(1.7)	(0.2)	0.0	0.0	0.0

Real Estate, net	56.3	2.0	0.0	23.5	111.3	130.3	5.1	0.9	0.7	0.0

Receivables, Net	0.2	0.0	0.5	0.3	2.5	4.8	0.0	0.5	2.8	0.0
Other assets	1.0	0.1	7.4	1.3	3.8	36.8	0.2	0.3	1.5	0.0

	$57.5	$2.1	$7.9	$25.1	$117.6	$171.9	$5.3	$1.7	$5.0	$0.0

Mortgage Debt	$46.1	$1.8	$0.0	$17.6	$85.0	$78.4	$2.3	$0.0	$0.0	$0.0
Amounts payable to DDRC	6.6	0.0	0.0	0.1	0.0	0.3	3.1	0.7	0.0	0.0
Other liabilities	2.4	0.0	4.2	0.6	1.5	55.2	(0.0)	0.0	1.7	0.0

	55.1	1.8	4.2	18.3	86.5	133.9	5.4	0.7	1.7	0.0
Accumulated equity (deficit)	2.4	0.3	3.7	6.8	31.1	38.0	(0.1)	1.0	3.3	0.0

	$57.5	$2.1	$7.9	$25.1	$117.6	$171.9	$5.3	$1.7	$5.0	$0.0

Proportionate share of other assets/liabilities, net	($0.6)	$0.1	$0.9	$0.7	$1.2	$6.9	$0.1	$0.4	$1.3	$0.0

Disproportionate amount payable to DDR	$3.3	$0.0	$0.0	$0.0	$0.0	$0.0	$1.6	$0.4	$0.0	$0.0

Combining Statements of Operations for the period ended December 31, 2003

						Service	Jefferson	Round Rock,	Sansone Group/
	Littleton, CO	Salisbury, MD	Coon Rapids, MN	Phoenix, AZ (2)	Pasadena, CA	Merchandise(4)	County, MO	TX - Land(3)	DDRC LLC	DD Dev Co (6)
Revenues from operations	$9.7	$0.4	$6.0	$5.4	$16.4	$17.4	$0.6	$0.0	$12.4	$4.0
Rental operation expenses	(3.1)	(0.1)	(2.1)	(1.5)	(6.6)	(10.8)	(0.2)	0.0	(9.8)	(0.4)

Net operating income	6.6	0.3	3.9	3.9	9.8	6.6	0.4	0.0	2.6	3.6
Depreciation and amortization expense	(1.0)	(0.1)	(1.0)	(0.7)	(2.5)	(3.3)	(0.2)	0.0	0.0	(0.7)
Interest expense	(2.4)	(0.1)	(2.2)	(1.4)	(4.5)	(10.5)	(0.3)	0.0	0.0	(0.6)

Income (loss) before gain on sale	3.2	0.1	0.7	1.8	2.8	(7.2)	(0.1)	0.0	2.6	2.3
Gain (loss) on sale of real estate	0.0	0.0	15.2	0.0	0.0	4.5	0.0	0.6	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(0.3)
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.5

Net income (loss)	3.2	0.1	15.9	1.8	2.8	(2.7)	(0.1)	0.6	2.6	4.5
DDR Ownership interest	50%	50%	25%	67%	25%	25%	50%	50%	***	*****

	$1.6	$0.0	$4.0	$1.2	$0.7	($0.7)	($0.1)	$0.3	$1.2	$4.5
Amortization of basis differential	0.0	0.0	(2.4)	(0.3)	0.0	0.0	0.0	0.0	(0.5)	(0.1)

	$1.6	$0.0	$1.6	$0.9	$0.7	($0.7)	($0.1)	$0.3	$0.7	$4.4

Proportionate share of net operating income	$3.3	$0.2	$1.0	$2.6	$2.5	$1.6	$0.2	$0.0	$1.3	$3.4

Funds From Operations (“FFO”):
Net income (loss)	$3.2	$0.1	$15.9	$1.8	$2.8	($2.7)	($0.1)	$0.6	$2.6	$4.5
Depreciation of real property	1.0	0.1	1.0	0.7	2.5	3.3	0.2	0.0	0.0	0.7
(Gain) loss on sale	0.0	0.0	(15.2)	0.0	0.0	0.0	0.0	0.0	0.0	(2.5)

	$4.2	$0.2	$1.7	$2.5	$5.3	$0.6	$0.1	$0.6	$2.6	$2.7
DDR ownership interest	50%	50%	25%	67%	25%	25%	50%	50%	***	*****

DDR FFO	$2.1	$0.1	$0.4	$1.6	$1.3	$0.1	$0.0	$0.3	$1.2	$2.5

Joint Ventures 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of December 31, 2003

						Coventry II DDR	DDR/Macquarie	DDR/Macquarie
	Opelika, AL(3)	Jackson, MS(3)	Monroe, LA(3)	Suwanee, GA(7)	DDR Markaz	Ward Parkway	Fund LLC	Management LLC	Total
Real Estate Assets	$0.5	$5.2	$1.7	$0.0	$169.4	$48.9	$735.9	$0.0	$2,275.2
Accumulated Depreciation	0.0	0.0	0.0	0.0	(2.9)	(0.6)	(1.5)	0.0	(118.7)

Real Estate, net	0.5	5.2	1.7	0.0	166.5	48.3	734.4	0.0	2,156.5

Receivables, Net	0.0	0.0	0.0	0.0	1.7	0.7	3.6	0.0	47.1
Other assets	0.0	0.0	0.0	0.0	4.3	0.5	10.6	4.4	112.7

	$0.5	$5.2	$1.7	$0.0	$172.5	$49.5	$748.6	$4.4	$2,316.3

Mortgage Debt	$0.0	$0.0	$0.0	$0.0	$110.0	$31.5	$374.5	$0.0	$1,321.1
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.8	0.0	0.0	0.7	21.5
Other liabilities	0.0	0.1	0.0	0.0	1.9	0.7	11.4	5.0	123.0

	0.0	0.1	0.0	0.0	112.7	32.2	385.9	5.7	1,465.6
Accumulated equity (deficit)	0.5	5.1	1.7	0.0	59.8	17.3	362.7	(1.3)	850.7

	$0.5	$5.2	$1.7	$0.0	$172.5	$49.5	$748.6	$4.4	$2,316.3

Proportionate share of other assets/liabilities, net	$0.0	$(0.1)	$0.0	$0.0	$0.8	$0.1	$0.4	$0.0	$25.3

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$9.8

Combining Statements of Operations for the period ended December 31, 2003

						Coventry II DDR	DDR/Macquarie	DDR/Macquarie
	Opelika, AL(3)	Jackson, MS(3)	Monroe, LA(3)	Suwanee, GA(7)	DDR Markaz	Ward Parkway	Fund LLC	Management LLC	Total
Revenues from operations	$0.0	$0.0	$0.0	$0.2	$13.9	$3.7	$8.4	$5.9	$274.5
Rental operation expenses	0.0	(0.1)	0.0	0.0	(4.1)	(1.7)	(1.3)	0.0	(94.8)

Net operating income	0.0	(0.1)	0.0	0.2	9.8	2.0	7.1	5.9	179.7
Depreciation and amortization expense	0.0	0.0	0.0	0.0	(2.9)	(0.6)	(1.5)	0.0	(43.9)
Interest expense	0.0	0.0	0.0	0.0	(3.0)	(0.5)	(1.9)	0.0	(79.6)

Income (loss) before gain on sale	0.0	(0.1)	0.0	0.2	3.9	0.9	3.7	5.9	56.2
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	138.5
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.2
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	59.4

Net income (loss)	0.0	(0.1)	0.0	0.2	3.9	0.9	3.7	5.9	$254.3
DDR Ownership interest	11%	50%	50%	49%	***	20%	***	50%

	$0.0	$(0.1)	$0.0	$0.1	$0.8	$0.2	$0.6	$2.9	$74.0
Amortization of basis differential	0.0	0.0	0.0	0.0	0.1	0.0	0.1	0.0	(20.9)

	$0.0	$(0.1)	$(0.0)	$0.1	$0.9	$0.2	$0.7	$2.9	$53.1

Proportionate share of net operating income	$0.0	($0.1)	$0.0	$0.1	$2.4	$0.4	$1.0	$2.9	$62.1

Funds From Operations (“FFO”):
Net income (loss)	$(0.0)	$(0.1)	$0.0	$0.2	$3.9	$0.9	$3.7	$5.9	$254.3
Depreciation of real property	0.0	0.0	0.0	0.0	2.9	0.6	1.5	0.0	45.1
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(192.8)

	$(0.0)	$(0.1)	$(0.0)	$0.2	$6.8	$1.5	$5.2	$5.9	$106.6
DDR ownership interest	11%	50%	50%	49%	***	20%	***	50%

DDR FFO	$0.0	($0.1)	($0.0)	$0.1	$1.7	$0.3	$0.9	$2.9	$47.9

Joint Ventures 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

(1)	Amounts may differ slightly from actual results, due to rounding.

(2)	Asset values reflect historical cost basis due to acquisition of partnership interest (i.e. does not reflect step up in basis).

(3)	Represents undeveloped land.

(4)	The Company owns an approximate 25% economic interest in a joint venture that acquired the designation rights to real estate assets owned and controlled by Service Merchandise. Tax expense, if applicable, is reflected at DD Development Co.

The joint venture’s total related party interest expense for the twelve months ended December 31, 2003 totaled $4.1 million, of which $1.0 million, or approximately 25%, is reflected in revenues from operations at DD Development Co.

(5)	Pursuant to the Company’s December 31, 2003 consolidation of the DD Dev Co joint venture, the equity investments of DD Dev Co, RVIP III and RVIP VI, are reflected as equity investments of the Company (see footnote 6 for further discussion). The 2003 operations of RVIP III and RVIP VI are reflected in DD Dev Co Statement of Operations.

(6)	On December 31, 2003 the Company acquired the remaining interests in the DD Dev Co. joint venture. Accordingly, the Company consolidates the balance sheet of the entity as of December 31, 2003 and the operations of the entity beginning January 1, 2004. This entity holds various LLC interests in the following projects owned through the Prudential Retail Value Fund: two retail sites formerly occupied by Best Products acquired from Metropolitan Life, an equity investment in a portfolio of five retail properties in Kansas City, KS (income statement shown below), an equity investment in a 440,000 square foot redevelopment project in Long Beach, CA (income statement shown below) and a note receivable secured by certain real estate, which was received in settlement of advances made to DDR OliverMcMillan.

	Combining Statements of Operations
	for the period ended December 31, 2003
		(in millions)

	RVIP VI	RVIP III
	Kansas City	Long Beach	Total
Revenues from operations	$4.2	$5.5	$9.7
Rental operation expenses	(2.0)	(2.5)	(4.5)

Net operating income	2.2	3.0	5.2
Depreciation and amortization expense	(0.8)	(1.0)	(1.8)
Interest expense	(1.5)	(0.7)	(2.2)

Income (loss) before gain on sale	(0.1)	1.3	1.2
Gain (loss) on sale of real estate	0.0	0.0	0.0
Discontinued operations	(0.1)	0.0	(0.1)
Gain on sale of discontinued operations	0.3	0.0	0.3

Net income (loss)	$0.1	$1.3	$1.4
DDR Ownership interest	24.75%	24.75%

	$0.1	$0.3	$0.4

Funds From Operations (“FFO”):
(in millions) Net income (loss)	$0.1	$1.3	$1.2
Depreciation of real property	0.8	1.0	1.8
Less gain on sale	(0.3)	0.0	0.0

	$0.6	$2.3	$3.0
DDR ownership interest	24.75%	24.75%

DDR FFO	$0.1	$0.6	$0.7

(7)	In the second quarter of 2003, the Company acquired the remaining interests in the joint venture. The Company consolidates the balance sheets and operations of the two entities from the date of acquisition forward.

(8)	Property sold in June 2003.

***	See Section 4.2, Joint Venture Summaries, discussing respective ownership percentage, as ownership percentage may have changed during the year, or the promoted interest is in effect.

*****	See footnote (5) discussing respective ownership percentage.

Joint Ventures 4.1

Developers Diversified Realty
Quarterly Financial Supplemental

For the twelve months ended December 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP III
Date Formed:	January 1998
Property Name/Location:	City Place – Long Beach, CA
Major Tenants:	Wal-Mart
Albertson’s
Ross Dress for Less
Nordstrom Rack
Savon
Anna’s Linens

Partnership Structure

Equity Contribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors
Up to a leveraged 10% return on equity

Promote (current):	33% Coventry Real Estate Partners (79% owned by DDR) once limited partners have received a 10% preferred return on equity

Fees to DDR
Management Fee:	3.50%
Construction Management Fee:	5% of cost of construction (including architectural & engineering and other soft costs)
Asset Management Fee:	..4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)
Leasing Fees:	N/A

Capital Structure (in millions)
DDR	$6.9
PREI	20.7
Coventry	0.3

Total Capital	$27.9

Debt	$29.7

Total Debt & Equity	$57.6

Developers Diversified Realty
Quarterly Financial Supplemental

For the twelve months ended December 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	RVIP IIIB/DDRC P&M Deer Park Town Center, LLC
Date Formed:	September 2000
Property Name/Location:	Deer Park, IL
Major Tenants:	Eddie Bauer	Pottery Barn
	Talbots	Coldwater Creek
	Restoration Harware	J. Crew
	Abercrombie & Fitch	Pier One Imports
	GAP	Banana Republic
	Barnes & Noble	Chico's
Century Theater

Partnership Structure DDRC P&M Deer Park Town Center, LLC

Ownership Percentage:	50% — RVIP IIIB
50% — Poag & McEwen Lifestyle Centers, LLC (Development Partner)
(No equity contributions at this partnership level)

Cash Flow Distribution:	50% — RVIP IIIB
50% — Poag & McEwen Lifestyle Centers, LLC

RVIP IIIB

Equity Contribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (79% owned by DDR) once limited partners have received a 10% preferred return and return of equity

Fees to DDR
Management Fee:	2%
Development Fee:	1% of hard costs for all improvements
Asset Management Fee:	.4% of gross asset cost (DDR's pro-rata share of Coventry’s .5% fee)
Leasing Fees:	N/A

Capital Structure (in millions)
DDRC	$3.9
Prudential	11.4
Coventry	0.4

Total Capital	$15.7

Debt	$50.1

Total Debt & Equity	$65.8

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplemental

For the twelve months ended September 30, 2003

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP VI
Date Formed:	October 1999
Property Name/Location:	The joint venture consists of the following four properties:

Ten Quivira Plaza — Shawnee, KS	Devonshire Village — Olathe, KS
Cherokee North — Overland Park, KS	Brywood Center — Kansas City, MO

Major Tenants:	Price Chopper	La Petite Academy
	Big Lots	Osco Drug
	Dollar General	Deal$
	Sherwin Williams	Westlake Hardware
Eckerd Drug
Hollywood Video

Partnership Structure
Equity Contribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (79% owned by DDR) once limited partners have received a 10% preferred return and return of equity

Fees to DDR
Management Fee:	3.50%
Development Fee:	N/A
Asset Management Fee:	.4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)
Leasing Fees (without co-broker):	N/A

Capital Structure (in millions)
DDR	$2.9
PREI	8.6
Coventry	0.1

Total Capital	$11.6

Debt	$18.7

Total Debt & Equity	$30.3

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplemental

For the twelve months ended December 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program VII LLC
Date Formed:	November 2000
Property Name/Location:	The joint venture consists of the following seven properties:

San Ysidro Village — San Ysidro, CA	Downtown Pleasant Hill — Pleasant Hill, CA
Olympiad Plaza — Mission Viejo, CA	Richmond City Center — Richmond, CA
Plaza at Puente Hills — City of Industry, CA	Puget Park Shopping Center — Everett, WA
Valley Central Shopping Center — Lancaster, CA

Major Tenants:	Office Depot	Michael’s
	Home Depot	Staples
	Ross Stores	Albertson’s
	Circuit City	Bed, Bath & Beyond
	Wal-Mart	K-Mart
	Toys “R” Us	Payless Drug
	Cinemark	Marshalls

Partnership Structure
Equity Contribution:	1% — Coventry Real Estate Partners
20% — DDR
79% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
20% — DDR
79% — Prudential Real Estate Investors
Up to a leveraged 11% return on equity (10% year one, 10.5% year two, 11% thereafter)

Promote (current):	(i) Pro rata in proportion to the member’s invested capital until the members have received, on a cumulative basis, an amount equal to the preferred return, (ii) 75% to all members in proportion to their invested capital and 25% to Coventry Real Estate Partners (79% owned by DDR) until DDR and PREI have been allocated, on a cumulative basis, an amount equal to a 15% return, (iii) 70% to all members in proportion to their invested capital and 30% to Coventry until DDR and PREI have been allocated, on a cumulative basis, an amount equal to a 20% return, and (iv) 65% to all members pro rata in proportion to their ownership percentages and 35% to Coventry.

Fees to DDR
Management Fee:	3.20%
Development Fee:	N/A
Asset Management Fee:	..63% (DDR’s pro-rata share of Coventry’s .8% fee)
Leasing Fees (without co-broker):	5% on new leases on years 1-5; 2.5% on years 6-10 (spaces < 15,000 square feet) 4% on new leases on years 1-5; 2% on years 6-10 (spaces > 15,000 square feet)
3% on new leases on years 1-5; 1.5% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases

Capital Structure (in millions)
DDR	$25.0
PREI	95.0
Coventry	4.0

Total Capital	$124.0

Debt	$107.1

Total Debt & Equity	$231.1

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	RVIP VIII/DDR DB TECH VENTURES LP
Date Formed:	September 2003
Property Name/Location:	Shops@TECH.RIDGE — Austin, TX
Major Tenants:	Target	Linen’s ‘N Things
	Pier One	Toys ‘R Us
	Dress Barn	Hobby Lobby
	Rack Room Shoes	Ultimate Electronics
	PetsMart	Office Depot
Ross Dress for Less

Partnership Structure
DDR DB Tech Ventures LP

Ownership Percentage:	50% — RVIP VIII
50% — David Berndt Interests, Inc. (Development Partner)
(No equity contributions at this partnership level)

Cash Flow Distribution:	50% — RVIP VIII
50% — David Berndt Interests, Inc. (Development Partner)

RVIP VIII

Equity Contribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (79% owned by DDR)
once limited partners have received a 10% preferred return
and return of equity

Fees to DDR
Management Fee:	4% of Gross Revenues
Development Fee:	1% of hard costs for all improvements
Asset Management Fee:	N/A
Leasing Fees: *	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
5% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 — 9,999 square feet)
4% on new leases on years 1-5; 2% on remainder of term (spaces 10,000 — 19,999 square feet)
$2 per square foot (spaces 20,000 square feet and greater)
3% on renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.5% on renewals on years 1-5; 1.25% on remainder of term (spaces 5,000 — 9,999 square feet)
2% on renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 19,999 square feet)
$2 per square foot on renewals (spaces 20,000 square feet and greater)
4% on new leases years 1-5; 2% years 6-10 (outparcels/ground leases)
2% on renewals on years 1-5; 1% years 6-10 (outparcels/ground leases)
6% of Gross Sales Price up to $500,000 (Outparcel Sales)
5% of Gross Sales Price over $500,000 but less than $1,000,000 (Outparcel Sales)
4% of Gross Sales Price $1,000,000 or over (Outparcel Sales)
Development Fee: *	5% of all development and tenant improvement work performed
Tenant Coordination Fee: *	$5,000 for each in-line space less than 10,000 square feet

Capital Structure (in millions)
DDRC	$0.1
Prudential	0.2
Coventry	0.0

Total Capital	$0.3

Debt	$24.7

Total Debt & Equity	$25.0

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplement

For the twelve month period ended December 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Four, L.P.
Date Formed:	January, 1997
Property Name/Location:	La Plaza Del Norte — San Antonio, TX
Major Tenants:	Beall’s
Best Buy
DSW Shoe Warehouse
OfficeMax
Oshman’s Sporting Goods
Ross Stores

Partnership Structure
Equity Contribution:	35% — DDR
65% — DRA Advisors

Cash Flow Distribution:	35% — DDR
65% — DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income excluding recoveries
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)
DDR	$3.2
DRA Advisors	6.0

Total Capital	$9.2

Debt	$30.0

Total Debt & Equity	$39.2

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplement

For the twelve month period ended December 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Five, L.P.
Date Formed:	September, 1998
Property Name/Location:	The joint venture consists of the following six properties:

Foothills Towne Center — Ahwatukee, AZ	Maple Grove Crossing — Maple Grove, MN
Arrowhead Crossing — Phoenix, AZ	Tanasbourne Town Center — Portland, OR
Eagan Promenade — Eagan, MN	Eastchase Market — Fort Worth, TX

Major Tenants:	AMC Theatre	Gander Mountain	Oshman’s Sporting Goods
	Ashley Homestores	Haggan’s	Petco
	Babies ‘R Us	Kohl’s Department	Petsmart
	Barnes & Noble	Linens ‘N Things	Pier One
	Bassett Furniture	Mac Frugal’s	Ross Dress for Less
	Bed Bath & Beyond	Mervyn’s (not owned)	Staples
	Byerly’s	Michael’s	Stein Mart
	Circuit City	Nordstrom Rack (not owned)	Target (not owned)
	Comp USA	Office Depot	TJ Maxx
	Cub Foods (not owned)	Office Depot (not owned)	Toys ‘R Us (not owned)
	Ethan Allen (not owned)	OfficeMax	United Artists Theatre
	Famous Footwear	Old Navy

Partnership Structure
Equity Contribution:	50% — DDR
50% — DRA Advisors

Cash Flow Distribution:	50% — DDR
50% — DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)
DDR	$37.33
DRA Advisors	37.33

Total Capital	$74.7

Debt	$156.0

Total Debt & Equity	$230.7

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplement

For the twelve month period ended December 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Seven, L.P.
Date Formed:	October, 1999
Property Name/Location:	Ahwatukee Foothills Towne Center (Phase IV) — Phoenix, AZ
Major Tenants:	Best Buy
JoAnn, Etc.

Partnership Structure
Equity Contribution:	50% — DDR
50% — DRA Advisors

Cash Flow Distribution:	50% — DDR
50% — DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)
DDR	$2.45
DRA Advisors	2.45

Total Capital	$4.9

Debt	$9.9

Total Debt & Equity	$14.8

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplement

For the twelve month period ended December 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Eight, L.P.
Date Formed:	February, 2000
Property Name/Location:	Deer Valley Towne Center - Phoenix, AZ
Major Tenants:	Michael’s
OfficeMax
Petsmart
Ross Stores
AMC Theatres (not owned)
Target (not owned)

Partnership Structure
Equity Contribution:	50% — DDR
50% — DRA Advisors

Cash Flow Distribution:	50% — DDR
50% — DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)
DDR	$4.03
DRA Advisors	$4.03

Total Capital	$8.1

Debt	$17.7

Total Debt & Equity	$25.8

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplement

For the twelve month period ended December 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	Merriam Town Center Ltd.
Date Formed:	October, 1996
Property Name/Location:	Merriam Town Center — Merriam, KS
Major Tenants:	Cinemark	OfficeMax
	Dick’s Sporting Goods	Petsmart
	Hen House	Home Depot (not owned)
Marshalls

Partnership Structure
Equity Contribution:	50% — DDR
50% — DRA Advisors

Cash Flow Distribution:	50% — DDR
50% — DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)
DDR	$4.3
DRA Advisors	4.3

Total Capital	$8.6

Debt	$39.1

Total Debt & Equity	$47.7

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplement

For the twelve month period ended December 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	DDRA Kildeer LLC
Date Formed:	March 28, 2002
Property Name/Location:	The Shops at Kildeer — Kildeer, IL
Major Tenants:	Bed, Bath & Beyond
Circuit City
Cost Plus
Old Navy

Partnership Structure
Equity Contribution:	10% — DDR
90% — DRA Advisors

Cash Flow Distribution:	10% — DDR
90% — DRA Advisors

Promote:	After the partners have received distributions equal to their capital contributed, plus a preferred return of 15%, then the Company will receive 35% up to a preferred return of 20%, then 50% of remaining cash after a 20% preferred return has been achieved.

Fees to DDR
Management Fee:	3.5% of gross income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)
DDR	$0.8
DRA Advisors	6.8

Total Capital	$7.6

Debt	$19.5

Total Debt & Equity	$27.1

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplement

For the twelve month period ended December 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	Lennox Town Center Limited
Date Formed:	February, 1998
Property Name/Location:	Lennox Town Center Shopping Center — Columbus, OH
Major Tenants:	AMC Theatres Lennox 24
Barnes & Noble
Staples
Target

Partnership Structure
Equity Contribution:	50% — DDR
50% — Casto Properties

Cash Flow Distribution:	50% — DDR
50% — Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)
DDR	$0.125
Casto Properties	0.125

Total Capital	$0.25

Debt	$19.0

Total Debt & Equity	$19.3

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplement

For the twelve month period ended December 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	Sun Center Limited
Date Formed:	February, 1998
Property Name/Location:	Sun Center — Columbus, OH
Major Tenants:	Babies ‘R Us
Big Bear
Michael’s
Rhodes Furniture
Staples
Stein Mart

Partnership Structure
Equity Contribution:	79.45% — DDR
20.55% — Casto Properties

Cash Flow Distribution:	79.45% — DDR
20.55% — Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)
DDR	$0.13
Casto Properties	$0.03

Total Capital	$0.2

Payable to DDR	$0.1

Debt	$21.1

Total Debt & Equity	$21.4

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplement

For the twelve month period ended December 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	Continental Sawmill Limited Partnership
Date Formed:	February, 1998
Property Name/Location:	Dublin Village Center — Columbus, OH
Major Tenant:	AMC Theatre

Partnership Structure
Equity Contribution:	80.012% — DDR
19.988% — Casto Properties

Cash Flow Distribution:	80.012% — DDR
19.988% — Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)
DDR	$13.9
Casto Properties	3.5

Total Capital	$17.4

Debt	$—

Total Debt & Equity	$17.4

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplement

For the twelve month period ended December 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	Liberty Fair Mall Associates
Date Formed:	January, 1993
Property Name/Location:	Liberty Fair Mall — Martinsville, VA
Major Tenants:	Belk/Leggetts	Kroger
	Goody’s	OfficeMax
	J.C. Penney	Sears

Partnership Structure
Equity Contribution:	50% — DDR
50% — The Lester Group

Cash Flow Distribution:	50% — DDR
50% — The Lester Group

Fees to DDR
Management Fee:	3% major tenants/5% retail tenants
Development Fee:	N/A
Leasing Fees:	5% on new leases/3% on renewals
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)
DDR	$(3.8)
The Lester Group	(3.8)

Total Capital (1)	$(7.6)

Payable to DDR	$9.0

Debt	$20.0

Total Debt & Equity	$21.4

(1)  Basis differentials occur primarily when the Company has purchased an interest in existing joint ventures at fair market values which differ from their proportionate share of the historical net assets of the joint ventures.

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplement

For the twelve month period ended December 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	DOTRS LLC
Date Formed:	September, 1996
Property Name/Location:	Macedonia Commons — Macedonia, Ohio

Major Tenants:	First National Supermarkets
Kohl’s Department Store
Wal-Mart (not owned)

Partnership Structure
Equity Contribution:	50% — DDR
50% — The State Teachers Retirement Board of Ohio

Cash Flow Distribution:	50% — DDR
50% — The State Teachers Retirement Board of Ohio

Fees to DDR
Management Fee:	5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3.5% on renewals
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)
DDR	$5.76
The State Teachers Retirement Board	5.76

Total Capital	$11.5

Debt	$11.2

Total Debt & Equity	$22.7

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplemental

For the twelve month period ended December 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	DDR P&M Aspen Grove Lifestyle Center Properties LLC
Date Formed:	April 2001
Property Name/Location:	Littleton, CO
Major Tenants:	Ann Taylor	William Sonoma
	The Bombay Company	Coldwater Creek
	Chico’s	Eddie Bauer
	Casual Corner	Talbots
	GAP	Victoria’s Secret
	Banana Republic	Pottery Barn

Partnership Structure
Equity Contribution:	50% — DDR
50% — Poag & McEwen Lifestyle Center — Littleton LLC

Cash Flow Distribution:	50% — DDR
50% — Poag & McEwen Lifestyle Center — Littleton LLC

Fees to DDR
Management Fee:	3.5%
Financing Fee:	1% of construction loan balance
Development Fee:	1% of hard costs and architectural & engineering
Leasing Fees:	N/A

Capital Structure (in millions)
DDRC	$1.2
Poag & McEwen	1.2

Total Capital	$2.4

Payable to DDR	$6.6

Debt	$46.1

Total Debt & Equity	$55.1

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplemental

For the twelve month period ended December 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	DDRC PDK Salisbury Phase III LLC
Date Formed:	March 2001
Property Name/Location:	Salisbury, MD
Major Tenants:	Rugged Warehouse
Famous Footwear
Dress Barn

Partnership Structure
Ownership Percentage:	50% — DDR
50% — PDK Commons Phase III L.C.

Cash Flow Distribution:	50% — DDR
50% — PDK Commons Phase III L.C.

Fees to DDR
Management Fee:	4%
Development Fee:	$.75 psf of leasehold improvements
Leasing Fees:	N/A

Capital Structure (in millions)
DDR	$0.137
PDK Salisbury LLC	0.137

Total Capital	$0.3

Payable to DDR	$0.0

Debt	$1.8

Total Debt & Equity	$2.1

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve month period ended December 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	Shea and Tatum Associates Limited Partnership
Date Formed:	January 1, 1995 (acquired January 2, 2003)
Property Name/Location:	Paradise Village Gateway — Phoenix, AZ
Major Tenants:	Albertson’s
Bed Bath & Beyond
Petsmart
Ross
Staples

Partnership Structure
Equity Contribution:	67% — DDR
33% — Churchill Family Trust

Cash Flow Distribution:	67% — DDR
33% — Churchill Family Trust

Fees to DDR
Management Fee:	5% of gross income
Development Fee:	5% of total costs for all improvements (excluding land)
Leasing Fees (without co-broker):	$3.50 per square foot for spaces < 5,000 square feet
$3.00 per square foot for spaces 5,000 — 10,000 square feet
$2.50 per square foot for spaces 10,000 — 25,000 square feet
$2.00 per square foot for spaces 25,000 — 50,000 square feet
$1.50 per square foot for spaces over 50,000 square feet
Renewals earn 50% of fees on new leases
5.0% on new ground leases on years 1-5
Commission on Outparcel Sales:	5% of gross sales price

Capital Structure (in millions)
DDR	$4.5
Churchill Family Trust	2.3

Total Capital	$6.8

Payable to DDR	$0.1

Debt	$17.6

Total Debt & Equity	$24.5

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve month period ended December 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	Paseo Colorado Holdings LLC
Date Formed:	January 14, 2003
Property Name/Location:	Paseo Colorado — Pasadena, CA
Major Tenants:	DSW Shoe Warehouse
Equinox Health & Fitness
Gelson’s Market
Macy’s
Pacific Theaters

Partnership Structure
Equity Contribution:	25% — DDR
75% — Lehman Brothers

Cash Flow Distribution:	25% — DDR
75% — Lehman Brothers

Promote:	After DDR and Lehman Brothers receive a return of equity and both partners have been allocated an amount equal to a 19% annual return, DDR will receive 50% of available proceeds.

Fees to DDR
Management Fee:	3.5% of gross income
Development Fee:	3.5% of total costs for all improvements (excluding land)
Leasing Fees:	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
3.0% on renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% on renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% on renewals on years 1-5; 1.0% on remainder of term (spaces 10,000 — 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet) on new leases and renewals
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price over $500,000 but less than $1,000,000
4.0% of gross sales price over $1,000,000

Capital Structure (in millions)
DDR	$7.8
Lehman Brothers	23.3

Total Capital	$31.1

Debt	$85.0

Total Debt & Equity	$116.1

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve month period ended December 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	KLA/SM L.L.C. (Service Merchandise)
Date Formed:	March, 2002
Property Name/Location:	The Joint Venture consists of 63 fee simple, leasehold and groundlease interests previously owned by the Service Merchandise Company, Inc., The Joint Venture also owns designation rights to 11 assets for which it has not obtained final title through the bankruptcy court. These assets are in the process of being designated to the Joint Venture. In total, these properties are located in 27 states across the United States.

Partnership Structure
Equity Contribution:	24.63% — DDR
12.32% — Klaff Realty, L.P.
61.58% — Lubert-Adler Funds
1.47% — Random Properties Acquisition Corp I
12.32% — Klaff Realty, L.P.

Cash Flow Distribution:	24.63% — DDR
12.32% — Klaff Realty, L.P.
61.58% — Lubert-Adler Funds
1.47% — Random Properties Acquisition Corp I

Once all partners receive a return of all equity, plus a 12% preferred return thereon, plus $43 million, Service Merchandise will be entitled to share 20% of the excess. The remaining proceeds will be distributed in accordance with the percentages noted.

Promote:	Once all partners have received a return of all equity, plus a 10% preferred return thereon, DDR will receive 35% of available proceeds.

Fees to DDR
Management Fees:	3.0% of gross revenues
Development Fees:	4.5% of hard costs for all improvements for all retail tenant leases
1.5% of hard costs for all non-retail or furniture leases
Leasing Fees:	$0.94 per square foot for all retail tenant leases
$0.31 per square foot for all non-retail or furniture leases
Disposition Fees:	.75% of gross sales price for all sales to retail purchasers
.25% of gross sales price for all sales to non-retail or furniture purchasers

Capital Structure (in millions)
DDR	$19.6
Klaff	9.8
Lubert-Adler	49.0
Random Properties Acquisition Corp. I	1.1

Total Capital	$79.5	(1)

Payable to DDR	$0.3

Existing Debt	$78.4

Debt to be Assumed	$5.7	(2)

Total Debt & Equity	$163.9

(1)	Total capital includes member equity loans to the joint venture of $41.6 million as of December 31, 2003.

(2)	Represents the maximum amount of debt that could be assumed by the Joint Venture concurrent with the designation of the final 11 undesignated properties.

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve month period ended December 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	Jefferson County Plaza LLC
Date Formed:	July 1999
Property Name/Location:	Arnold, MO
Major Tenants:	Target (not owned)
Home Depot (not owned)
Shoe Carnival
Sally Beauty Supply
Deal$

Partnership Structure
Equity Contribution:	50% — DDR
50% — The Sansone Group (50% owned by DDR)

Cash Flow Distribution:	50% — DDR
50% — The Sansone Group

Fees to DDR
Management Fee:	1.50%
Development Fee:	NA
Leasing Fees:	2.5% of gross base rent plus reimbursables on new leases; 1.75% on renewals

Capital Structure (in millions)
DDRC	$(0.06)
The Sansone Group	(0.06)

Total Capital(1)	$(0.1)

Payable to DDR	$3.1

Debt	$2.3

Total Debt & Equity	$5.3

(1)	Basis differentials occur primarily when the Company has purchased an interest in existing joint ventures at fair market values which differ from their proportionate share of the historical net assets of the joint ventures.

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplemental

For the twelve month period ended December 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	DDR Markaz LLC (Kuwaiti Financial Centre)
Date Formed:	May 2003
Property Name/Location:	The joint venture consists of the following seven properties:

Hilltop Plaza — Richmond, CA	Highland Grove Shopping Center — Highland, IN
Derby Square — Grove City, OH	Springfield Commons Shopping Center — Toledo, OH
Oviedo Park — Oviedo, FL	Apple Blossom Corners — Winchester, VA
North Pointe Plaza — Tampa, FL

Major Tenants:	Babies R Us (not owned)	Lowe’s (not owned)
	Barnes & Noble	Marshalls
	Bed Bath & Beyond	Martin’s Food Store
	Big Bear	Michael’s
	Books-A-Million	OfficeMax
	Borders Books (not owned)	Old Navy
	Century Theatre	Petsmart
	Circuit City	Publix
	Gander Mountain	Ross Dress for Less
	Jewel (not owned)	Target (not owned)
	Kohl’s	T.J. Maxx
	Linens ’N Things	Wal-mart (not owned)

Partnership Structure
Equity Contribution:	80% — Kuwait Financial Centre S.A.K. and Bank of Bahrain and Kuwait B.S.C. (dba as “Markaz”)
20% — DDR

Cash Flow Distribution:	80% — Markaz
20% — DDR

Promote (current):	(i) Pro rata in proportion to DDR and Markaz equity interest until both have been allocated an amount equal to a 12% annual return, and (ii) 20% to DDR and 80% to DDR and Markaz in proportion to their equity interest.

Fees to DDR
Property Management Fee:	4.0% of revenues
Development Fee:	5.0% of total costs for all improvements
Asset Management Fee:	5.5% of net operating income
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000 5.0% of gross sales price $500,000 - $1,000,000 4.0% of gross sales price over $1,000,000

Capital Structure (in millions)
DDR	$12.0
Markaz	47.8

Total Capital	$59.8

Payable to DDR	$0.8

Debt	$110.0

Total Debt & Equity	$170.6

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Ward Parkway LLC
Date Formed:	June 2003
Property Name/Location:	Kansas City, MO
Major Tenants:	Target (not owned)
Dilliards
Pier One
TJ Maxx
AMC Theater
24 Hour Fitness
Dick’s
Steinmart

Partnership Structure
Equity Contribution:	80% — Coventry II
20% — DDR

Cash Flow Distribution:	80% — Coventry II
20% — DDR

Fees to DDR
Management Fee:	3% of gross income for stabilized property (95% leased)
4% of gross income for unstabilized property
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% on new leases on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet; renewals)
2.25% on new leases on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet; renewals)
1.75% on new leases on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet; renewals)
$2 per square foot (spaces > 20,000 square feet; renewals)

Capital Structure (in millions)
Coventry II	$13.8
DDR	3.5

Total Capital	$17.3

Debt	$31.5

Total Debt & Equity	$48.8

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplement

For the twelve month period ended December 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	DDR Macquarie LLC (Fund LLC, Management LLC, and U.S. Trust Inc.)
Date Formed:	November 2003
Property Name/Location:	The joint ventures consist of the following eleven properties:

Carillon Place — Naples, FL	Perimeter Pointe — Atlanta, GA
Town Center Prado — Marietta, GA	Woodfield Village Green — Schaumburg, IL
Shopper’s World — Framingham, MA	Fairfax Towne Center — Fairfax, VA
The Plazas at Great Northern — North Olmsted, OH	Belden Park Crossings — Canton, OH
Riverdale Village — Coon Rapids, MI	Independence Commons — Independence, MO
Midway Marketplace — St Paul, MI

Major Tenants:	AMC Theatres	Home Depot	PetsMart
	Babies ‘R Us	General Cinema	Publix
	Barnes & Noble	Jordan Marsh/Federated	Ross Dress for Less
	Bed Bath & Beyond	Kohl’s	Safeway
	Best Buy	L.A. Fitness Sports Clubs	Sports Authority
	Bobs	Linens ‘N Things	TJ Maxx
	Borders Books	Marc’s	Tower Records
	Circuit City	Marshalls	Toys ‘R Us
	Container Store	Michael’s	United Artists Theatre
	Costco (not owned)	Nordstrom Rack	Winn Dixie
	Crunch Fitness	Off 5th	Jo-Ann Stores
	Dick’s Sporting Goods	Office Depot	Old Navy (Gap, Inc.)
	DSW Shoe Warehouse	OfficeMax	Wal-Mart

Partnership Structure
Equity Contribution:	14.5% — DDR	Cash Flow Distribution:	14.5% — DDR
	4.5% — Macquarie Bank Limited (“MBL”)		4.5% — MBL
	81% — Macquarie DDR Trust (“MDT”)		81% — MDT

Promote:	Quarterly Base and Performance special income allocations to DDR and MBL

Fees to DDR
Property Management Fee:	4.0% of gross revenues
Development Fee:	5.0% of total costs for all improvements
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 — 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 — 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 — $1,000,000
4.0% of gross sales price over $1,000,000
Sponsor’s Fee	..5% of MDT’s interest in US LLC assets payable upon the Australian initial public offering
Acquisition Fees	Up to 1.0% gross asset value
Disposition Fee	Market rate up to 1%
Debt Placement Fee	Up to 50bp of the total amount of long term financing
Due Diligence Fee	12.5bp of MDT’s prorata interest in the purchase price of the acquisition

Capital Structure (in millions)
DDR	$52.4
MBL	16.3
MDT	292.7

Total Capital	$361.4

Payable to DDR	$0.7

Debt	$374.5

Total Debt & Equity	$736.6

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

Summary of Joint Venture Capital Transactions

Acquisitions, Dispositions, Developments & Expansions
for the Twelve Month Period Ended December 31, 2003

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2003		2002		2001		2000		1999

Acquisitions/Transfers	$1,221.7	(2)	$53.0		$213.1		$91.2	(7)	$96.5	(9)
Completed Expansions	9.7		9.0		2.3		6.2		3.3
Developments & Construction in Progress	120.1		48.6		103.7		114.7		169.0
Tenant Improvements & Building Renovations (1)	0.6		1.6		4.9		1.9		1.5
Other Real Estate Investments	0.0		161.8	(4)	0.0		0.0		0.0
Minority Equity Investment in AIP	0.0		0.0		(135.0	)(6)	(2.2)		42.2

	$1,352.1		$274.0		$189.0		$211.8		$312.5
Less: Real Estate Sales and Dispositions	($781.5	)(3)	($361.4	)(4)	($16.9)		($115.9	)(8)	($26.5	)(10)

Joint Venture Totals (Millions)	$570.6		($87.4)		$172.1		$95.9		$286.0

(1)	The Company estimates recurring capital expenditures, including tenant improvements, of $.7 million associated with its joint venture portfolio during 2004.

(2)	Balance includes the $87.7 million of equity investments previously held by DD Development Company for shopping centers in Long Beach, CA, Shawnee, KS, Overland Pointe, KS, Olathe, KS and Kansas City, MO.

(3)	In addition to the sales listed in the disposition section, which had an aggregate cost of $167.5 million, this balance includes the disposition of shopping centers located in Dayton and Niles, OH, the sale of an outparcel, the transfer of the Leawood, KS and Suwanee, GA shopping centers to DDR and the rejection of two of the Service Merchandise leases, the aggregate cost of these transactions was $116.6 million. During the fourth quarter the shopping centers located in Coon Rapids, MN, Naples, FL, Atlanta, GA, Marietta, GA, Schaumburg, IL, Framingham, MA and Fairfax, VA, which had an aggregate cost of $379.2 million, were sold to the Macquarie DDR Trust joint venture, and $118.2 million of assets owned by DD Development Company were consolidated into DDR.

(4)	Amount represents the net cost of assets acquired from Service Merchandise pursuant to the designation rights agreement.

(5)	Includes transfers to DDR in the aggregate amounts of $58.7 million, $38.7 million, $25.6 million and $30.6 million relating to shopping centers in Plainville, CT, Independence, MO, Canton, OH and San Antonio, TX, respectively. This amount also includes sales of shopping centers in Denver, CO; Hagerstown, MD; Salem, NH, Eatontown, NJ, Durham, NC and Round Rock, TX and the sales of outlot parcels in Round Rock, TX and San Antonio, TX.

(6)	The balance reflects the consolidation of the assets formerly owned by American Industrial Properties (AIP) during 2nd quarter 2001.

(7)	Includes transfers from DDR to joint ventures in the aggregate amount of $39.6 million relating to a development project in San Antonio, TX, a transfer of a Phoenix, AZ property, and the outparcel land at Round Rock, TX.

(8)	Includes transfers to DDR in the aggregate amount of $76.7 million relating to the Nassau Pavillion development project, two former DDR/Oliver McMillan projects, and Phase II of the Salisbury, MD development project. All of which were previously accounted for through joint ventures.

(9)	Includes a transfer of $20.4 million from DDR relating to the development project in Coon Rapids, MN and the transfer of the 13 remaining Best Products sites from the Retail Value Fund, which had an aggregate cost basis of $43.9 million at December 31, 1999.

(10)	Includes a transfer of the Everett development project to DDR and the Salem development project to DD Development Co.

Summary of Joint Venture Capital Transactions  5.1

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

Joint Venture Acquisitions
for the Twelve Month Period Ended December 31, 2003

				DDR’s	Joint
		Cost	Acquisition	Ownership	Venture
Property Location	GLA	(Millions)	Date	Percentage	Partner

Phoenix, AZ	296,153	$27.4	1/2/2003	67.00%	Church Family Trust
Pasadena, CA	556,163	$113.6	1/16/2003	25.00%	Lehman Brothers
Suwanee, GA (1)	306,206	$32.0	3/13/2003	49.00%	Hendon Properties
JDN Realty Corporation (2)	—	$7.4	3/13/2003	Various	Various
DDR Markaz LLC	1,444,251	$169.3	5/9/2003	20.00%	Markaz
Kansas City, MO	712,015	$48.4	6/11/2003	20.00%	Coventry II
Macquarie DDR Trust	4,853,231	$735.9	11/24/2003	14.50%	Macquarie Bank Limited

Total	8,168,019	$1,134.0

(1)	This joint venture interest was acquired as part of the JDN acquisition and transferred to DDR in April 2003.
(2)	Included in the JDN acquisition was the interest in three joint ventures that own vacant parcels of land held for development or sale.

Joint Venture Dispositions
for the Twelve Month Period Ended December 31, 2003

		Gross Sale		DDR’s	Joint
		Proceeds		Ownership	Venture
Property Location	GLA	(Millions)	Sale Date	Percentage	Partner

San Diego, CA	440,228	$95.0	3/27/2003	20.00%	DRA Advisors
Kansas City, MO	15,205	$2.6	4/23/2003	24.75%	Prudential & Coventry Real Estate Partners
St. Louis, MO	211,045	$22.0	6/19/2003	50.00%	DRA Advisors
Fullerton, CA	109,358	$15.0	8/11/2003	20.00%	Prudential & Coventry Real Estate Partners
Cameron Park, CA	103,414	$19.3	9/2/2003	20.00%	Prudential & Coventry Real Estate Partners
Bellingham, WA	208,422	$23.6	10/15/2003	20.00%	Prudential & Coventry Real Estate Partners
Service Merchandise locations	1,174,096	$55.0	Various	25.00%	Various

Total	2,261,768	$232.5

Joint Venture Acquisition and Dispositions  5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

Joint Venture Expansion and Redevelopment Projects
for the Twelve Month Period Ended December 31, 2003

	DDR’s	Joint
Projects Completed	Ownership	Venture

San Ysidro, CA	20%	Prudential Real Estate Investors	Relocation of several small shop tenants in the shopping center to accommodate a 30,000 sf Ross Dress for Less (opened 9/03) and a 31,050 sf Marshall’s (opened 10/03).
Shawnee, KS	24.75%	Prudential Real Estate Investors	Relocated tenant to accommodate a 25,000 sf expansion creating a 65,000 sf Price Chopper (opened 5/03).
N. Olmsted, OH	83.75%	Hendon Properties	Expansion of existing center to create an additional 16,607 sf of small retail shops, including a Dollar Tree (opened 9/02), and the addition of a 4,500 sf outparcel for the Vitamin Shoppe (11/02).

Total Cost (Millions)	$9.7

Projects in Progress	Percentage

Deer Park, IL	24.75%	Poag & McEwen/Prudential Real Estate Investors	Expansion of the existing center to create a 50,000 sf Century Theater (scheduled to open 3rd Quarter of 2004) and to create an additional 23,800 sf of small retail specialty shops and two outparcels.

Total Cost (Millions)	$13.9

Projects to Commence	Percentage

Merriam, KS	50.00%	DRA Advisors	Construction will be commencing on the expansion of the 7,300 sf outparcel for additional retail tenants
Kansas City, MO	20.00%	Coventry II	Relocation of several small shop tenants in the shopping center to accommodate several mid-size anchors and other retail tenants to be announced.

Joint Venture Expansions and Redevelopment  5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

Summary of Joint Venture Development Projects
for the Twelve Month Period Ended December 31, 2003

						DDR’s
			DDR’s	Joint	Total	Proportionate	Substantial
	Total		Ownership	Venture	Cost	Cost	Completion
Projects Substantially Completed	GLA		Percentage	Partner	(Millions)	(Millions)	Date	Major Tenants

Long Beach, CA (CityPlace) (Phase I & II)	437,840		24.75%	RVIP	$57.1	$14.1	2002 (Phase I)	Phase I: Wal*Mart, Nordstrom Rack, Ross Dress for Less, Albertson’s, Anna’s Linens and Sav-On

							2nd Half 2003 (Phase II)	Phase II: 71,000 square feet of additional small shop retail

Austin, TX	496,604	(1)	12.38%	David Berndt Interests/RVIP	$31.0	$3.8	2nd Half 2003	Target, Toys ‘R Us, Hobby Lobby, Ultimate Electronics, Ross Dress for Less, Linens ‘N Things, PetsMart, Payless Shoe Source, Dress Barn

Projects in Progress

Jefferson County (St. Louis), MO	330,051	(1)	50.0%	Sansone	$9.7	$4.9	2004	Target, Home Depot, Shoe Carnival, Deal$, Sally Beauty

Joint Venture Development Totals	1,264,495				$97.8	$22.8

Notes:
(1)	Includes square footage which will not be Company owned.

Joint Venture Developments  5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

Joint Venture Development
Assets Placed in Service as of December 31, 2003

	Assets Placed	DDR’s Current
	in Service	Proportionate Share
Date	(Millions)	(Millions)

As of December 31, 2002	$38.3	$10.1
1st Quarter 2003	$1.9	$0.5
2nd Quarter 2003	$4.0	$1.5
3rd Quarter 2003	$24.1	$3.2
4th Quarter 2003	$4.6	$0.7
During 2004 and Thereafter	$24.9	$6.8

Total	$97.8	$22.8

Joint Venture Development
Funding Schedule as of December 31, 2003

	DDR’s	JV Partners’	Proceeds from
	Proportionate	Proportionate	Construction
	Share	Share	Loans	Total
	(Millions)	(Millions)	(Millions)	(Millions)

Funded as of December 31, 2003	$10.0	$19.8	$56.7	$86.5
Projected Net Funding During 2004	1.5	0.0	9.8	11.3
Projected Net Funding Thereafter	0.0	0.0	0.0	0.0

Total	$11.5	$19.8	$66.5	$97.8

Joint Venture Development Delivery and Funding Schedules  5.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

Summary of Joint Venture Debt
as of December 31, 2003

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate

RVIP III Long Beach, CA	V	29,695		01/04	Libor + 170
RVIP III B Deer Park, IL	V	40,000		07/04	Libor + 175
	V	10,115		07/04	Libor + 175
RVIP VI Kansas City, MO		18,640	(1)
RVIP VII	F	78,281	(2)
	V	28,804	(2)
RVIP VIII	V	24,718		01/06	Libor + 175
DDRA Community Centers Four San Antonio, TX	V	30,000		10/05	Libor + 210
DDRA Community Centers Five	F	156,000	(3)	10/05	6.64
DDRA Community Centers Seven Ahwatukee, AZ (Phase IV)	F	9,925		01/05	8.07
DDRA Community Centers Eight Deer Valley, AZ	F	17,732		09/10	8.01
Merriam Town Center Merriam, KS	V	30,000		06/05	Libor +205
Tax Incremental Financing Obligation	F	9,075		02/16	6.90
DDRA Kildeer LLC	V	4,500		08/07	Libor + 180
Kildeer, IL	F	15,000		08/07	5.64
Lennox Town Center Limited Columbus, OH	F	19,043		07/22	8.11
Sun Center Limited Columbus, OH	F	5,838		05/07	8.29
	F	15,306		04/11	8.48
Liberty Fair Mall Associates Martinsville,VA	F	20,041		12/09	8.46
DOTRS LLC Macedonia, OH	V	11,165		09/06	Libor +100
DDR P&M Aspen Grove Littleton, CO	V	46,100		05/04	Libor +185
DDRC PDK Salisbury Phase III LLC Salisbury, MD	F	1,857		04/06	7.61

Summary of Joint Venture Debt  5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

Summary of Joint Venture Debt
as of December 31, 2003 (continued)

		Mortgage
Property/Entity		Balance (000’s)	Maturity Date	Interest Rate

KLA/SM LLC	V	48,674	07/04	Libor + 350
	F	12,750	11/13	6.2555
	F	16,940	10/13	6.365
Jefferson County Plaza, LLC Arnold, MO	V	2,288	05/05	Libor + 175
Paradise Village Gateway Phoenix, AZ	F	17,630	05/07	7.78
Paseo Colorado Holdings Pasadena, CA	F	55,000	02/06	5.78
	V	30,000	02/06	4.45
DDR Markaz	F	110,000 (4)	06/08	4.129
DDR Ward Parkway	V	31,500	08/06	Libor + 240
DDR Maquarie CRRV Perimeter One & Two	V	42,000	02/06	6.625
DDR Maquarie	F	290,500	11/08	4.225
DDR Maquarie $100 Million Revolving Credit Facility	V	42,000	11/05	2.516

		$1,321,117

Notes:
(1)	Encumbers five shopping center properties located in Kansas City, MO with mortgage interest rates ranging from 7.79% to 8.625% and maturity dates ranging from September, 2005 to November, 2007.

(2)	Encumbers seven shopping center properties located in California and Washington with mortgage interest rates ranging from 6.60% to 9.50% and maturity dates ranging from March, 2004 to March, 2022.

(3)	Encumbers six shopping center properties as follows:

Ahwatukee, AZ Phoenix, AZ Eagan, MN	Maple Grove, MN Portland, OR Fort Worth, TX

(4)	Encumbers seven shopping center properties as follows:

Oviedo, FL Richmond, CA Toledo, OH Grove City, OH	Tampa, FL Highland, IN Winchester, VA

Summary of Joint Venture Debt  5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

Summary of Pro Rata Joint Venture Debt
as of December 31, 2003

	DDR’s	DDR’s
	Pro Rata	Pro Rata
Joint Venture	Interest	Debt (000’s)

RVIP III Long Beach	24.7500%	7,349
RVIP III B	12.3750%	6,202
RVIP VI	24.7500%	4,614
RVIP VII	20.0000%	21,417
RVIP VIII	12.3750%	3,059
DDRA Comm Ctr Four	35.0000%	10,500
DDRA Comm Ctr Five	50.0000%	78,000
DDRA Comm Ctr Seven	50.0000%	4,962
DDRA Comm Ctr Eight	50.0000%	8,866
Merriam Town Center	50.0000%	19,538
DDRA Kildeer, LLC	10.0000%	1,950
Lennox Town Center	50.0000%	9,521
Sun Center	79.4500%	16,799
Liberty Fair	50.0000%	10,021
DOTRS LLC	50.0000%	5,583
DDR P&M Aspen Grove	50.0000%	23,050
DDRC PDK Salisbury	50.0000%	928
KLA/SM LLC	24.6300%	19,301
Jefferson County Plaza	50.0000%	1,144
Paradise Village Gateway	67.0000%	11,812
Paseo Colorado Holdings	25.0000%	21,250
DDR Markaz	20.0000%	22,000
DDR Ward Parkway	20.0000%	6,300
DDR Maquarie	14.5000%	6,090
DDR Maquarie	14.5000%	42,123
DDR Maquarie Revolving Credit Facility	14.5000%	6,090

Total		$368,468

Summary of Joint Venture Debt  5.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

Summary of Joint Venture Mortgage Principal Payments
as of December 31, 2003
(000’s)

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
JOINT VENTURE	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Thereafter	Total
RVIP III (Long Beach, CA)	29,695											29,695
RVIP III B (Deer Park)	50,115											50,115
RVIP VI (Kansas City)				18,640								18,640
RVIP VII	42,369	1,751	1,901	8,747	1,916	2,092	2,272	2,468	2,671	2,911	37,985	107,085
RVIP VIII			24,718									24,718
DDRA Community Centers Four		30,000										30,000
DDRA Community Centers Five		156,000										156,000
DDRA Community Centers Seven	89	9,836										9,925
DDRA Community Centers Eight	166	184	200	217	231	255	16,479					17,732
Merriam Town Center		30,000										30,000
Merriam TIF											9,075	9,075
DDRA Kildeer, LLC (Kildeer, IL)				19,500								19,500
Lennox Town Center Limited	459	498	540	585	635	688	746	809	877	950	12,256	19,043
Sun Center Limited
Principal Mutual Life Ins Co	406	442	480	523	569	619	674	11,594				15,306
W. Lyman Case & Co	156	170	184	5,328								5,838
Liberty Fair Mall Associates	182	203	221	241	258	18,936						20,041
DOTRS LLC
National City Bank	428	453	10,285									11,165
DDR P&M Aspen Grove (Littleton)	46,100											46,100
DDRC PDK Salisbury Phase III			1,857									1,857
KLA/SM LLC	48,674									29,690		78,364
Jefferson County Plaza LLC		2,288										2,288
Paradise Village Gateway	276	298	323	16,733								17,630
Paseo Colorado Holdings			85,000									85,000
DDR Markaz					110,000							110,000
DDR Ward Parkway			31,500									31,500
DDR Macquarie			42,000									42,000
DDR Macquarie					290,500							290,500
DDR Macquarie Revolving Credit Facility		42,000										42,000

Total — Debt	219,115	274,124	199,209	70,514	404,109	22,590	20,171	14,870	3,548	33,552	59,317	1,321,117

Summary of Joint Venture Mortgage Principal Payments 5.5

Company Features [1]

362	Shopping Centers (and Interests in Retail Assets) [2]
2	Managed Shopping Centers
44	States (including managed properties) [2]
54.1	Million Sq. Ft. Owned
82.7	Million Sq. Ft. Owned and Managed [2] [3]
95.1%/94.3%	% Leased / % Occupied [4]
461	Total Employees

(1) Includes Service Merchandise portfolio. Does not include 34 industrial and office properties.
(2) Includes development projects.
(3) Includes unowned anchors at company owned operating and development retail properties.
(4) Core retail portfolio.

Growth in Square Footage [1]

452% increase in owned space over 11 years
80
70
60
50
40
30
20
10
0
(GLA in Million Square Feet)
Managed
Non-Company Owned
Company Owned
9.8
13.2
19.3
20.6
24.7
27.6
36.3
38.6
39.6
45.3
54.1
22.1
0.2
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03 (2)

(1) Includes Service Merchandise but does not include development properties.
(2) As of December 31, 2003.

DDR has built a geographically diverse portfolio of dominant shopping centers

GLA by STATE
44 States (inc. Managed)
Less than 500,000 SF
500,000 - 1 million SF
1million - 2 million SF
Over 2 million SF

346 owned retail assets and 2 managed retail assets

Average Annualized Base Rental Rates [(1) (2) (3)]

Shop Space
Total Portfolio
$20
$15
$10
$5
$0
$15.55
$10.82
1987
1989
1991
1993
1995
1997
1999
2000
2001
2003

(1) Does not include Service Merchandise or development properties.

(2) As of December 31, 2003.

(3) Excluding the impact of properties acquired through the merger with JDN Realty, total rents per square foot were $11.09 and shop rents were $15.95.

Average Annualized Base Rental Rates

PERIOD ENDING	NUMBER OF PROPERTIES	Annualized Base Rent/S.F. TOTAL	SHOP SPACE
Dec. 31, 2003 (1)	274	$10.82	$15.55
Dec. 31, 2002	189	$10.58	$15.18
Dec. 31, 2001	192	$10.03	$14.02
Dec. 31, 2000	190	$9.66	$13.66
Dec. 31, 1999	186	$9.20	$12.69
Dec. 31, 1998	159	$8.99	$12.39
Dec. 31, 1997	123	$8.49	$11.69
Dec. 31, 1996	112	$7.85	$10.87
Dec. 31, 1995	106	$7.60	$10.54
Dec. 31, 1994	84	$5.89	$9.02
Dec. 31, 1993	69	$5.60	$8.56
Dec. 31, 1992	53	$5.37	$8.37
Dec. 31, 1991	53	$5.35	$8.29
Dec. 31, 1990	52	$5.27	$8.25
Dec. 31, 1989	45	$4.93	$7.87
Dec. 31, 1988	40	$4.81	$7.41
Dec. 31, 1987	37	$4.38	$7.09

(1) Excluding the impact of properties acquired through the merger with JDN Realty, total rents per square foot were $11.09 and shop rents were $15.95.

Lease Expirations by Year (1) (2) (3)

15%
10%
5%
0%
% Total Base Rents by Class
Anchor
Small Shop
2004
2005
2006
2007
2008

(1) Does not include Service Merchandise or development properties.

(2) As of December 31, 2003. Options not included.

(3) Assumes 100% of JV revenues.

Lease Expirations by Year [1]

Year	Anchor Base Rent Leases	Anchor Base Rent Revenue (millions)	Anchor Base Rent Average/S.F.	Shop Space Base Rent Leases	Shop Space Base Rent Revenue (millions)	Shop Space Base Rent Average/S.F.
2004	32	$6.1	$5.57	806	$26.5	$13.02
2005	37	$7.9	$5.88	712	$27.7	$13.68
2006	27	$5.7	$6.10	687	$32.0	$15.36
2007	46	$13.1	$6.82	538	$27.3	$15.22
2008	42	$10.8	$6.66	499	$27.8	$14.81
2009	46	$14.9	$7.51	168	$13.4	$15.17
2010	58	$18.5	$8.18	125	$12.0	$17.10
2011	91	$34.9	$9.79	181	$20.9	$21.17
2012	81	$29.2	$8.91	129	$15.5	$21.69
2013	57	$18.5	$9.06	109	$10.5	$18.03
2004-2013 Subtotal	517	$159.5	$7.96	3,954	$213.5	$15.61
Total Rent Roll at December 31, 2003	755	$286.5	$8.62	4,076	$229.0	$15.53

(1) Does not include Service Merchandise or development properties.

4Q03 Largest Tenants by SF - Owned & Unowned [(1)] [(2)]

		Total		Owned		Unowned	
Rank	Tenant	Units	GLA (millions)	Units	GLA (millions)	Units	GLA (millions)
1	Wal-Mart/Sam's Club	73	10.46	27	3.05	46	7.41
2	Lowe's Home Improvement	28	3.65	13	1.64	15	2.01
3	Target/Mervyn's	30	3.62	7	0.81	23	2.81
4	Home Depot	24	2.60	7	0.67	17	1.93
5	Kohl's	26	2.21	25	2.13	1	0.09
6	T.J.Maxx/Marshalls	52	1.74	52	1.74	0	0
7	Toys "R" Us	39	1.43	26	0.92	13	0.51
8	K-Mart	14	1.24	14	1.24	0	0
9	Bed Bath & Beyond	33	1.07	33	1.07	0	0
10	Kroger	17	1.04	15	0.82	2	0.21

(1) Includes Service Merchandise portfolio. Does not include development properties.

(2) Assumes 100% ownership of joint ventures.

DEVELOPERS DIVERSIFIED REALTY®

Reliance on Major Tenants (1) (2)

(Owned shopping center GLA only)

Tenant	Units	Total Base Rent (millions)	Percent of Total	Credit Ratings
Wal-Mart/Sam's Club	27	$15.06	3.86%	AA/Aa2
Lowe's Home Improvement	13	$11.61	2.97%	A/A2
Kohl's	25	$11.09	2.84%	A-/A3
T.J. Maxx/Marshalls	52	$10.54	2.70%	A/A3
PETsMART	45	$9.54	2.44%	B+/Ba2
Bed Bath & Beyond	33	$8.97	2.30%	BBB/NR
OfficeMax (Boise Cascade)	38	$6.83	1.75%	BB/Ba2
Best Buy	14	$5.85	1.50%	BBB-/Baa3
Michaels	31	$5.67	1.45%	BB+/Ba1
Kroger	15	$5.32	1.36%	BBB/Baa3
Old Navy/Gap/Banana Republic	33	$5.26	1.35%	BB+/Ba3
Linens 'N Things	16	$5.26	1.35%	NR/NR
AMC Theater	6	$5.23	1.34%	B/Caa1
Ross Stores	26	$4.91	1.26%	BBB/NR
Toys "R" Us/Kids "R" Us/Babies "R" Us	26	$4.82	1.23%	BB+/Baa3
OfficeDepot	20	$4.68	1.20%	BBB-/Baa3
Cinemark Theatre	8	$4.56	1.17%	BB-/B2
Barnes & Noble	43	$4.49	1.15%	BB/Ba3
Subtotal	471	$129.67	33.20%	
Portfolio Total	5,713	$390.60	100.0%	

(1) Includes Service Merchandise portfolio. Does not include development properties.

(2) Based on actual pro rata ownership of real estate assets.

Reliance on Major Tenants [(1) (2)]

by GLA and by Base Rental Revenue

Rank	Major Tenant (units)	Owned GLA	% Total GLA
1	Wal-Mart / Sam's Club (27)	2.75	6.10%
2	Lowe's Home Improvement (13)	1.64	3.63%
3	Kohl's (25)	1.51	3.34%
4	T.J. Maxx (52)	1.35	3.00%
5	K-mart (14)	1.16	2.57%
6	PETsMART (45)	0.85	1.87%
7	Bed Bath & Beyond (33)	0.84	1.86%
8	JCPenney/Eckards (27)	0.77	1.71%
9	Kroger (15)	0.77	1.71%
10	OfficeMax (38)	0.71	1.57%
11	Toys "R" Us (26)	0.68	1.50%
12	Target (7)	0.58	1.27%
13	Bealls (14)	0.52	1.15%
14	Michaels (31)	0.52	1.15%
15	Best Buy (14)	0.52	1.14%
16	Goody's Family Clothing (18)	0.49	1.09%
17	Ross Stores (26)	0.49	1.08%
18	OfficeDepot (20)	0.48	1.07%
19	Winn Dixie (10)	0.44	.98%
20	Home Depot (7)	0.43	.95%
	Subtotal: 1-20	17.49	38.72%
	Total Portfolio:	45.16	100.00%

Rank	Major Tenant (units)	Base Rental Revenue ($ Millions)	% Total Base Rent
1	Wal-Mart/Sam's Club (27)	$15.06	3.86%
2	Lowe's Home Improvement (13)	$11.61	2.97%
3	Kohl's (25)	$11.09	2.84%
4	T.J. Maxx / Marshalls (52)	$10.54	2.70%
5	PETsMART (45)	$9.54	2.44%
6	Bed Bath & Beyond (33)	$8.97	2.30%
7	OfficeMax (38)	$6.83	1.75%
8	Best Buy (14)	$5.85	1.50%
9	Michaels (31)	$5.67	1.45%
10	Kroger (15)	$5.32	1.36%
11	Old Navy/Gap/Banana Republic (33)	$5.26	1.35%
12	Linens 'N Things (16)	$5.26	1.35%
13	AMC Theater (6)	$5.23	1.34%
14	Ross Stores (26)	$4.91	1.26%
15	Toys "R" Us/Kids "R" Us/Babies "R" Us (26)	$4.82	1.23%
16	OfficeDepot (20)	$4.68	1.20%
17	Cinemark Theatre (8)	$4.56	1.17%
18	Barnes & Noble (43)	$4.49	1.15%
19	Goody's Family Clothing (18)	$3.79	0.97%
20	Staples (18)	$3.72	0.95%
	Subtotal: 1-20	$137.18	35.12%
	Total Portfolio:	$390.60	100.00%

(1) Includes Service Merchandise portfolio but does not include development properties.
(2) Based on actual pro rata ownership of real estate assets.

Run Date: 01/29/2004 Time: 12:02:15PM Page 1 of 21

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)
	Alabama

1	BIRMINGHAM, AL (BROOK)	BROOK HIGHLAND PLAZA 5291 HWY 280 SOUTH	35242	SC	1994	1994	100.00%	421,793	$3,784,645	$9.21	97.4%	WINN DIXIE STORES #417(2014), RHODES#3029/MARKS FITZGERALD(2004), GOODY’S #165(2004), REGAL CINEMAS, INC.(2014), STEIN MART#67(2011), OFFICEMAX #588(2011), MICHAEL’S #9986(2009), BOOKS-A-MILLION-4(2005), ROSS STORES, INC.(2014), LOWES HOME CENTERS(NOT OWNED)

2	BIRMINGHAM, AL (EASTWOOD)	EASTWOOD FESTIVAL CENTER 7001 CRESTWOOD BLVD	35210	SC	1989	1995	100.00%	301,074	$1,796,796	$8.00	74.6%	OFFICE DEPOT #43(2004), BURLINGTON COAT FACTORY #297(2008), REGAL CINEMAS, INC.(2006), HOME DEPOT(NOT OWNED), WESTERN SUPERMARKETS(NOT OWNED)

3	BIRMINGHAM, AL (RIVERCHASE)	RIVERCHASE PROMENADE MONTGOMERY HIGHWAY	35244	SC	1989	2002	100.00%	98,016	$1,240,811	$14.80	85.6%	MARSHALL’S #411(2006), GOODY’S(NOT OWNED), TOY’S R US(NOT OWNED), KID’S R US(NOT OWNED)

4	GADSDEN, AL	EAST SIDE PLAZA 3010-3036 E. MEIGHAN BOULEVARD	35903	SC	1979	2003	100.00%	85,340	$126,942	$5.87	25.4%	FOOD WORLD(NOT OWNED)

5	OPELIKA, AL	PEPPERELL CORNERS 2300-2600 PEPPERELL PARKWAY OP	36801	SC	1995	2003	100.00%	306,224	$1,685,065	$5.73	96.0%	Lowe’s (Dark) #0398(2012), Winn-Dixie #409(2013), Wal-Mart (Dark) #355(2013), Goody’s 20921 - # 121(2010)

6	SCOTTSBORO, AL	SCOTTSBORO MARKETPLACE 24833 JOHN P REID PARKWAY	35766	SC	1999	2003	100.00%	40,560	$426,948	$10.53	100.0%	Goody’s #55(2011), WAL-MART(NOT OWNED)
	Arizona

7	AHWATUKEE, AZ	FOOTHILLS TOWNE CTR (II) 4711 EAST RAY ROAD	85044	SC	1996	1997	50.00%	647,904	$9,253,637	$14.68	97.3%	BASSETT FURNITURE(2010), ASHLEY HOMESTORES(2011), STEIN MART # 106 (2011), AMC THEATRE(2021), BARNES & NOBLE #2781(2012), BABIES R US #5670(2007), ROSS STORES, INC. #369(2007), OFFICEMAX #743(2012), JOANN, ETC. #1917(2010), BEST BUY # 177 (2014)

8	PHOENIX, AZ	PARADISE VILLAGE GATEWAY TATUM & SHEA BLVDS	85028	SC	1997	2003	67.00%	223,243	$3,552,234	$16.66	95.5%	BED BATH & BEYOND(2011), ROSS(2007), PETSMART(2015), STAPLES # 0395 (2005), ALBERTSONS-OSCO DRUG(NOT OWNED)

9	PHOENIX, AZ (DEER VALLEY)	DEER VALLEY TOWNE CENTER 2805 WEST AGUA FRIA FREEWAY	85027	SC	1996	1999	50.00%	197,009	$2,905,120	$14.75	100.0%	ROSS STORES #412(2009), OFFICEMAX #739 (2013), PETSMART #1333(2014), MICHAELS #9922 (2009), TARGET(NOT OWNED), AMC THEATRES(NOT OWNED)

10	PHOENIX, AZ (PEORIA)	ARROWHEAD CROSSING 7553 WEST BELL ROAD	85382	SC	1995	1996	50.00%	346,430	$4,027,986	$11.96	97.2%	STAPLES #289 (2009), COMP USA#318(2013), MAC FRUGAL’S #333 -1(2010), BARNES & NOBLE #2746-1(2011), T.J. MAXX #162 -1(2005), CIRCUIT CITY — #3362-1(2016), OSHMAN’S SPORTING GOODS, #690(2017), BASSETT FURNITURE(2009), LINENS ‘N THINGS #427-1(2011), FRY’S(NOT OWNED)
	Arkansas

11	FAYETTEVILLE, AR	SPRING CREEK CENTRE 464 E. JOYCE BOULEVARD	72703	SC	1997	1997	100.00%	262,827	$2,902,415	$11.04	100.0%	T.J. MAXX #159(2005), BEST BUY(2017), GOODY’S #231(2013), OLD NAVY #6169(2005), BED, BATH & BEYOND #278(2009), WAL-MART SUPER CENTER(NOT OWNED), HOME EPOT(NOT OWNED)

12	FAYETTEVILLE, AR (STEELE)	STEELE CROSSING 3533-3595 N. SHILOH DR	72703	SC	2001	2003	100.00%	41,249	$552,163	$13.39	100.0%	KOHL’S(NOT OWNED), TARGET(NOT OWNED)

*1. Property Developed by the Company	* SC — Shopping Center
*2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 01/29/2004 Time: 12:02:15PM Page 2 of 21

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)
13	N. LITTLE ROCK, AR	MCCAIN PLAZA 4124 EAST MCCAIN BOULEVARD	72117	SC	1991	1994	100.00%	270,878	$1,575,117	$6.40	90.8%	BED BATH & BEYOND #517(2013), T.J. MAXX #721(2007), CINEMARK THEATRE-TANDY 10(2011), BURLINGTON COAT FACTORY WHSE(2014), SPORTS AUTHORITY(2013)

14	RUSSELLVILLE, AR	VALLEY PARK CENTRE 3093 EAST MAIN STREET	72801	SC	1992	1994	100.00%	272,245	$1,751,291	$6.57	97.9%	WAL-MART STORES #58(2011), STAGE #301(2005), J.C. PENNEY #351(2012)

	California

15	CITY OF INDUSTRY, CA	PLAZA AT PUENTE HILLS 17647-18271 GALE AVENUE	91748	SC	1987	2001	20.00%	518,938	$6,370,020	$13.90	88.3%	MILLER’S OUTPOST/HUB DIST#334(2008), OFFICE DEPOT, INC.(2012)

16	LANCASTER, CA	VALLEY CENTRAL — DISCOUNT 44707-44765 VALLEY CENTRAL WAY	93536	SC	1990	2001	20.00%	336,403	$3,654,805	$11.05	98.4%	WAL-MART #1563(2010), MOVIES 12/CINEMARK(2017), MICHAEL’S #3541(2005), MARSHALLS #375(2007), CIRCUIT CITY #411(2011), STAPLES #88(2008), COSTCO(NOT OWNED)

17	LONG BEACH, CA	CITY PLACE 451 LONG BEACH BLVD	90802	SC	2002	1 *	24.75%	267,670	$3,899,248	$14.57	100.0%	NORDSTROM, INC.(2012), ROSS STORES, INC(2013), WAL-MART #2949(2022), ALBERTSON’S(NOT OWNED)

18	MISSION VIEJO, CA	OLYMPIAD PLAZA 23002-23072 ALICIA PARKWAY	92691	SC	1989	2001	20.00%	45,600	$1,277,009	$28.47	98.4%

19	OCEANSIDE, CA	OCEAN PLACE CINEMAS 401-409 MISSION AVENUE	92054	SC	2000	1 *	100.00%	80,450	$1,083,136	$15.72	85.7%	REGAL CINEMAS(2014)

20	PASADENA, CA	PASEO COLORADO EAST COLORADO BOULEVARD	91101	LC	2001	2003	25.00%	556,163	$11,957,305	$22.77	94.4%	GELSON’S MARKET(2021), EQUINOX(2017), MACY’S(2010), PACIFIC THEATRES EXHIB.
												CORP(2016), DSW SHOE WAREHOUSE(2011), J JILL(2012), CAFE MED/BRICE(2011), DELMONICOS SEAFOOD(2012), P.F. CHANGS CHINA BISTRO(2016), BOMBAY COMPANY(2011), TOMMY BAHAMA(2011), SEPHORA(2011)

21	PLEASANT HILL, CA	DOWNTOWN PLEASANT HILL TRELAHY AND CRESCENT ROADS	94523	SC	1999	2001	20.00%	347,647	$6,133,487	$19.13	92.2%	ALBERTSON’S(2020), MICHAEL’S #2109(2010), BORDERS BOOK & MUSIC(2015), CENTURY THEATRES, INC(2016), BED,BATH & BEYOND(2010), ROSS STORES, INC(2010)

22	RICHMOND, CA (HILLTOP)	HILLTOP PLAZA 3401 BLUME DRIVE	94806	SC	1997	2002	20.00%	245,774	$3,673,252	$14.95	100.0%	OFFICEMAX #558(2011), PETSMART #062(2012), ROSS DRESS FOR LESS(2008), BARNES & NOBLE BOOKSELLERS(2011), CIRCUIT CITY#3374(2017), CENTURY THEATRE(2016)

23	RICHMOND, CA	RICHMOND CITY CENTER MACDONALD AVENUE	94801	SC	1993	2001	20.00%	76,692	$1,060,689	$15.35	90.1%	FOOD 4 LESS/FOODSCO(2013)

24	SAN FRANCISCO, CA (RETAIL)	VAN NESS PLAZA 215 1000 VAN NESS AVENUE	94109	SC	1998	2002	100.00%	123,755	$4,447,308	$35.94	100.0%	AMC VAN NESS 14 THEATRES(2030), CRUNCH FITNESS INT’L, INC.(2008)

25	SAN YSIDRO, CA	SAN YSIDRO VILLAGE CAMINO DE LA PLAZA	92173	SC	1988	2001	20.00%	162,932	$1,546,132	$13.44	70.6%	ROSS DRESS FOR LESS(2014), MARSHALLS(2013), K-MART(NOT OWNED)

	Colorado

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

Property Listing 7.1

* Does Not Include Service Merchandise Interests

Run Date: 01/29/2004 Time: 12:02:15PM Page 3 of 21

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)

26	ALAMOSA, CO	ALAMOSA PLAZA 145 CRAFT DRIVE	81101	SC	1986	2 *	100.00%	19,875	$93,201	$7.75	60.5%	CITY MARKET, INC.(NOT OWNED), BIG “R”(NOT OWNED)

27	AURORA, CO	PIONEER HILLS 5400-5820 SOUTH PARKER	80012	SC	2002	2003	100.00%	127,643	$2,140,430	$16.77	100.0%	BED BATH & BEYOND #436(2012), OFFICE DEPOT #2184(2017), HOME DEPOT(NOT OWNED), WAL-MART(NOT OWNED)

28	BROOMFIELD, CO	FLATIRON MARKETPLACE GARDEN 1 WEST FLATIRON CIRCLE	80021	SC	2001	2003	100.00%	245,217	$4,953,905	$20.33	99.3%	BEST BUY(2016), OFFICE DEPOT(2016), GREAT INDOORS(NOT OWNED), NORDSTROM(2011), LINENS N THINGS(2017)

29	DENVER, CO	TAMARAC SQUARE 7777 E. HAMPDEN	80231	SC	1976	2001	100.00%	174,780	$1,665,060	$13.07	72.9%	MADSTONE THEATRES(2007), The Gap, Inc.(2004)

30	DENVER, CO (CENTENNIAL)	CENTENNIAL PROMENADE 9555 E. COUNTY LINE ROAD	80223	SC	1997	1997	100.00%	408,515	$6,208,174	$15.77	96.4%	GOLFSMITH GOLF CENTER(2007), SOUNDTRACK(2017), ROSS DRESS FOR LESS #388(2008), OFFICEMAX #686(2012), MICHAEL’S #9710(2007), TOYS R US#9540(2011), BORDERS #163(2017), LOEHMANN’S R.E. HOLDINGS, INC.(2012), AMERICAN FURNITURE WARHOUSE(NOT OWNED), RECREATIONAL EQUIPMENT(NOT OWNED)

31	DENVER, CO (UNIVERSITY)	UNIVERSITY HILLS 2730 SOUTH COLORADO BOULEVARD	80222	SC	1997	2003	100.00%	244,383	$4,036,345	$16.52	100.0%	Linens N Things #119(2013), Pier One Imports(2014), Officemax #416(2012), King Soopers/Krogers(2017)

32	LITTLETON, CO (DEV)	ASPEN GROVE 7301 SOUTH SANTAFE	80120	LC	2002	1 *	50.00%	247,504	$6,682,458	$27.15	99.4%	COLDWATER CREEK(2011), TALBOTS(2012), ANN TAYLOR(2012), J. CREW(2012), BANANA REPUBLIC(2012), GAP(2012), WILLIAMS-SONOMA(2014), J. JILL(2012), BOMBAY COMPANY(2012), POTTERY BARN(2014), PIER IMPORTS(2011), JOSEPH A. BANK CLOTHIERS(2012), BUCA di BEPPO (2013), CHAMPPS(2022)

33	PARKER, CO	PARKER PAVILIONS 11153-11183 SOUTH PARKER ROAD	80134	SC	2001	2003	100.00%	81,809	$1,388,237	$16.97	100.0%	Office Depot #2165(2016), IHOP(2022), HOME DEPOT(NOT OWNED), WAL-MART(NOT OWNED)

34	TRINIDAD, CO	TRINIDAD PLAZA HWY 239 @ 125 FRONTAGE ROAD	81082	SC	1986	2 *	100.00%	63,836	$170,958	$5.11	52.4%	BIG “R”(NOT OWNED)

	Connecticut

35	PLAINVILLE, CT	CONNECTICUT COMMONS I-84 & RTE 9	06062	SC	1999	1 *	100.00%	465,453	$4,199,112	$11.40	79.2%	LOWE’S OF PLAINVILLE #650(2019), KOHL’S #461(2022), A.C. MOORE(2014), OLD NAVY #6187(2011), LEVITZ FURNITURE(2015), LINENS ‘N THINGS(2017), LOEW’S THEATRE(NOT OWNED)

36	WATERBURY, CT	KMART PLAZA 899 WOLCOTT STREET	06705	SC	1973	2 *	100.00%	124,310	$417,500	$3.36	100.0%	K MART #3152(2003), JO-ANN STORES #0254(2010)
	Florida

37	BAYONET POINT, FL	POINT PLAZA US 19 & SR 52	34667	SC	1985	2 *	100.00%	209,720	$1,341,102	$6.39	100.0%	PUBLIX SUPER MARKETS #295(2005), BEALL’S #11(2014), T.J. MAXX #794(2010)

38	BRANDON, FL	KMART SHOPPING CENTER 1602 BRANDON BL	33511	SC	1972	2 *	100.00%	161,900	$513,665	$3.23	98.4%	K MART #4311(2007), KANE FURNITURE(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 01/29/2004 Time: 12:02:15PM Page 4 of 21

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)

39	BRANDON, FL (PLAZA)	LAKE BRANDON PLAZA CAUSEWAY BOULEVARD	33511	SC	1999	2003	100.00%	148,267	$1,676,952	$11.31	100.0%	Compusa #603(2017), Jo-Ann Fabrics #1959(2017), Publix(2019), BABIES R US(NOT OWNED)

40	BRANDON, FL (VILLAGE)	LAKE BRANDON VILLAGE CAUSEWAY BOULEVARD	33511	SC	1997	2003	100.00%	113,548	$1,412,038	$12.44	100.0%	Linens ‘N Things #496(2014), The Sports Authority #213(2018), LOWE’S(NOT OWNED)

41	CRYSTAL RIVER, FL	CRYSTAL RIVER PLAZA 420 SUN COAST HWY	33523	SC	1986	2 *	100.00%	160,190	$880,293	$5.54	99.2%	BEALL’S #38 -4(2012), BEALL’S OUTLET(2006), SCOTTY’S #130(2008)

42	DAYTONA BEACH, FL	VOLUSIA 1808 W. INTERNATIONAL SPEEDWAY	32114	SC	1984	2001	100.00%	76,087	$924,334	$12.34	98.4%	TJMF, Inc.(2004), Marshalls of MA, Inc.(2005)

43	FERN PARK, FL	FERN PARK SHOPPING CENTER 6735 US #17-92 SOUTH	32720	SC	1970	2 *	100.00%	16,000	$131,000	$8.19	100.0%

44	GULF BREEZE, FL	GULF BREEZE MARKETPLACE 3749-3767 GULF BREEZE PARKWAY	32561	SC	1998	2003	100.00%	29,827	$448,894	$15.68	96.0%	LOWE’S(NOT OWNED), WAL-MART(NOT OWNED)

45	JACKSONVILLE, FL	JACKSONVILLE REGIONAL 3000 DUNN AVENUE	32218	SC	1988	1995	100.00%	219,735	$1,338,574	$6.44	94.6%	J.C. PENNEY #1033-4(2007), WINN DIXIE STORES #167(2009)

46	MARIANNA, FL	THE CROSSROADS 2814-2822 HIGHWAY 71	32446	SC	1990	2 *	100.00%	63,894	$426,305	$7.07	94.4%	BEALL’S #54 -4(2005), WAL-MART(NOT OWNED)

47	MELBOURNE, FL	MELBOURNE SHOPPING CENTER 750-850 APOLLO BOULEVARD	32935	SC	1978	2 *	100.00%	121,913	$130,913	$4.02	26.7%

48	NAPLES, FL	CARILLON PLACE 5010 AIRPORT ROAD NORTH	33942	SC	1994	1995	14.50%	267,808	$3,062,172	$11.43	100.0%	WINN DIXIE #739(2014), T.J. MAXX #084(2009), CIRCUIT CITY(2015), ROSS DRESS FOR LESS #305(2005), CIRCUIT CITY #3205(2015), OFFICEMAX #159(2010)

49	OCALA, FL	OCALA WEST 2400 SW COLLEGE ROAD	32674	SC	1991	2003	100.00%	101,438	671,540	$7.09	93.4%	The Sports Authority(2012), Winn-Dixie #2284(2004)

50	ORMOND BEACH, FL	ORMOND TOWNE SQUARE 1458 WEST GRANADA BLVD	32174	SC	1993	1994	100.00%	234,045	$1,959,411	$8.39	99.8%	BEALL’S #60(2018), BEALL’S #89(2004), PUBLIX SUPER MARKETS #446(2013)

51	OVIEDO, FL	OVIEDO PARK CROSSING RTE 417 & RED BUG LAKE ROAD	32765	SC	1999	1 *	20.00%	186,212	$1,908,262	$10.25	100.0%	OFFICEMAX #531(2014), ROSS DRESS FOR LESS(2010), MICHAEL’S #9941(2009), T.J. MAXX #802(2010), LINENS ‘N THINGS(2011), LOWE’S(NOT OWNED)

52	PALM HARBOR, FL	THE SHOPPES OF BOOT RANCH 300 EAST LAKEROAD	34685	SC	1990	1995	100.00%	52,395	$864,093	$16.94	97.3%	ALBERTSON’S(NOT OWNED), TARGET(NOT OWNED)

53	PENSACOLA, FL	PALAFOX SQUARE 8934 PENSACOLA BLVD	32534	SC	1988	1 *	100.00%	17,150	$220,962	$12.88	100.0%

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 01/29/2004 Time: 12:02:15PM Page 5 of 21

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)
54	PENSACOLA, FL (MARKET)	PENSACOLA MARKETPLACE W. FAIRFIELD DRIVE	32505	SC	2000	2003	100.00%	55,795	$0	$0.00	0.0%

55	SPRING HILL, FL	MARINER SQUARE 13050 CORTEZ BLVD	34613	SC	1988	2 *	100.00%	188,924	$1,463,727	$7.94	97.6%	BEALL’S #28(2006), ROSS DRESS FOR LESS #659(2014), WALMART(NOT OWNED)

56	TALLAHASSEE, FL	CAPITAL WEST 4330 WEST TENNESSEE STREET	32312	SC	1994	2003	100.00%	21,400	$154,264	$10.02	72.0%	WAL-MART(NOT OWNED)

57	TAMPA, FL (DALE)	NORTH POINTE PLAZA 15001-15233 NORTH DALE MABRY	33618	SC	1990	2 *	20.00%	104,460	$1,210,789	$11.84	97.9%	PUBLIX SUPER MARKETS #398(2010), WALMART(NOT OWNED)

58	TAMPA, FL (WATERS)	TOWN N’ COUNTRY 7021-7091 WEST WATERS AVENUE	33634	SC	1990	2 *	100.00%	134,366	$1,130,666	$8.52	98.8%	BEALL’S #56 -4(2005), KASH ‘N KARRY-2 STORE #1745(2010), WALMART(NOT OWNED)

59	TARPON SPRINGS, FL	TARPON SQUARE 41232 U.S. 19, NORTH	34689	SC	1974	2 *	100.00%	198,797	$1,383,917	$6.96	100.0%	K MART #3257-2(2009), BIG LOTS #564(2007), STAPLES #882 SUPERSTORE(2013)

60	WEST PASCO, FL	PASCO SQUARE 7201 COUNTY ROAD 54	34653	SC	1986	2 *	100.00%	135,421	$934,420	$7.40	93.2%	BEALL’S OUTLET#430(2013), PUBLIX SUPER MARKETS #307(2006), PLYMOUTH BLIMPIE, INC.-4(2006), WALMART(NOT OWNED)

	Georgia

61	ATHENS, GA	ATHENS EAST 4375 LEXINGTON ROAD	30605	SC	2000	2003	100.00%	24,000	$342,252	$14.26	100.0%	WAL MART(NOT OWNED)

62	ATLANTA, GA (DULUTH)	PLEASANT HILL PLAZA 1630 PLEASANT HILL ROAD	30136	SC	1990	1994	100.00%	99,025	$1,319,949	$14.34	92.9%	OFFICE DEPOT #076-2(2005), WAL-MART(NOT OWNED)

63	ATLANTA, GA (PERIMETER)	PERIMETER POINTE 1155 MT. VERNON HIGHWAY	30136	SC	1995	1995	14.50%	343,155	$5,018,873	$14.63	100.0%	STEIN MART #092(2010), BABIES R US, #8892(2007), THE SPORTS AUTHORITY(2012), L.A. FITNESS SPORTS CLUBS(2016), OFFICE DEPOT #434(2012), ST. JOSEPH’S HOSPITAL/ATLANTA(2006), UNITED ARTISTS THEATRE #33272(2015)

64	CANTON, GA (RIVERPLACE)	RIVERPLACE 104-150 RIVERSTONE PARKWAY	30114	SC	1983	2003	100.00%	127,853	$964,572	$7.81	96.6%	Staples #796(2014), Ingles # 96(2019)

65	CANTON, GA (RIVERPOINTE)	RIVER POINTE 1550-1558 RIVERSTONE PARKWAY	30114	SC	1996	2003	100.00%	39,000	$560,226	$14.36	100.0%	WALMART(NOT OWNED)

66	CARTERSVILLE, GA	FELTON’S CROSSING 877 JOE FRANK HARRIS PARKWAY S	30120	SC	1984	2003	100.00%	112,240	$853,574	$7.70	98.8%	Ross Dress For Less(2013), Ingles #76(2019)

67	CHAMBLEE, GA	CHAMBLEE PLAZA PEACHTREE INDUSTRIAL BOULEVARD	30341	SC	1976	2003	100.00%	175,969	$1,265,778	$9.23	77.9%	Save Rite #1845(2006)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 01/29/2004 Time: 12:02:15PM Page 6 of 21

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)

68	COLUMBUS, GA	BRADLEY PARK CROSSING 1591 BRADLEY PARK DRIVE COLUMB	31904	SC	1999	2003	100.00%	119,786	$1,286,041	$10.74	100.0%	Goody’s #296(2011), Petsmart #0294(2015), Michael’s # 9929(2009), TARGET(NOT OWNED)

69	CUMMING, GA	CUMMING MARKETPLACE MARKETPLACE BOULEVARD	30041	SC	1997	2003	100.00%	318,695	$3,657,406	$11.48	100.0%	Goody’s #219(2012), Lowe’s(2019), Michael’s(2010), Officemax #928(2013), HOME DEPOT(NOT OWNED), WAL MART(NOT OWNED)

70	CUMMING, GA (PINETREE)	PINETREE VILLAGE 2350 ATLANTA HIGHWAY	30040	SC	1999	2003	100.00%	27,600	$491,003	$17.79	100.0%

71	DOUGLASVILLE, GA	DOUGLASVILLE MARKETPLACE 6875 DOUGLAS BOULEVARD	30135	SC	1999	2003	100.00%	97,458	$970,967	$9.96	100.0%	Best Buy(2015), Babies R Us(2006), LOWES(NOT OWNED)

72	FT. OGLETHORPE, GA	FORT OGLETHORPE MARKETPLACE 101 BATTLEFIELD PARKWAY FORT	30742	SC	1992	2003	100.00%	176,903	$454,510	$3.66	70.1%	Kmart #3083(2007)

73	GRIFFIN, GA	ELLIS CROSSING 649-687 NORTH EXPRESSWAY	30223	SC	1986	2003	100.00%	64,770	$296,184	$6.08	75.3%	Winn-Dixie (Dark) #1811(2006), WAL MART(NOT OWNED)

74	LAFAYETTE, GA	LAFAYETTE CENTER 1109 NORTH MAIN STREET	30728	SC	1990	2003	100.00%	78,422	$452,585	$8.32	69.4%	Food Lion #890 (Dark)(2019)

75	LAWRENCEVILLE, GA	FIVE FORKS VILLAGE 850 DOGWOOD ROAD	30044	SC	1990	2003	100.00%	89,064	$939,370	$10.68	98.7%	Winn-Dixie (Save-Rite) #2735(2010)

76	LILBURN, GA (FIVE FORKS)	FIVE FORKS CROSSING 3055 FIVE FORKS TRICKUM ROAD	30047	SC	1990	2003	100.00%	73,950	$691,618	$9.35	100.0%	Kroger #394(2012)

77	LITHONIA, GA	THE SHOPPES AT TURNER HILL	30038	SC	2001	2003	100.00%	73,175	$765,000	$10.45	100.0%	Best Buy #389(2018), Bed Bath & Beyond(2012), TOYS R US(NOT OWNED)

78	LOGANVILLE, GA	MIDWAY PLAZA 910 ATHENS HWY	30052	SC	1995	2003	100.00%	91,196	$948,539	$10.68	97.4%	Kroger #443(2016)

79	MADISON, GA	BEACON HEIGHTS 1462-1532 EATONTON ROAD	30650	SC	1989	2003	100.00%	106,100	$487,133	$4.64	98.9%	Ingles (Dark) #444(2010), Wal-Mart #1363(2009)

80	MARIETTA, GA	TOWN CENTER PRADO 2609 BELLS FERRY ROAD	30066	SC	1995	1995	14.50%	300,977	$3,571,917	$12.43	95.5%	STEIN MART #141(2007), ROSS DRESS FOR LESS(2013), PUBLIX #548(2015), CRUNCH FITNESS INTERNATIONAL(2011)

81	MARIETTA, GA (GARRISON)	GARRISON RIDGE CROSSING 2650 DALLAS HIGHWAY	30064	SC	1997	2003	100.00%	18,200	$315,713	$17.35	100.0%	LOWES(NOT OWNED)

82	MCDONOUGH, GA	MCDONOUGH MARKETPLACE (LP-II) NE CORNER 175 & HIGHWAY 20	30253	SC	1999	2003	100.00%	20,700	$298,545	$14.42	100.0%	WALMART(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 01/29/2004 Time: 12:02:15PM Page 7 of 21

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)
83	NEWNAN, GA	NEWNAN CROSSING 955-1063 BULLSBORO DRIVE NEWNA	30264	SC	1995	2003	100.00%	156,497	$1,265,908	$8.09	100.0%	Lowe’s #0033(2015), BELK(NOT OWNED), WAL MART(NOT OWNED)

84	PEACHTREE CITY, GA	PEACHTREE CITY MARKETPLACE MARKETPLACE CONNECTOR PEACHT	30269	SC	1999	2003	100.00%	50,367	$637,085	$13.01	97.2%	Staples(2015)

85	STOCKBRIDGE, GA (FREEWAY)	FREEWAY JUNCTION 3797-3879 HIGHWAY 138 SE STOCK	30281	SC	1988	2003	100.00%	162,778	$403,905	$5.89	42.1%	Ingles (Dark) #466(2009)

86	STONE MOUNTAIN, GA (RIVER)	RIVERCLIFF VILLAGE STONE MOUNTAIN HIGHWAY STONE M	30047	SC	1999	2003	100.00%	2,000	$42,000	$21.00	100.0%

87	SUWANEE, GA (JOHNS)	JOHNS CREEK TOWNE CENTER 3630 PEACHTREE PARKWAY SUWANE	30024	SC	2001	2003	100.00%	306,206	$2,814,466	$14.00	65.6%	Kohl’s #447(2022), Michael’s #1587(2011), Staples #1162(2016)

88	SUWANEE, GA (NOBLE)	THE VILLAGE AT NOBLE FARMS 1145 PEACHTREE INDUSTRIAL BOUL	30024	SC	1997	2003	100.00%	43,393	$815,490	$19.42	96.8%

89	TUCKER, GA	COFER CROSSING 4349-4375 LAWRENCEVILLE HWY	30084	SC	1998	2003	100.00%	129,432	$1,145,218	$8.85	100.0%	Goody’s #299(2014), Kroger #482(2019), WALMART(NOT OWNED)

90	UNION CITY, GA	SHANNON SQUARE 4720 JONESBORO ROAD	30291	SC	1986	2003	100.00%	100,002	$785,087	$8.21	95.6%	Ingles #407(2006), WAL MART(NOT OWNED)

91	WARNER ROBBINS, GA	WARNER ROBINS PLACE 2724 WATSON BOULEVARD	31093	SC	1997	2003	100.00%	107,941	$1,142,577	$10.83	97.8%	T.J. Maxx #032(2010), Staples(2016), LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

92	WOODSTOCK, GA	WOODSTOCK PLACE 10029 HIGHWAY 928	30188	SC	1995	2003	100.00%	170,940	$1,456,809	$8.66	98.4%	Wal-Mart #575(2020)

	Idaho

93	IDAHO FALLS, ID	COUNTRY CLUB MALL 1515 NORTHGATE MILE	83401	SC	1976	1998	100.00%	148,593	$710,482	$6.52	73.4%	OFFICE MAX #666(2011), WORLD GYM(2008), FRED MEYER, INC.(NOT OWNED)

94	MERIDIAN, ID	MERIDIAN CROSSROADS EAGLE AND FAIRVIEW ROAD	83642	SC	1999	1 *	100.00%	417,727	$4,630,094	$11.08	100.0%	BED BATH & BEYOND #333(2011), OLD NAVY #6046(2005), SHOPKO STORES, INC.(2020), OFFICE DEPOT # 02087(2010), ROSS DRESS FOR LESS # 530(2012), MARSHALLS(2012),
												SPORTSMAN’S WAREHOUSE(2015), CRAFT WAREHOUSE(2013)

	Illinois

95	DECATUR, IL	DECATUR MARKETPLACE MARYLAND STREET	62521	SC	1999	2003	100.00%	22,775	$271,656	$11.93	100.0%	WAL MART(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 01/29/2004 Time: 12:02:15PM Page 8 of 21

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)
96	DEER PARK, IL	DEER PARK TOWN CENTER 20503 NORTH RAND ROAD	60074	LC	2000	1 *	12.38%	262,716	$7,034,086	$27.51	97.3%	GAP # 581(2010), BARNES & NOBLE(NOT OWNED), PIER 1 IMPORTS(2012), BANANA REPUBLIC(2010), BOMBAY COMPANY(2011), ABERCROMBIE & FITCH(2005), POTTERY BARN KIDS(2012), POTTERY BARN(2013), RESTORATION HARDWARE(2010), EDDIE BAUER HOME(2011), EDDIE BAUER SPORTSWEAR(2011), COLDWATER CREEK(2010), J. CREW(2011), ANN TAYLOR(2011), TALBOTS/TALBOTS PETITES(2011), WILLIAMS-SONOMA(2013), JOSEPH A. BANK CLOTHIERS(2011), CALIFORNIA PIZZA KITCHEN(2013)

97	HARRISBURG, IL	ARROWHEAD POINT 701 NORTH COMMERCIAL	62946	SC	1991	1994	100.00%	167,074	$841,405	$5.45	92.3%	WAL-MART STORES #237(2011), MAD-PRICER STORE/ROUNDY’S(2011)

98	KILDEER, IL	THE SHOPS AT KILDEER 20505 NORTH HIGHWAY 12	60047	SC	2001	2001	10.00%	155,490	$2,841,563	$18.27	100.0%	BED BATH & BEYOND(2012), CIRCUIT CITY(2017), OLD NAVY #6574(2006)

99	MOUNT VERNON, IL	TIMES SQUARE MALL 42ND AND BROADWAY	62864	MM	1974	2 *	100.00%	268,328	$855,027	$3.79	84.2%	SEARS #2181(2013), COUNTRY FAIR MARKET FRESH(2004), J.C. PENNEY #1717(2007)

100	SCHAUMBURG, IL	WOODFIELD VILLAGE GREEN 1430 EAST GOLF ROAD	60173	SC	1993	1995	14.50%	458,819	$7,373,738	$16.07	100.0%	CIRCUIT CITY #3111(2009), OFF 5TH(2011),
OFFICEMAX #203(2010), CONTAINER
STORE(2011), SPORTS AUTHORITY STORE
#675(2013), MARSHALLS #544(2009),
NORDSTROM RACK #224(2009), BORDERS
BOOKS#61(2009), EXPO DESIGN CENTER(2019),
COSTCO(NOT OWNED), KLA/SM NEWCO
SCHAUMBURG, LLC(NOT OWNED), PRAIRIE
												ROCK RESTAURANT(NOT OWNED)
	Indiana

101	BEDFORD, IN	TOWN FAIR CENTER 1320 JAMES AVENUE	47421	SC	1993	2 *	100.00%	223,431	$1,352,897	$6.06	100.0%	K MART #7455(2008), GOODY’S #119 -4(2008), J. PENNEY #1324-4(2008), BUEHLER’S BUY LOW #4163(2010)

102	CONNERSVILLE, IN	WHITEWATER TRADE CENTER 2100 PARK ROAD	47331	SC	1991	2 *	100.00%	141,770	$840,863	$6.06	97.8%	COX NEW MARKET-4(2011), WAL-MART STORES #1729(2011)

103	HIGHLAND, IN	HIGHLAND GROVE SHOPPING CENTER HIGHWAY 41 & MAIN STREET	46322	SC	1995	1996	20.00%	312,546	$3,320,035	$10.62	100.0%	MARSHALL’S #663-1(2011), KOHL’S #229-1(2016), CIRCUIT CITY-1(2016), OFFICE MAX #590(2012), TARGET(NOT OWNED), JEWEL(NOT OWNED), BORDERS(NOT OWNED)

104	LAFAYETTE, IN	PARK EAST MARKETPLACE 4205 — 4315 COMMERCE DRIVE	47905	SC	2000	2003	100.00%	35,100	$423,570	$13.11	92.0%	WAL MART(NOT OWNED)

	Iowa

105	CEDAR RAPIDS, IA	NORTHLAND SQUARE 303 -367 COLLINS ROAD, NE	52404	SC	1984	1998	100.00%	187,068	$1,760,537	$9.41	100.0%	T.J. MAXX #119(2004), OFFICE MAX #211(2010), BARNES & NOBLE #2587(2010), KOHL’S #217(2021)

106	OTTUMWA, IA	QUINCY PLACE MALL 819 1110 QUINCY AVENUE	52501	MM	1990	2 *	100.00%	194,703	$1,219,386	$6.88	91.0%	HERBERGER’S #326(2005), J.C. PENNEY #2438(2005), OFFICEMAX #1033(2015), WALMART(NOT OWNED), TARGET(NOT OWNED)
	Kansas

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 01/29/2004 Time: 12:02:15PM Page 9 of 21

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)
107	LEAWOOD, KS	TOWN CENTER PLAZA 5000 W 119 STREET	66209	LC	1990	1998	100.00%	291,646	$7,440,504	$26.80	95.2%	BARNES & NOBLE #2668(2011), COLDWATER CREEK(2009), LIMITED/LIMITED TOO(2009), ABERCROMBIE & FITCH(2009), VICTORIAS SECRET(2009), EXPRESS/BATH&BODY/STRUCTURE(2009), GAP/GAP BODY(2008), GAP KIDS(2005), J. JILL(2013), POTTERY BARN(2009), WILLIAMS-SONOMA(2009), AMERICAN EAGLE(2013), PACIFIC SUNWEAR(2012), BRAVO CUCINA ITALIANA(2013), RESTORATION HARDWARE(2012), HOULIHANS, BRISTOL SEAFOOD BAR & GRILL(2011)

108	MERRIAM, KS	MERRIAM TOWN CENTER 5700 ANTIOCH ROAD	66202	SC	1998	1 *	50.00%	344,009	$4,070,931	$11.83	100.0%	OFFICEMAX #924(2013), PETSMART #240(2019), HEN HOUSE #31(2018), MARSHALLS #8716(2008), DICK’S SPORTING GOODS #119(2016), CINEMARK(2018), HOME DEPOT #2202(NOT OWNED)

109	OLATHE, KS (DEVONSHIRE)	DEVONSHIRE VILLAGE 127th STREET & MUR-LEN ROAD	66062	SC	1987	1998	24.75%	48,802	$378,454	$8.97	86.4%

110	OVERLAND PARK, KS (CHEROKEE	CHEROKEE NORTH SHOPPING CENTE 8800-8934 W 95th STREET	66212	SC	1987	1998	24.75%	55,565	$635,074	$15.42	74.1%

111	OVERLAND PARK, KS (POINTE)	OVERLAND POINTE MARKETPLACE INTER 135TH & ANTIOCH RD	66213	SC	2001	2003	100.00%	7,000	$125,300	$17.90	100.0%

112	SHAWNEE, KS (QUIVIRA PARCEL)	TEN QUIVIRA PARCEL 63rd ST. & QUIVIRA ROAD	66216	SC	1972	1998	24.75%	12,000	$194,271	$16.19	100.0%

113	SHAWNEE, KS (TEN QUIVIRA)	TEN QUIVIRA SHOPPING CENTER 63rd STREET & QUIVIRA ROAD	66216	SC	1992	1999	24.75%	159,693	$799,661	$5.58	89.7%	PRICE CHOPPER FOODS(2005), WESTLAKE HARDWARE #17(2005)

114	WICHITA, KS (EASTGATE)	EASTGATE PLAZA SOUTH ROCK ROAD	67207	SC	1955	2002	100.00%	205,200	$1,981,509	$11.97	80.7%	OFFICEMAX #31(2007), T.J. MAXX #316(2006), BARNES & NOBLE #2824(2012), KCBB, INC

	Kentucky
												BURLINGTON(NOT OWNED)
115	HAZARD, KY	GRAND VUE PLAZA KENTUCKY HIGHWAY 80	41701	SC	1978	2 *	100.00%	111,492	$399,746	$4.43	81.0%	WRIGHT LUMBER(2007)

116	LEXINGTON, KY (NORTH)	NORTH PARK MARKETPLACE 524 WEST NEW CIRCLE	40511	SC	1998	2003	100.00%	48,920	$609,650	$13.90	89.6%	Staples(2016), WAL MART(NOT OWNED)

117	LEXINGTON, KY (SOUTH)	SOUTH FARM MARKETPLACE MAN-O-WAR BOULEVARD AND NICHOL	40503	SC	1998	2003	100.00%	27,643	$582,564	$21.07	100.0%	LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

118	RICHMOND, KY	CARRIAGE GATE 833-847 EASTERN BY-PASS	40475	SC	1992	2003	100.00%	158,041	$479,101	$8.53	35.5%	Food Lion (Dark) #1203(2017), BALLARD’S(NOT OWNED)

	Maine

119	BRUNSWICK, ME	COOK’S CORNERS 172 BATH ROAD	04011	SC	1965	1997	100.00%	305,692	$2,421,384	$8.02	98.8%	HOYTS CINEMAS #445-02 BRUNSWIK(2010), BRUNSWICK BOOKLAND(2004), BIG LOTS(2008), T.J. MAXX #114(2004),SEARS#2203(2012)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 01/29/2004 Time: 12:02:15PM Page 10 of 21

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)
	Maryland

120	SALISBURY, MD	THE COMMONS E. NORTH POINT DRIVE	21801	SC	1999	1 *	100.00%	98,635	$1,254,666	$12.72	100.0%	OFFICEMAX #798(2013), MICHAEL’S #9914(2009), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

121	SALISBURY, MD (DEV JV)	THE COMMONS(PHASE III) NORTH POINTE DRIVE	21801	SC	2000	1 *	50.00%	27,500	$346,500	$12.60	100.0%

	Massachusetts

122	EVERETT, MA	GATEWAY CENTER 1 MYSTIC VIEW ROAD	02149	SC	2001	1 *	100.00%	222,287	$3,453,861	$15.54	100.0%	BED BATH AND BEYOND(2011), OLD NAVY #6172(2011), OFFICEMAX # 600(2020), BABIES US #6443(2013), MICHAEL’S #01597(2012), COSTCO(NOT OWNED), TARGET(NOT OWNED), HOME DEPOT(NOT OWNED)

123	FRAMINGHAM, MA	SHOPPER’S WORLD 1 WORCESTER ROAD	01701	SC	1994	1995	14.50%	768,555	$13,525,586	$17.60	100.0%	TOYS R US #7505(2020), JORDON MARSH /FEDERATED(2020), T.J. MAXX#147(2010), BABIES R US(2013), DSW SHOE
												WAREHOUSE(2007), A.C. MOORE(2007), MARSHALLS#612(2011), BOBS(2011), LINENS ‘N THINGS#436(2011), SPORTS AUTHORITY#858(2015), OFFICEMAX #121(2011), BEST BUY#532(2014), BARNES & NOBLE #2645(2011), KOHL’S(2005), GENERAL CINEMA
												#971(2014)

	Michigan

124	BAD AXE, MI	HURON CREST PLAZA 850 NORTH VAN DYKE ROAD	48413	SC	1991	2 *	100.00%	63,415	$565,108	$8.91	100.0%	GREAT A & P TEA #55492(2012), WAL-MART(NOT OWNED)

125	CHEBOYGAN, MI	KMART SHOPPING PLAZA 1109 EAST STATE	49721	SC	1988	2 *	100.00%	95,094	$429,793	$4.52	100.0%	CARTER’S FOOD CENTER(2004), CARTER’S FOOD CENTER(2004), K MART #9245(2005), KMART(NOT OWNED)

126	DETROIT, MI	BELAIR CENTER 8400 E. EIGHT MILE ROAD	48234	SC	1989	1998	100.00%	343,502	$2,021,326	$8.31	70.8%	PHOENIX THEATERS(2011), BALLY TOTAL FITNESS(2016), BIG LOTS STORES, INC.(2008),
												KIDS R US #1167(2013), TOYS R US, INC.(2021), TARGET(NOT OWNED)

127	GAYLORD, MI	PINE RIDGE SQUARE 1401 WEST MAIN STREET	49735	SC	1991	2 *	100.00%	190,482	$1,049,184	$5.51	100.0%	WAL-MART STORES #1542(2010), BUY LOW/ROUNDY’S — 4(2011)

128	GRANDVILLE, MI	GRANDVILLE MARKETPLACE INTERSECT 44TH ST & CANAL AVE	49418	SC	2001	2003	100.00%	191,801	$2,220,777	$11.58	100.0%	Circuit City(2017), Linen ‘N Things #682(2013), Gander Mountain(2016), OFFICE MAX(2013), LOWE’S(NOT OWNED)

129	HOUGHTON, MI	COPPER COUNTRY MALL HIGHWAY M26	49931	MM	1981	2 *	100.00%	257,863	$699,177	$4.51	60.2%	J.C. PENNEY #20430(2005), OFFICEMAX #1116(2014)

130	HOWELL, MI	GRAND RIVER PLAZA 3599 EAST GRAND RIVER	48843	SC	1991	2 *	100.00%	215,047	$1,315,146	$6.12	100.0%	WAL-MART STORES #1754(2011), KROGER #633(2012)

131	LANSING, MI	THE MARKETPLACE AT DELTA TOWN 8305 WEST SAGINAW HWY 196 RAMP	48917	SC	2000	2003	100.00%	93,269	$923,148	$10.36	95.5%	Michael’s #1590(2011), Gander Mountain(2015), LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 01/29/2004 Time: 12:02:15PM Page 11 of 21

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)
132	MT. PLEASANT, MI	INDIAN HILLS PLAZA 4208 E BLUE GRASS ROAD	48858	SC	1990	2 *	100.00%	248,963	$1,394,486	$6.12	91.5%	WAL-MART STORES #1428(2009), BIG LOTS #377-4(2004), KROGER #889(2011)

133	SAULT ST. MARIE, MI	CASCADE CROSSINGS 4516 I-75 BUSINESS SPUR	49783	SC	1993	1994	100.00%	270,761	$1,731,434	$6.39	100.0%	WAL-MART STORES #1936(2012), J.C. PENNEY #2625(2008), OFFICE MAX #731(2013), GLEN’S MARKET(2013)

134	WALKER, MI (GRAND RAPIDS)	GREEN RIDGE SQUARE 3390-B ALPINE AVE NW	49504	SC	1989	1995	100.00%	133,877	$1,403,429	$10.97	95.6%	T.J. MAXX #160(2005), OFFICE DEPOT #241(2005), TARGET(NOT OWNED), MEDIA PLAY(NOT OWNED), TOYS R US(NOT OWNED), CIICUIT CITY(NOT OWNED)

	Minnesota

135	BEMIDJI, MN	PAUL BUNYAN MALL 1201 PAUL BUNYAN DRIVE	56601	MM	1977	2 *	100.00%	297,586	$1,396,286	$4.96	94.6%	K MART #9204(2007), HERBERGER’S #348(2005), J.C. PENNEY #1091-8(2008)

136	BRAINERD, MN	WESTGATE MALL 1200 HIGHWAY 210 WEST	56401	MM	1985	2 *	100.00%	260,319	$1,937,473	$7.53	98.9%	K MART #9525(2004), HERBERGER’S #23(2013), MOVIES 10/WESTGATE MALL/#205(2011)

137	COON RAPIDS, MN	RIVERDALE VILLAGE PERIMETER 12921 RIVERDALE DRIVE	55433	SC	1999	1 *	14.50%	364,998	$4,797,658	$13.14	100.0%	KOHL’S #408(2020), JO-ANN STORES #1941(2010), LINENS ‘N THINGS(2016), OLD NAVY # 5958(2007), SPORTSMEN’S WAREHOUSE(2017), BEST BUY STORES, L.P.(2013), SEARS(NOT OWNED), COSTCO(NOT OWNED)

138	COON RAPIDS, MN (DEVELOPMENT	RIVERDALE VILLAGE CENTRAL 12921 RIVERDALE DRIVE	55433	SC	2003	1 *	100.00%	234,448	$3,165,041	$13.50	100.0%	BORDERS(2023), JC PENNEY(2024)

139	EAGAN, MN	EAGAN PROMENADE 1299 PROMENADE PLACE	55122	SC	1997	1997	50.00%	292,711	$3,509,325	$11.99	100.0%	BYERLY’S(2016), PETSMART #469(2018), BARNES & NOBLE #2820(2012), OFFICEMAX #604(2013), T.J. MAXX #379(2007), BED BATH BEYOND(2012), ETHAN ALLEN FURNITURE(NOT OWNED)

140	HUTCHINSON, MN	HUTCHINSON MALL 1060 SR 15	55350	MM	1981	2 *	100.00%	121,001	$756,696	$7.02	89.0%	J.C. PENNEY #1076-9 -4(2006), KMART(NOT OWNED)

141	MINNEAPOLIS, MN (MAPLE GROVE)	MAPLE GROVE CROSSING WEAVER LAKE ROAD & I-94	55369	SC	1995	1996	50.00%	265,957	$2,837,043	$10.67	100.0%	KOHL’S #241(2016), BARNES & NOBLE-#2749(2011), GANDER MOUNTAIN(2011),
												MICHAELS STORES, INC.(2012), BED, BATH AND BEYOND(2012), CUB FOODS(NOT OWNED)

142	ST. PAUL, MN	MIDWAY MARKETPLACE	55104	SC	1995	1997	14.50%	324,354	$2,639,487	$8.14	100.0%	WAL-MART #5437(2022), CUB
		1450 UNIVERSITY AVENUE WEST										FOODS(2015), PETSMART #466(2011), MERVYN’S #312(2016), BORDERS BOOKS AND MUSIC(NOT OWNED),
												HERBERGER’S(NOT OWNED)

143	WORTHINGTON, MN	NORTHLAND MALL 1635 OXFORD STREET	56187	MM	1977	2 *	100.00%	185,658	$519,915	$5.07	55.2%	J.C. PENNEY #2271-5 -4(2007), HY VEE FOOD STORES-3(2011)

	Mississippi

144	GULFPORT, MS	CROSSROADS CENTER CROSSROADS PARWAY	39503	SC	1999	2003	100.00%	464,302	$4,354,341	$10.46	89.7%	ACADEMY(2015), BED, BATH AND BEYOND #589(2014), GOODY’S FAMILY CLOTHING(2011), T.J. MAXX(2009), TINSELTOWN (INTENDED PER LEASE(2019), OFFICE DEPOT #437(2014), BARNES & NOBLE(2015), BELK’S(NOT OWNED)

145	JACKSON, MS (JUNCTION)	THE JUNCTION 6351 I-55 NORTH3	39213	SC	1996	2003	100.00%	107,780	$1,104,578	$10.25	100.0%	Petsmart #520(2012), Office Depot #358(2016), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 01/29/2004 Time: 12:02:15PM Page 12 of 21

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)
146	JACKSON, MS (METRO)	METRO STATION 4700 ROBINSON ROAD	39204	SC	1997	2003	100.00%	52,617	$350,448	$7.77	85.7%	Office Depot #414(2012), HOME DEPOT(NOT OWNED)

147	OXFORD, MS	OXFORD PLACE 2015-2035 UNIVERSITY AVENUE	38655	SC	2000	2003	100.00%	71,866	$285,476	$4.11	96.7%	Kroger(2020)

148	SALTILLO, MS	CROSS CREEK SHOPPING CENTER 1040-1184 CROSS CREEK DRIVE	38866	SC	1999	2003	100.00%	65,269	$613,503	$9.40	100.0%	Staples 1172(2016), HOME DEPOT(NOT OWNED)

149	STARKVILLE, MS	STARKVILLE CROSSING 882 HIGHWAY 12 WEST	39759	SC	1990	1994	100.00%	125,533	$777,683	$6.20	100.0%	J.C. PENNEY #2447(2010), KROGER #381(2012)

150	TUPELO, MS	BIG OAKS CROSSING 3850 N GLOSTER ST	38801	SC	1992	1994	100.00%	348,236	$1,996,831	$5.73	100.0%	SAM’S WHOLESALE CLUB#6329(2012), GOODY’S #39(2002), WAL-MART STORES #258(2012)

	Missouri

151	ARNOLD, MO	JEFFERSON COUNTY PLAZA VOGEL ROAD	63010	SC	2002	1 *	50.00%	34,567	$433,364	$13.15	95.4%	HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

152	FENTON, MO	FENTON PLAZA GRAVOIS & HIGHWAY 141	63206	SC	1970	2 *	100.00%	93,548	$826,636	$10.03	88.1%

153	INDEPENDENCE, MO	INDEPENDENCE COMMONS 900 EAST 39TH STREET	64057	SC	1995	1995	14.50%	382,955	$4,387,302	$11.62	98.6%	KOHL’S DEPARTMENT #230(2016), BED, BATH BEYOND #107(2012), MARSHALLS #675(2012), RHODES FURNITURE, INC.(2016), BARNES & NOBLE #2732(2011), AMC THEATRE(2015)

154	KANSAS CITY, MO (BRYWOOD)	BRYWOOD CENTER 8600 E. 63rd STREET	64133	SC	1972	1999	24.75%	208,234	$838,799	$5.10	79.0%	BIG LOTS #489(2009), PRICE CHOPPER(2004)

155	KANSAS CITY, MO (WARD PARKW	WARD PARKWAY 8600 WARD PARKWAY	64114	SC	1959	2003	20.00%	273,167	$3,789,053	$13.87	100.0%	AMC Theaters(2011), Stein Mart(2004), TJ Maxx(2013), Dick’s(2016), 24 Hour Fitness(2023), TARGET(NOT OWNED), DILLARD’S(NOT OWNED)

156	SPRINGFIELD,MO (MORRIS)	MORRIS CORNERS 1425 EAST BATTLEFIELD	65804	SC	1989	1998	100.00%	56,033	$486,741	$8.69	100.0%	TOYS R US #9512(2013)

157	ST. JOHN, MO	ST. JOHN CROSSINGS 9000-9070 ST. CHARLES ROCK ROA	63114	SC	2002	2003	100.00%	82,881	$924,525	$11.15	100.0%	Shop ‘N Save(2022)

158	ST. LOUIS (SUNSET), MO	PLAZA AT SUNSET HILL 10980 SUNSET PLAZA	63128	SC	1997	1998	100.00%	415,435	$4,856,516	$11.69	100.0%	BED BATH AND BEYOND(2012), MARSHALLS OF SUNSET HILLS(2012), HOME DEPOT #1089(2023), PETSMART #260(2012), BORDERS #110(2011), TOYS R US #9565(2013), COMP USA COMPUTER SUPER #1012(2013)

159	ST.LOUIS, MO (KELLER PLAZA)	KELLER PLAZA 4500 LEMAY FERRY ROAD	63129	SC	1987	1998	100.00%	52,842	$300,960	$5.70	100.0%	SENSIBLE CINEMAS, INC(2006), SAM’S(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 01/29/2004 Time: 12:02:15PM Page 13 of 21

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)
160	ST.LOUIS,MO (BRENTWOOD)	PROMENADE AT BRENTWOOD 1 BRENTWOOD PROMENADE COURT	63144	SC	1998	1998	100.00%	299,584	$3,953,786	$13.20	100.0%	TARGET #1102(2023), BED BATH & BEYOND #219(2009), PETSMART #255(2014), SPORTS AUTHORITY(2013)

161	ST.LOUIS,MO (GRAVOIS VILLAGE)	GRAVOIS VILLAGE 4523 GRAVOIS VILLAGE PLAZA	63049	SC	1983	1998	100.00%	110,992	$593,734	$5.51	97.2%	K MART #7543(2008)

162	ST.LOUIS,MO (OLYMPIC OAKS)	OLYMPIC OAKS VILLAGE	63121	SC	1985	1998	100.00%	92,372	$1,436,047	$15.55	100.0%	T.J. MAXX #329(2006)
		12109 MANCHESTER ROAD

	Nevada

163	LAS VEGAS, NV (DECATUR)	FAMILY CENTER @ LAS VEGAS 14833 WEST CHARLESTON BLVD	89102	SC	1973	1998	100.00%	49,555	$355,307	$9.31	77.0%	ALBERTSON’S(NOT OWNED)

164	LAS VEGAS, NV (MARYLAND)	FAMILY PLACE @ LAS VEGAS 14833 WEST CHARLESTON BLVD	89102	SC	2003	1 *	100.00%	24,032	$356,856	$14.85	100.0%

165	RENO, NV	RENO RIVERSIDE EAST FIRST STREET AND SIERRA	89505	SC	2000	2000	100.00%	52,474	$32,136	$0.61	100.0%	CENTURY THEATRE, INC.(2014)

	New Jersey

166	HAMILTON, NJ	HAMILTON MARKETPLACE NJ STATE HWY 130 & KLOCKNER RD	08691	SC	2002	2003	100.00%	339,119	$4,651,515	$13.72	100.0%	Kohl’s #469(2023), Linens ‘N Things #142(2014), Michael’s(2013), Ross Dress For Less #634(2014), Shop Rite(2028), LOWE’S(NOT OWNED), BJ’S WHOLESALE(NOT OWNED), WALMART(NOT OWNED)

167	PRINCETON, NJ	NASSAU PARK SHOPPING CENTER ROUTE 1 & QUAKER BRIDGE ROAD	42071	SC	1995	1997	100.00%	211,807	$3,748,898	$19.17	92.3%	BORDERS #131(2011), BEST BUY #578(2012), LINENS ‘N THINGS #462(2011), PETSMART #577(2011), WAL-MART(NOT OWNED), SAM’S(NOT OWNED), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

168	PRINCETON, NJ (PAVILION)	NASSAU PARK PAVILION ROUTE 1 AND QUAKER BRIDGE ROAD	42071	SC	1999	1 *	100.00%	202,622	$3,099,250	$15.30	100.0%	DICK’S SPORTING GOOD #105(2015), MICHAEL’S(2009), KOHL’S #294(2019), WEGMAN’S MARKET(NOT OWNED)

	New Mexico

169	LOS ALAMOS, NM	MARI MAC VILLAGE 800 TRINITY DRIVE	87533	SC	1978	2 *	100.00%	97,970	$611,034	$6.57	94.9%	SMITH’S FOOD & DRUG CENTERS(2007), FURR’S PHARMACY #887-4(2003), BEALL’S #0180(2009)

	North Carolina

170	ASHEVILLE, NC	RIVER HILLS 299 SWANNANOA RIVER ROAD	28805	SC	1996	2003	100.00%	190,970	$1,989,799	$10.42	100.0%	Goody’s 20923 — #123(2007), Carmike Cinemas(2017), Circuit City(2017), Dick’s Sporting Goods(2017), Michael’s(2008), Officemax #577(2011)

171	DURHAM, NC	OXFORD COMMONS 3500 OXFORD ROAD	27702	SC	1990	2 *	100.00%	213,934	$1,205,325	$6.25	90.1%	FOOD LION #747-3(2010), BURLINGTON COAT FACTORY(2007), WAL-MART(NOT OWNED)

172	FAYETTEVILLE, NC	CROSS POINTE CENTRE 5075 MORGANTON ROAD	28314	SC	1985	2003	100.00%	198,984	$1,554,537	$7.81	100.0%	Dev Rlty(Ac Mre/Circcty/Stpls)(2012), T.J. Maxx #354(2006), Bed Bath and Beyond(2014)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 01/29/2004 Time: 12:02:15PM Page 14 of 21

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)
173	HENDERSONVILLE, NC	EASTRIDGE CROSSING 200 THOMPSON STREET	28792	SC	1995	2003	100.00%	47,530	$231,172	$5.82	83.7%	Ingles (Dark) #112(2009)

174	NEW BERN, NC	RIVERTOWNE SQUARE 3003 CLAREDON BLVD	28561	SC	1989	2 *	100.00%	68,130	$596,193	$8.75	100.0%	GOODY’S #4(2007), WAL-MART(NOT OWNED)

175	WASHINGTON, NC	PAMLICO PLAZA 536 PAMLICO PLAZA	27889	SC	1990	2 *	100.00%	93,527	$487,619	$5.29	98.6%	WAL-MART STORES #1354(2009), WAL-MART(NOT OWNED)

176	WAYNESVILLE, NC	LAKESIDE PLAZA 201 PARAGON PARKWAY	28721	SC	1990	2 *	100.00%	181,894	$1,159,066	$6.37	100.0%	WAL-MART STORE #1663(2011), FOOD LION #957-2(2011)

177	WILMINGTON, NC	UNIVERSITY CENTRE S. COLLEGE RD & NEW CENTRE DR	28403	SC	1989	2 *	100.00%	410,491	$3,269,415	$9.42	84.5%	BARNES & NOBLE #2762(2007), LOWE’S HOME CENTER #445 -4(2014), OLD NAVY #5471(2006), BED BATH & BEYOND # 418(2012), ROSS DRESS FOR LESS(2012), GOODY’S #175-4(2005),
												SAM’S(NOT OWNED)

	North Dakota

178	DICKINSON, ND	PRAIRIE HILLS MALL 1681 THIRD AVENUE	58601	MM	1978	2 *	100.00%	267,506	$1,189,593	$4.61	96.4%	K MART #9564(2008), HERBERGER’S #30(2005), J.C. PENNEY #1628-7(2008)

179	GRAND FORKS, ND	OFFICE MAX 2500S COLUMBIA ROAD	58201	SC	1978	1999	83.75%	31,812	$0	$0.00	0.0%

	Ohio

180	ASHLAND, OH	CLAREMONT PLAZA US ROUTE 42	44805	SC	1977	2 *	100.00%	110,656	$72,773	$2.68	24.5%	QUALITY STORES #3116(2005)

181	AURORA, OH	BARRINGTON TOWN SQUARE 70-130 BARRINGTON TOWN SQUARE	44202	SC	1996	1 *	100.00%	102,683	$1,214,216	$12.53	94.4%	MARQUEE CINEMAS, INC.(2018), HEINEN’S(NOT OWNED)

182	BELLEFONTAINE, OH	SOUTH MAIN STREET PLAZA 2250 SOUTH MAIN STREET	43311	SC	1995	1998	100.00%	52,399	$432,292	$8.25	100.0%	GOODY’S STORE # 314(2010), STAPLES # 1146(2010)

183	BOARDMAN, OH	SOUTHLAND CROSSING I-680 & US ROUTE 224	44514	SC	1997	1 *	100.00%	506,254	$4,067,977	$8.17	98.4%	LOWE’S COMPANIES #188(2016), BABIES R US #9254(2009), STAPLES STORE #817(2012), DICKS CLOTHING & SPORTING(2012), WAL-MART STORES #2211(2017), PETSMART #558(2013), GIANT EAGLE, INC(2018)

184	CANTON, OH (EVERHARD ROAD)	BELDEN PARK CROSSINGS 5496 DRESSLER ROAD	44720	SC	1995	1 *	14.50%	250,675	$2,788,362	$11.12	100.0%	DICK’S CLOTHING & SPORTING #64(2010), DSW SHOE WAREHOUSE(2012), KOHL’S DEPARTMENT STORE #239(2016)

185	CANTON, OH (PHASE II)	BELDEN PARK CROSSINGS II LLC DRESSLER ROAD	44720	SC	1997	1 *	14.50%	227,431	$2,250,363	$9.89	100.0%	VALUE CITY FURNITURE #55(2011), H.H. GREGG APPLIANCES(2011), JO-ANN STORES
												#1900 (2008), PETSMART #523(2013)

186	CHILLICOTHE, OH	CHILLICOTHE PLACE 867 N BRIDGE STREET	45601	SC	1974	2 *	100.00%	236,009	$1,834,641	$7.77	100.0%	LOWE’S HOME CENTERS #472-2(2015), KROGER #348(2016), OFFICE MAX #617(2013)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 01/29/2004 Time: 12:02:15PM Page 15 of 21

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)
187	CINCINNATI, OH	GLENWAY CROSSING 5100 GLENCROSSING WAY	45238	SC	1990	2 *	100.00%	235,433	$2,026,400	$10.43	82.5%	WINN DIXIE STORES #1771 -4(2010), MICHAEL’S(2006)

188	CLEVELAND, OH (WEST 65th)	KMART PLAZA — WEST 65TH 3250 WEST 65TH STREET	44102	SC	1977	2 *	100.00%	49,420	$277,926	$5.62	100.0%	GREAT A & P TEA #23001-4(2007), KMART(NOT OWNED)

189	COLUMBUS, OH (DUBLIN VILLAGE)	DUBLIN VILLAGE CENTER 6561-6815 DUBLIN CENTER DRIVE	43017	SC	1987	1998	80.01%	326,912	$1,606,157	$13.44	36.6%	AMC THEATRE(2007), B.J.’S WHOLESALE CLUB(NOT OWNED)

190	COLUMBUS, OH (EASTON MARKET	EASTON MARKET 3740 EASTON MARKET	43230	SC	1998	1998	100.00%	509,611	$6,154,638	$12.08	100.0%	COMPUSA, INC #533(2013), STAPLES, INC. #603(2013), PETSMART, INC. #550(2015), GOLFSMITH GOLF CENTER(2013), MICHAEL’S
												#9876(2013), GALYAN’S(2013), DSW SHOE WAREHOUSE(2012), KITTLE’S HOME FURNISHINGS(2012), BED BATH & BEYOND, INC.(2014), T.J. MAXX#447(2008)

191	COLUMBUS, OH (LENNOX TOWN)	LENNOX TOWN CENTER 1647 OLENTANGY RIVER ROAD	43212	SC	1997	1998	50.00%	352,913	$3,344,654	$9.48	100.0%	TARGET#1058(2016), BARNES & NOBLE#2860(2007), STAPLES #451(2011), AMC
												THEATRES LENNOX 24(2021)

192	COLUMBUS, OH (SUN CENTER)	SUN CENTER 3622-3860 DUBLIN GRANVILLE RD	43017	SC	1995	1998	79.45%	305,428	$3,453,120	$11.31	100.0%	BABIES R US #9242(2011), MICHAEL’S(2013), RHODES FURNITURE(2012), STEIN MART #130(2007), BIG BEAR(2016), STAPLES #403(2010)

193	DUBLIN, OH (PERIMETER CENTER)	PERIMETER CENTER 6644-6804 PERIMETER LOOP ROAD	43017	SC	1996	1998	100.00%	137,556	$1,572,194	$11.56	98.9%	BIG BEAR(2016)

194	ELYRIA, OH	ELYRIA SHOPPING CENTER 825 CLEVELAND	44035	SC	1977	2 *	100.00%	150,200	$521,970	$7.44	46.7%	FIRST NAT’L SUPERMARKET #811(2010)

195	GALLIPOLIS, OH	GALLIPOLIS MARKETPLACE 2145 EASTERN AVENUE	45631	SC	1998	2003	100.00%	25,950	$299,950	$13.04	88.4%	WAL MART(NOT OWNED)

196	GROVE CITY, OH (DERBY SQUARE	DERBY SQUARE SHOPPING CENTER 2161-2263 STRINGTOWN ROAD	43123	SC	1992	1998	20.00%	128,210	$1,340,837	$10.46	100.0%	BIG BEAR(2012)

197	HAMILTON, OH	H.H. GREG 1371 MAIN STREET	43450	SC	1986	1998	100.00%	40,000	$230,000	$5.75	100.0%	ROUNDY’S(2006)

198	HILLSBORO, OH	HILLSBORO SHOPPING CENTER 1100 NORTH HIGH STREET	45133	SC	1979	2 *	100.00%	58,564	$1936,11	$6.54	50.6%	BOB & CARL’S(NOT OWNED)

199	HUBER HTS., OH	NORTH HEIGHTS PLAZA 8280 OLD TROY PIKE	45424	SC	1990	2 *	100.00%	163,819	$1,375,588	$10.25	81.9%	CUB FOODS(2011), WAL-MART(NOT OWNED)

200	LEBANON, OH	COUNTRYSIDE PLACE 1879 DEERFIELD ROAD	45036	SC	1990	2 *	100.00%	17,000	$170,484	$10.03	100.0%	WAL-MART(NOT OWNED), ERB LUMBER(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 01/29/2004 Time: 12:02:15PM Page 16 of 21

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)
201	MACEDONIA, OH	MACEDONIA COMMONS MACEDONIA COMMONS BLVD	44056	SC	1994	1994	50.00%	233,639	$2,430,554	$10.44	99.6%	FIRST NATL. SUPERMARKETS #826(2018), KOHL’S #235(2016), WAL-MART(NOT OWNED)

202	MACEDONIA, OH (PHASE II)	MACEDONIA COMMONS (PHASE II) 8210 MACEDONIA COMMONS	44056	SC	1999	1 *	100.00%	169,481	$1,601,734	$9.45	100.0%	CINEMARK(2019), HOME DEPOT #3824(2020)

203	NORTH OLMSTED, OH	GREAT NORTHERN PLAZA NORTH 25859-26437 GREAT NORTHERN	44070	SC	1958	1997	14.50%	624,660	$7,798,662	$12.48	100.0%	KIDS R US #1173(2008), BED BATH & BEYOND, INC.(2012), PETSMART #529(2008), HOME DEPOT USA #3803(2019), K & G MEN’S COMPANY, INC.(2008), JO-ANN STORES #1923(2009), MARC’S(2012), COMP USA INC. #577(2008), BEST BUY #279(2010), MARSHALLS #8267/TJX COMPANY(2005), KRONHEIMS FURNITURE(2012), TOP’S SUPERMARKET(NOT OWNED)

204	NORTH OLMSTED, OH (BABIES)	BABIES R’ US PLAZA 26520 LORAIN AVENUE	44070	SC	1978	1999	83.75%	64,950	$419,060	$7.44	86.7%

205	PATASKALA, OH	VILLAGE MARKET/RITE AID CENTER 78-80 OAK MEADOW DRIVE	43062	SC	1980	1998	100.00%	33,270	$194,600	$5.85	100.0%	CARDINAL (GARDNERS/LANCASTER)(2007)

206	PICKERINGTON, OH	SHOPPES AT TURNBERRY 1701-1797 HILL ROAD NORTH	43147	SC	1990	1998	100.00%	59,495	$618,866	$13.90	74.8%

207	SOLON, OH	UPTOWN SOLON KRUSE DRIVE	44139	SC	1998	1 *	100.00%	183,288	$2,551,300	$15.29	91.1%	MUSTARD SEED MKT & CAFE(2019), BED, BATH AND BEYOND#204(2009), BORDERS #286(2018)

208	STOW, OH	STOW COMMUNITY SHOPPING CENTE KENT ROAD	44224	SC	1997	1 *	100.00%	404,505	$2,841,409	$7.21	97.5%	K MART #4264(2006), BED BATH AND BEYOND #360(2011), GIANT EAGLE, INC. #4096(2017),
												KOHL’S #331(2019), OFFICE MAX #626(2011), BORDERS OUTLET #249(2003), TARGET(NOT OWNED)

209	TIFFIN, OH	TIFFIN MALL 870 WEST MARKET STREET	44883	MM	1980	2 *	100.00%	180,969	$1,002,044	$5.94	93.2%	MARQUEE CINEMAS(2018), J.C. PENNEY #324-4(2005), AARON RENTS, INC.#C0399(2004)

210	TOLEDO, OH	SPRINGFIELD COMMONS SHOPPING S. HOLLAND-SYLVANIA ROAD	43528	SC	1999	1 *	20.00%	241,129	$2,522,008	$10.66	98.1%	KOHL’S #324(2019), GANDER MOUNTAIN, L.L.C.(2014), BED BATH & BEYOND #240(2010), OLD NAVY #6429(2005), BABIES R US(NOT OWNED)

211	WESTLAKE, OH	WEST BAY PLAZA 30100 DETROIT ROAD	44145	SC	1974	2 *	100.00%	162,330	$1,268,939	$7.91	98.8%	MARC’S #37(2004), K MART #3234(2004)

212	WILMINGTON, OH	SOUTH RIDGE SHOPPING CENTER 1025 S SOUTH STREET	45177	SC	1977	2 *	100.00%	55,130	$258,649	$4.98	94.2%	COMMUNITY MARKETS(2013)

213	XENIA, OH	WEST PARK SQUARE 1700 WEST PARK SQUARE	45385	SC	1994	1 *	100.00%	104,873	$704,851	$8.03	83.7%	KROGER #829(2019), WAL-MART(NOT OWNED)
	Oregon

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 01/29/2004 Time: 12:02:15PM Page 17 of 21

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)
214	PORTLAND, OR	TANASBOURNE TOWN CENTER NW EVERGREEN PKWY & NW RING RD	97006	SC	1995	1996	50.00%	309,617	$5,177,215	$16.87	99.1%	BARNES & NOBLE #2748(2011), OFFICE DEPOT-#00954(2010), HAGGAN’S(2021), LINENS N THINGS(2017), ROSS DRESS FOR LESS #399(2008), MICHAEL’S #9887(2009), NORDSTROM(NOT OWNED), TARGET(NOT OWNED), MERVYN’S(NOT OWNED)

	Pennsylvania

215	ALLENTOWN, PA (WEST)	WEST VALLEY MARKETPLACE 1091 MILL CREEK ROAD	18106	SC	2001	2003	100.00%	241,077	$2,309,810	$9.58	100.0%	Wal-Mart #2641(2021)

216	E. NORRITON, PA	KMART PLAZA 2692 DEKALB PIKE	19401	SC	1975	2 *	100.00%	173,876	$1,144,859	$6.96	94.5%	K MART #3026(2005), BIG LOTS(2010)

217	ERIE (PEACHSTREET), PA	PEACH STREET SQUARE 1902 KEYSTONE DRIVE	16509	SC	1995	1 *	100.00%	554,757	$4,742,180	$8.55	100.0%	LOWE’S HOME CTR #226(2015), MEDIA PLAY-4 #8158(2011), KOHL’S-#221-4(2016), WAL-MART STORES #2278(2015), CINEMARK #186(2011), PETSMART #556(2015), CIRCUIT CITY SUPERSTORE 3744(2020), HOME DEPOT(NOT OWNED)

218	ERIE, PA (MARKET)	ERIE MARKETPLACE 6660-6750 PEACH STREET	16509	SC	2000	2003	100.00%	93,097	$692,090	$7.43	100.0%	Marshalls(2013), Bed Bath & Beyond #447(2013), BABIES R US(2015), TARGET(NOT OWNED)

219	MONACA, PA	TOWNSHIP MARKETPLACE 115 WAGNER ROAD	15061	SC	1999	2003	100.00%	253,110	$1,952,363	$7.75	99.5%	Lowe’s #500(2017), Shop ‘N Save(2019)

	South Carolina

220	CAMDEN, SC	SPRINGDALE PLAZA 1671 SPRINGDALE DRIVE	29020	SC	1990	2 *	100.00%	180,127	$1,151,448	$6.64	96.3%	WINN DIXIE STORES #2174(2011), BELK #227(2015), WAL-MART SUPER CENTER(NOT OWNED)

221	CHARLESTON, SC	ASHLEY CROSSING 2245 ASHLEY CROSSING DRIVE	29414	SC	1991	2003	100.00%	196,048	$1,538,021	$8.07	97.2%	Food Lion #933(2011), Wal-Mart #1748(2011)

222	COLUMBIA, SC (HARBISON)	HARBISON COURT HARBISON BLVD	29212	SC	1991	2002	100.00%	252,689	$2,589,803	$12.12	84.6%	Barnes & Noble #2688(2011), ROSS DRESS FOR LESS #668(2014), Marshall’s #458(2007), OfficeMax #640(2011), BABIES ‘R’ US #8890(NOT OWNED)

223	MT. PLEASANT, SC	WANDO CROSSING 1500 HIGHWAY 17 NORTH	29465	SC	1992	1995	100.00%	209,139	$2,087,196	$10.05	99.3%	PIGGLY WIGGLY #29-4(2012), OFFICE DEPOT # 2002(2010), T.J. MAXX #780 -3(2007), MARSHALL’S OF MA, INC.(2011), WAL-MART(NOT OWNED)

224	N. CHARLESTON, SC	NORTH POINTE PLAZA 7400 RIVERS AVENUE	29406	SC	1989	2 *	100.00%	294,471	$2,048,023	$6.95	100.0%	WAL-MART STORES #1359(2009), OFFICE MAX #342(2007), HELIG MEYERS(NOT OWNED), SERVICE MERCHANDISE(NOT OWNED)

225	ORANGEBURG, SC	NORTH ROAD PLAZA 2795 NORTH ROAD	29115	SC	1994	1995	100.00%	50,760	$511,947	$10.09	100.0%	GOODY’S #282(2008), WAL-MART(NOT OWNED)

226	S. ANDERSON, SC	CROSSROADS PLAZA 406 HIGHWAY 28 BY-PASS	29624	SC	1990	1994	100.00%	14,800	$63,600	$5.89	73.0%

227	SIMPSONVILLE, SC	FAIRVIEW STATION 621 FAIRVIEW ROAD	29681	SC	1990	1994	100.00%	142,133	$821,725	$5.90	98.0%	INGLES MARKETS #41(2011), KOHL’S DEPARTMENT STORES(2015)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 01/29/2004 Time: 12:02:15PM Page 18 of 21

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)
228	SUMTER, SC	MERCHANT’S WALK 837-839 BROAD STREET	29150	SC	1987	2003	100.00%	19,140	$86,100	$9.41	47.8%	KROGER’S (DARK)(NOT OWNED), WAL MART(NOT OWNED)

229	UNION, SC	WEST TOWNE PLAZA U.S.HWY 176 BY-PASS #1	29379	SC	1990	2 *	100.00%	184,331	$981,182	$5.52	96.5%	WAL-MART STORES #629(2009), BELK STORES SERVICES, INC.(2010), WINN DIXIE STORES #1255(2010)

	South Dakota

230	WATERTOWN, SD	WATERTOWN MALL 1300 9TH AVENUE	56401	MM	1977	2 *	100.00%	285,372	$1,372,288	$7.14	67.3%	HERBERGER’S #15(2009), J.C. PENNEY #0495- -4(2008), HY VEE SUPERMARKET(NOT OWNED)

	Tennessee

231	BRENTWOOD, TN	COOL SPRINGS POINTE I-65 AND MOORE’S LANE	37027	SC	1999	2000	100.00%	201,516	$1,839,907	$12.88	70.9%	BEST BUY #170(2014), LINENS ‘N THINGS #521(2014), DSW SHOE WAREHOUSE #29103(2008)

232	CHATTANOOGA, TN	OVERLOOK AT HAMILTON PLACE 2288 GUNBARREL ROAD	37421	SC	1992	2003	100.00%	215,905	$1,013,627	$9.79	48.0%	Best Buy #4720(2014)

233	COLUMBIA, TN	COLUMBIA SQUARE 845 NASHVILLE HIGHWAY	38401	SC	1993	2003	100.00%	68,948	$488,364	$7.72	91.7%	KROGER #538(2022)

234	FARRAGUT, TN	FARRAGUT POINTE 11132 KINGSTON PIKE	37922	SC	1991	2003	100.00%	71,311	$508,664	$7.53	94.7%	Bi-Lo #367(2011)

235	FRANKLIN, TN	ALEXANDER PLAZA 541 ALEXANDER PLAZA	37064	SC	1983	2003	100.00%	17,999	$150,213	$9.01	92.6%	BIG LOTS(NOT OWNED)

236	GOODLETTSVILLE, TN	NORTHCREEK COMMONS 101-139 NORTHCREEK BOULEVARD	37072	SC	1987	2003	100.00%	84,441	$722,251	$8.55	100.0%	Kroger #541(2012)

237	HENDERSONVILLE, TN	HENDERSONVILLE LOWE’S 1050LOWE’S ROAD	37075	SC	1999	2003	100.00%	133,144	$1,214,939	$9.12	100.0%	Lowe’s(2019)

238	MEMPHIS, TN	COUNTRY BRIDGE 9020 US HIGHWAY 64	38002	SC	1993	2003	100.00%	64,223	$564,499	$8.99	97.8%	Kroger(2012)

239	MURFREESBORO, TN (MEMORIAL)	MEMORIAL VILLAGE 710 MEMORIAL BOULEVARD	37130	SC	1993	2003	100.00%	117,750	$805,792	$6.84	100.0%	Albertson’s (Dark) #4730(2014)

240	MURFREESBORO, TN (TOWNE)	TOWNE CENTRE OLD FORT PARKWAY	37129	SC	1998	2003	100.00%	108,180	$1,273,302	$11.77	100.0%	T.J. Maxx #579(2008), Books-A-Million(2007), LOWE’S(NOT OWNED), TOYS R US(NOT OWNED), TARGET(NOT OWNED)

241	NASHVILLE, TN	THE MARKETPLACE CHARLOTTE PIKE	37209	SC	1998	2003	100.00%	167,795	$1,620,862	$9.66	100.0%	Lowe’s(2019), WAL MART(NOT OWNED)

	Texas

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 01/29/2004 Time: 12:02:15PM Page 19 of 21

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)
242	AUSTIN, TX	SHOPS AT TECH RIDGE CENTER RIDGE DRIVE	78728	SC	2003	2003	24.75%	228,775	$2,782,761	$12.23	99.5%	ROSS DRESS FOR LESS(2014), LINEN N THINGS #291(2014), HOBBY LOBBY(2018), ULTIMATE ELECTRONICS(2019), TOYS R US(NOT OWNED), SUPER TARGET(NOT OWNED)

243	FRISCO, TX	FRISCO MARKETPLACE 7010 PRESTON ROAD,	75035	SC	2001	2003	100.00%	12,559	$205,441	$19.01	86.1%	KOHL’S(NOT OWNED)

244	FT. WORTH, TX	EASTCHASE MARKET SWC EASTCHASE PKWY & I-30	76112	SC	1995	1996	50.00%	205,017	$2,028,398	$13.54	73.1%	UNITED ARTISTS THEATRE #33306(2012), PETSMART #182(2011), ROSS DRESS FOR LESS #351-1(2006), TARGET(NOT OWNED), TOYS R US(NOT OWNED), OFFICE DEPOT(NOT OWNED)

245	FT. WORTH, TX (FOSSIL CREEK)	FOSSIL CREEK WESTERN CENTER BLVD	76137	SC	1991	2002	100.00%	68,515	$786,524	$16.14	71.1%

246	IRVING, TX	MACARTHUR MARKETPLACE MARKET PLACE BOULEVARD	75063	SC	1999	2003	100.00%	131,176	$1,825,741	$13.92	100.0%	Marquee Cinema(2018), KOHL’S(NOT OWNED), SAM’S CLUB(NOT OWNED), WAL MART(NOT OWNED)

247	LEWISVILLE, TX (LAKEPOINTE)	LAKEPOINTE CROSSINGS S STEMMONS FREEWAY	75067	SC	1991	2002	100.00%	311,039	$2,941,622	$10.17	93.0%	BOOK MARKET, INC.(2004), THE ROOMSTORE #1055(2007), PETsMART #176(2009), BEST BUY
												#258(2010), ACADEMY SPORTS(2016), MARDEL CHRISTIAN BOOKSTORE(2012), TOYS R’ US(NOT
												OWNED), SERVICE MERCHANDISE(NOT OWNED), GARDEN RIDGE(NOT OWNED)

248	MCKINNEY, TX	MCKINNEY MARKETPLACE US HWY 75 & EL DORADO PKWY	75070	SC	2000	2003	100.00%	118,970	$1,144,514	$10.49	91.7%	Kohl’s(2021), ALBERTSON’S(NOT OWNED)

249	MESQUITE, TX	THE MARKETPLACE AT TOWN CENTE SOUTHBOUND FRONTAGE RD I 635	75150	SC	2001	2003	100.00%	144,363	$1,843,039	$12.77	100.0%	Ultimate Electronics(2018), Linen ‘N Things(2013), Michael’s(2012), Ross Dress For Less(2013), KOHL’S(NOT OWNED)

250	SAN ANTONIO, TX	LA PLAZA DEL NORTE 125 NE LOOP 410	78216	SC	1996	1997	35.00%	310,470	$3,980,725	$13.51	94.9%	ROSS STORES, INC. #373(2007), DSW SHOE WAREHOUSE(2007), BEST BUY COMPANY#201(2012), OSHMAN’S SPORTING GOODS #236(2017), OFFICE MAX #406(2012), BEALL’S #257(2014)

251	SAN ANTONIO, TX (BANDERA PT)	BANDERA POINT NORTH STATE LOOP 1604/BANDERA ROAD	78227	SC	2001	1 *	100.00%	278,727	$3,898,367	$14.28	98.0%	T.J. MAXX(2011), LINENS ‘N THINGS # 594(2012), OLD NAVY #6499(2006), ROSS DRESS FOR LESS(2012), BARNES & NOBLE # 2055(2011), TARGET(NOT OWNED), LOWE’S(NOT OWNED)

	Utah

252	LOGAN, UT	FAMILY PLACE @ LOGAN 400 NORTH STREET	84321	SC	1975	1998	100.00%	19,200	$97,560	$13.55	37.5%	RITE AID(NOT OWNED)

253	MIDVALE, UT	FAMILY CENTER AT FORT UNION 50 900 EAST FT UNION BLVD	84047	SC	1973	1998	100.00%	661,649	$6,845,780	$10.59	97.7%	MERVYN’S #M-0065A(2005), BABIES R US #9568(2014), OFFICE MAX #126(2007), SMITH’S FOOD & DRUGS#85(2024), MEDIA PLAY #8122(2016), BED BATH & BEYOND #198(2014), ROSS DRESS FOR LESS #502(2011), WAL-MART STORES #2207(2015)

254	OGDEN, UT	FAMILY CENTER AT OGDEN 5-POINT 21-129 HARRISVILLE ROAD	84404	SC	1977	1998	100.00%	162,316	$759,775	$5.57	84.1%	HARMONS(2012)

255	OREM, UT	FAMILY CENTER AT OREM 1300 SOUTH STREET	84058	SC	1991	1998	100.00%	150,667	$1,552,954	$10.31	100.0%	KIDS R US # 1347(2011), MEDIA PLAY #8120(2015), OFFICE DEPOT #538(2008), JO-ANN FABRICS AND CRAFTS#1756(2012), R.C. WILLEY(NOT OWNED), TOYS R US(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 01/29/2004 Time: 12:02:15PM Page 20 of 21

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)
256	RIVERDALE, UT	FAMILY CENTER AT RIVERDALE 510 1050 WEST RIVERDALE ROAD	84405	SC	1995	1998	100.00%	590,313	$4,538,443	$7.96	96.6%	MEIER & FRANK(2011), OFFICE MAX #76(2008), GART SPORTS #326(2012), SPORTMAN’S WAREHOUSE(2009), MEDIA PLAY(2016), CIRCUIT CITY #3349(2016), TARGET SUPERSTORE #1753(2017)

257	SALT LAKE CITY, UT (33RD)	FAMILY PLACE @ 33RD SOUTH 3300 SOUTH STREET	84115	SC	1978	1998	100.00%	35,459	$266,744	$8.69	86.6%

258	TAYLORSVILLE, UT	FAMILY CENTER AT MIDVALLEY 503 5600 SOUTH REDWOOD	84123	SC	1982	1998	100.00%	710,713	$6,762,527	$10.63	89.5%	JOLENE’S(2003), MEDIA PLAY #8121(2015), OFFICE MAX #127(2008), CIRCUIT CITY #3353(2016), PETSMART #168(2012), SHOPKO #085(2014), GART SPORTS #324(2017), 24 HOUR FITNESS(2017), BED, BATH & BEYOND #270(2015), ROSS DRESS FOR LESS(2014), HARMONS SUPERSTORE(NOT OWNED)

	Vermont

259	BERLIN, VT	BERLIN MALL 282 BERLIN MALL RD., UNIT #28	05602	MM	1986	2 *	100.00%	174,515	$1,545,025	$8.94	99.0%	WAL-MART STORES #2682(2014), J.C. PENNEY #2342(2009)

	Virginia

260	CHESTER, VA	BERMUDA SQUARE 12607-12649 JEFFERSON DAVIS	23831	SC	1978	2003	100.00%	107,660	$1,068,750	$10.55	94.1%	Ukrop’s(2008)

261	FAIRFAX, VA	FAIRFAX TOWNE CENTER 12210 FAIRFAX TOWNE CENTER	22033	SC	1994	1995	14.50%	253,941	$4,299,735	$16.93	100.0%	SAFEWAY #1431(2019), T.J. MAXX #106(2009), TOWER RECORDS#822(2009), BED, BATH & BEYOND#65(2010), UNITED ARTISTS #33191(2014)

262	LYNCHBURG, VA	CANDLERS STATION 3700 CANDLERS MOUNTAIN ROAD	24502	SC	1990	2003	100.00%	275,765	$1,956,004	$8.27	85.7%	Goody’s #174(2004), Movies 10 #113(2015), Circuit City(2009), Staples #0319(2013), T.J. Maxx #797(2009), TOYS “R” US(NOT OWNED)

263	MARTINSVILLE, VA	LIBERTY FAIR MALL 240 COMMONWEALTH BOULEVARD	24112	MM	1989	2 *	50.00%	435,057	$2,705,486	$6.94	89.6%	GOODY’S #166(2006), BELK/LEGGETTS(2009), J.C. PENNEY #3010(2009), SEARS #2094 -4(2009), OFFICEMAX #744(2012), KROGER #R-350(2017)

264	MIDLOTHIAN, VA	GENITO CROSSING HULL STREET ROAD	23112	SC	1985	2003	100.00%	79,407	$725,361	$9.13	100.0%	Food Lion #299(2005)

265	PULASKI, VA	MEMORIAL SQUARE 1000 MEMORIAL DRIVE	24301	SC	1990	2 *	100.00%	143,299	$793,139	$6.22	89.0%	WAL-MART STORES #1652(2011), FOOD LION #799-2(2011)

266	WINCHESTER, VA	APPLE BLOSSOM CORNERS 2190 S. PLEASANT VALLEY	22601	SC	1990	2 *	20.00%	240,560	$2,281,676	$9.58	99.0%	MARTIN’S FOOD STORE #78(2040), KOHL’S #283(2018), OFFICE MAX #844(2012), BOOKS-A-MILLION #954(2008)

	Washington

267	EVERETT, WA	PUGET PARK 520 128TH STREET SW	98204	SC	1981	2001	20.00%	41,065	$449,530	$12.74	86.0%	ALBERTSON’S(NOT OWNED)

	West Virginia

268	BARBOURSVILLE, WV	OFFICE MAX CENTER 5-13 MALL ROAD	25504	SC	1985	1998	100.00%	70,900	$290,437	$4.10	100.0%	DISCOUNT EMPORIUM(2006), OFFICEMAX #263 (2006), VALUE CITY(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 01/29/2004 Time: 12:02:15PM Page 21 of 21

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)
	Wisconsin

269	BROOKFIELD, WI (SW)	SHOPPERS WORLD OF BROOKFIELD NORTH 124TH STREET AND WEST CA	53005	SC	1967	2003	100.00%	190,142	$1,462,213	$7.69	100.0%	T.J. Maxx #202(2005), Marshall’s Mega Store(2004), Officemax #16(2005), Burlington Coat Factory #112(2007)

270	BROWN DEER, WI (CENTER)	BROWN DEER CENTER NORTH GREEN BAY ROAD	53209	SC	1967	2003	100.00%	266,716	$1,933,674	$7.25	100.0%	Kohl’s #44(2023), Michael’s(2012), Officemax #17(2005), T.J. Maxx / Burlington#201(2008), Old
												Navy #5482(2012)

271	BROWN DEER, WI (MARKET)	MARKET PLACE OF BROWN DEER NORTH GREEN BAY ROAD	53209	SC	1989	2003	100.00%	143,372	$898,085	$7.46	92.5%	Marshall’s Mega Store(2004), Pick ‘N Save(2005)

272	MILWAUKEE, WI	POINT LOOMIS SOUTH 27TH STREET	53221	SC	1962	2003	100.00%	160,533	$707,571	$4.41	100.0%	Kohl’s #43(2007), Pick ‘N Save(2007)

273	MILWAUKEE, WI (SOUTH)	SOUTHGATE MARKETPLACE SOUTH 27TH STREET	53215	SC	1951	2003	100.00%	54,913	$385,106	$7.94	88.3%	Always 99C(2011), MOVIES 10(NOT OWNED), WAL MART(NOT OWNED)

274	WEST ALLIS, WI (WEST)	WEST ALLIS CENTER WEST CLEVELAND AVE. AND S. 108	53214	SC	1968	2003	100.00%	383,967	$1,392,012	$5.35	67.7%	Kohl’s #41(2008), Marshall’s Mega Store #738(2004), Pick ‘N Save(2008)
						Grand Total:		50,040,061	501,780,265

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

Investor Information
 Developers Diversified Realty
 www.ddr.com
3300 Enterprise Parkway/Beachwood, Ohio 44122
Phone: (216) 755-5500     Fax: (216) 755-1500

Board of Directors	Officers

Scott A. Wolstein, Chairman of the Board Chief Executive Officer, Developers Diversified Realty	Scott A. Wolstein, Chairman of the Board & Chief Executive Officer

Bert L. Wolstein, Chairman Emeritus Chief Executive Officer, Heritage Development	David M. Jacobstein, President and Chief Operating Officer

David M. Jacobstein, President & Chief Operating Officer, Developers Diversified Realty	Daniel B. Hurwitz Executive Vice President

Daniel B. Hurwitz, Executive Vice President Developers Diversified Realty	James A. Schoff, Senior Investment Officer

Albert T. Adams, Director Chairman, Cleveland Office – Baker & Hostetler LLP	Joan U. Allgood, Sr. Vice President of Corporate Affairs & Governance

Dean S. Adler, Director Principal, Lubert-Adler Management, Inc	Richard E. Brown, Sr. Vice President of Real Estate Operations

Terrance R. Ahern, Director Principal, The Townsend Group	Timothy J. Bruce, Sr. Vice President of Development

Robert Gidel, Director Managing Partner, Liberty Partners, LP	William H. Schafer, Sr. Vice President & Chief Financial Officer

Victor B. MacFarlane, Founder and Managing Principal MacFarlane Partners, LLC	Ralph J. Conti, Vice President and Director of Development

Craig Macnab, Director Managing Partner, Tandem Capital	Steven M. Dorsky, Vice President of Leasing – Northeast David J. Favorite, Vice President of Operations

Barry Sholem, Director Partners Chairman, DLJ Real Estate Capital	Susan Hennessey, Vice President of Human Resources

Michelle A. Mahue, Vice President of Investor Relations

Lorraine McGlone, Vice President of Information Technology

Joseph G. Padanilam, Vice President of Acquisitions and Dispositions

Anthony L. Vodicka, Vice President of Leasing – West

Robin Walker-Gibbons, Vice President of Leasing – Southeast

David E. Weiss, Vice President and General Counsel

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2003

Investor Information (Continued)

Research Coverage		Research Coverage, continued

AG Edwards		Merril Lynch
Bill Camp	(314) 955-5368	Steve Sakwa	(212) 449-0335
		Craig Schmidt	(212) 449-1944

Deutsche Bank Alex Brown		Morgan Stanley
Lou Taylor	(212) 250-4912	Matthew Ostrower	(212) 761-6284
Chris Capolongo	(212) 250-7726	Suzanne Sorkin	(212) 761-6385

Goldman Sachs		Prudential Securities
Carey Callahan	(212) 902-4351	Jim Sullivan	(212) 778-2515
Michael Bilerman	(212) 902-1970	Bill Acheson	(212) 778-1417

Green Street Advisors		Wachovia Securities
John Herold	(949) 640-8780	Jeff Donnelly	(617) 603-4262
Sarah Woodward	(949) 640-8780	Eric Rothman	(617) 603-4263

Hilliard Lyons
Tony Howard	(502) 588-1142	Transfer Agent
National City Bank Corporate Trust Operations P.O. Box 92301 Cleveland, Ohio 44193-0900 1-800-622-6757
JP Morgan
Michael Mueller	(212) 622-6689
Josh Bederman	(212) 622-6530

Lehman Brothers
David Shulman	(212) 526-3410	Investor Relations Michelle A. Mahue VP of Investor Relations Phone: (216) 755-5455 Fax: (216) 755-1455 Email: mmahue@ddr.com
Alexander Goldfarb	(212) 526-5232

McDonald & Company
Richard Moore	(216) 443-2815
Richard Sweigard	(216) 563-2501